UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21656

Name of Fund:   BlackRock Energy and Resources Trust (BGR)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Energy

and Resources Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2019

Date of reporting period: 12/31/2019

Item 1 – Report to Stockholders

DECEMBER 31, 2019

2019 Annual Report

BlackRock Energy and Resources Trust (BGR)

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

BlackRock Enhanced Equity Dividend Trust (BDJ)

BlackRock Enhanced Global Dividend Trust (BOE)

BlackRock Enhanced International Dividend Trust (BGY)

BlackRock Health Sciences Trust (BME)

BlackRock Resources & Commodities Strategy Trust (BCX)

BlackRock Science and Technology Trust (BST)

BlackRock Science and Technology Trust II (BSTZ)

BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock Energy and Resources Trust’s (BGR), BlackRock Enhanced Capital and Income Fund, Inc.’s (CII), BlackRock Enhanced Equity Dividend Trust’s (BDJ), BlackRock Enhanced Global Dividend Trust’s (BOE), BlackRock Enhanced International Dividend Trust’s (BGY), BlackRock Health Sciences Trust’s (BME), BlackRock Resources & Commodities Strategy Trust’s (BCX), BlackRock Science and Technology Trust’s (BST), BlackRock Science and Technology Trust II (BSTZ) and BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (each, a “Trust” and collectively, the “Trusts”), amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

December 31, 2019

		Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
Fund	Ticker	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital*	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BlackRock Energy and Resources Trust	BGR	$0.393543	$—	$—	$0.537657	$0.931200	42%	0%	0%	58%	100%
BlackRock Enhanced Capital and Income Fund, Inc.	CII	0.200165	—	0.504097	0.294038	0.998300	20	0	50	30	100
BlackRock Enhanced Equity Dividend Trust	BDJ	0.205304	—	0.545882	—	0.751186	27	0	73	0	100
BlackRock Global Opportunities Equity Trust	BOE	0.341056	—	—	0.414944	0.756000	45	0	0	55	100
BlackRock International Growth & Income Trust	BGY	0.173185	—	—	0.232415	0.405600	43	0	0	57	100
BlackRock Health Sciences Trust	BME	0.074037	—	2.325963	—	2.400000	3	0	97	0	100
BlackRock Resources and Commodities Strategy Trust	BCX	0.250327	—	—	0.368873	0.619200	40	0	0	60	100
BlackRock Science and Technology Trust	BST	—	—	3.500699	—	3.500699	0	0	100	0	100
BlackRock Science and Technology Trust II	BSTZ	—	—	—	0.500000	0.500000	0	0	0	100	100
BlackRock Utilities, Infrastructure and Power Opportunities Trust	BUI	0.439154	—	1.012846	—	1.452000	30	0	70	0	100

*

Certain Trusts estimate that they have distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees/Directors (the “Board”), each have adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis as of December 31, 2019:

Exchange Symbol	Amount Per Common Share
BGR	$0.0776
CII	0.0875
BDJ	0.0500
BOE	0.0630
BGY	0.0338
BME	0.2000
BCX	0.0516
BST	0.1655
BSTZ	0.1000
BUI	0.1210

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available investment income to its shareholders required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to BME, BST and BUI’s prospectuses for a more complete description of each Trust’s risks.

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Markets in Review

Dear Shareholder,

U.S. equities and bonds finished the last year of the decade with impressive returns, putting an exclamation point on a decade of strong performance despite the fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. In many ways, it was fitting that the themes of 2019 — geopolitical uncertainty, fears of recession, and decisive monetary stimulus — put the capstone on a decade that was defined by grappling with these competing forces.

Equity and bond markets posted solid returns, particularly in the second half of the year, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — lagged while still posting solid returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

As equity performance faltered in late 2018 and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.92%	31.49%
U.S. small cap equities (Russell 2000® Index)	7.30	25.52
International equities (MSCI Europe, Australasia, Far East Index)	7.01	22.01
Emerging market equities (MSCI Emerging Markets Index)	7.09	18.42
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.03	2.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.36	8.91
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.45	8.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	7.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.98	14.32
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

4

Option Over-Writing Strategy

Overview

In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue these goals primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options in an effort to generate current gains from option premiums and to enhance each Trust’s risk-adjusted return. Each Trust’s objectives cannot be achieved in all market conditions.

Each Trust primarily writes single stock covered call options, and may also from time to time write single stock put options. When writing (selling) a covered call option, a Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trust receives cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trust. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trust realizes gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration. The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by a Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. The premium that a Trust receives from writing a covered call option may not be sufficient to offset the potential appreciation on the underlying equity security above the strike price of the option that could have otherwise been realized by the Trust. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

Option Over-Writing Strategy Illustration

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.

Each Trust intends to write covered call and other options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.

THE BENEFITS AND RISKS OF OPTION OVER-WRITING	5

Trust Information as of December 31, 2019	BlackRock Energy and Resources Trust

Investment Objective

BlackRock Energy and Resources Trust’s (BGR) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BGR
Initial Offering Date	December 29, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2019 ($11.88)(a)	7.84%
Current Monthly Distribution per Common Share(b)	$0.0776
Current Annualized Distribution per Common Share(b)	$0.9312

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2019 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BGR(a)(b)	23.23%	13.74%
MSCI World Energy Call Overwrite Index(c)	N/A	10.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI World Energy Call Overwrite Index incorporates an option overlay component on the MSCI World Energy Index with a 33% overwrite level.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

Crude oil prices experienced considerable gains in 2019, reflecting the backdrop of steady global growth, production discipline by the Organization of Petroleum Exporting Countries plus Russia, and declining shale production in the United States. Energy stocks also delivered a positive total return, as global equities were boosted by the favorable economic outlook and the accommodative policies of the world’s central banks. However, the sector lagged the broader equity market due to lower capital spending by large, integrated producers, as well as concerns U.S. production may have peaked.

The Trust’s overweight position in the exploration & production (“E&P”) subsector contributed to relative performance. An out-of-benchmark position in Kosmos Energy Ltd. was the leading contributor at the individual stock level. The company reported better-than-expected results and announced its intent to sell part of its stake in its assets off the coast of Mauritania and Senegal. An overweight position in Anadarko Petroleum Corp. — which was taken over by Occidental Petroleum Corp. — was also a top contributor.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s option overlay strategy contributed positively to relative performance for the 12-month period.

U.S. natural gas prices declined in 2019, reflecting strong supply growth, adverse weather conditions and weakness in the European gas market. In this environment, the Trust’s out-of-benchmark position in the natural gas producer EQT Corp. was among the largest detractors from relative performance.

An underweight in midstream energy companies, including Enbridge, Inc. and Kinder Morgan, Inc. also detracted. Interest rate-sensitive stocks were boosted by the three rate cuts by the Fed and the corresponding downturn in bond yields.

Describe recent portfolio activity.

Among other shifts, the investment adviser increased the Trust’s weighting in the integrated energy subsector by increasing its weighting in TOTAL SA and initiating a position in Eni SpA. This move was funded by decreasing the portfolio’s allocation to E&P stocks, including the sale of Devon Energy Corp.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2019 (continued)	BlackRock Energy and Resources Trust

Describe portfolio positioning at period end.

The investment adviser continued to focus on companies that are displaying signs of capital discipline and steady growth, as well as those that stand to benefit from growth in the emerging liquified natural gas industry.

The integrated energy subsector represented the Trust’s largest allocation, followed by the E&P, distribution, refining & marketing, and oil services industries, respectively.

As of December 31, 2019, the Trust had an options overwriting program in place whereby 32% of the underlying equities were overwritten with call options. These options were typically written at levels above prevailing market prices (estimated to be 2.7% out of the money) with an average time until expiration of 54 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	12/31/19	12/31/18	Change	High	Low
Market Price	$11.88	$10.45	13.68%	$12.61	$10.16
Net Asset Value	12.57	11.98	4.92	13.92	11.34

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/19
Royal Dutch Shell PLC — ADR	12%
TOTAL SA	8
Exxon Mobil Corp.	8
BP PLC	8
ConocoPhillips	6
EOG Resources, Inc.	4
TC Energy Corp	4
Williams Cos., Inc.	4
Suncor Energy, Inc.	4
Chevron Corp.	4

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	12/31/19	12/31/18
Oil, Gas & Consumable Fuels	97%	94%
Energy Equipment & Services	3	6

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	7

Trust Information as of December 31, 2019	BlackRock Enhanced Capital and Income Fund, Inc.

Investment Objective

BlackRock Enhanced Capital and Income Fund, Inc.’s (CII) (the “Trust”) investment objective is to provide investors with a combination of current income and capital appreciation. The Trust seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. and foreign issuers. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust also seeks to achieve its investment objective by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	CII
Initial Offering Date	April 30, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2019 ($17.25)(a)	6.09%
Current Monthly Distribution per Common Share(b)	$0.0875
Current Annualized Distribution per Common Share(b)	$1.0500

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2019 were as follows:

	Returns Based On
	Market Price	Net Asset Value
CII(a)(b)	30.38%	25.08%
MSCI USA Call Overwrite Index(c)	N/A	25.70

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI USA Call Overwrite Index incorporates an option overlay component on the MSCI USA Index with a 55% overwrite level.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

In the equity allocation of the Trust, the largest detractor from relative performance for the 12-month period was stock selection within the consumer staples sector. In particular, overweight positions in beer-maker Molson Coors Beverage Co. and tobacco company Altria Group, Inc. weighed on relative performance. Stock selection in health care also detracted, with overweight positions in pharmaceutical company Pfizer, Inc. and biotech Biogen, Inc. produced weakness. Finally, security selection within the industrials sector further weighed on relative returns.

The largest equity allocation contributors to performance for the 12-month period was stock selection within the consumer discretionary sector. Most notably, overweight positions in homebuilder D.R. Horton, Inc. and discount retailer Dollar General Corp. provided strong relative returns. Among financials, the Trust’s lack of a position in insurance giant Berkshire Hathaway, Inc. and its overweight position in Bank of America Corp. enhanced performance. Stock selection within utilities, particularly with the Trust’s overweight position in Virginia-based AES Corp., further contributed to relative performance.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s option overlay strategy contributed positively to relative performance for the 12-month period.

Describe recent portfolio activity.

During the 12-month period, the Trust significantly increased its exposure to the communication services sector. Holdings within consumer discretionary and industrials were also increased. Conversely, the Trust significantly reduced exposure to the health care sector. The Trust also lowered its allocation to materials and utilities.

Describe portfolio positioning at period end.

Relative to the benchmark, the Trust’s largest overweight positions were in the communication services, consumer discretionary and energy sectors. Conversely, the Trust’s largest relative underweights were in the real estate, information technology and utilities sectors.

As of December 31, 2019, the Trust had in place an option overwriting program whereby 48% of the underlying equities were overwritten with call options. These call options were typically written at prices above the prevailing market prices (estimated to be 2.1% out of the money) with an average time until expiration of 51 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2019 (continued)	BlackRock Enhanced Capital and Income Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	12/31/19	12/31/18	Change	High	Low
Market Price	$17.25	$14.08	22.51%	$17.33	$13.92
Net Asset Value	17.96	15.28	17.54	17.99	14.97

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/19
Microsoft Corp.	6%
Apple, Inc.	6
Alphabet, Inc.	5
JPMorgan Chase & Co.	4
UnitedHealth Group, Inc.	3
Bank of America Corp.	3
Verizon Communications, Inc.	3
Comcast Corp.	3
Walmart, Inc.	3
Cisco Systems, Inc.	3

*	Excludes option positions and money market funds.

SECTOR ALLOCATION

Sector	12/31/19	12/31/18
Information Technology	21%	20%
Health Care	14	18
Financials	13	15
Communication Services	13	9
Consumer Discretionary	12	10
Industrials	9	7
Consumer Staples	7	7
Energy	6	6
Materials	3	5
Utilities	2	3

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

TRUST INFORMATION	9

Trust Information as of December 31, 2019	BlackRock Enhanced Equity Dividend Trust

Investment Objective

BlackRock Enhanced Equity Dividend Trust’s (BDJ) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by employing a strategy of writing (selling) call and put options. The Trust invests, under normal market conditions, at least 80% of its total assets in dividend paying equities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BDJ
Initial Offering Date	August 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2019 ($9.92)(a)	6.05%
Current Monthly Distribution per Common Share(b)	$0.0500
Current Annualized Distribution per Common Share(b)	$0.6000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2019 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BDJ(a)(b)	38.53%	24.52%
MSCI USA Value Call Overwrite Index(c)	N/A	19.58

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI USA Value Call Overwrite Index incorporates an option overlay component on the MSCI USA Value Index with a 55% overwrite level.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

The most significant contributors to relative performance during the 12-month period were stock selection and allocation decisions within the financials sector. Specifically, selection within and an overweight to the banks, insurance and capital markets industries proved beneficial. In health care, stock selection in the health care providers & services industry boosted relative return, as did stock selection and an overweight to the health care equipment & supplies industry. Other notable contributors included stock selection in the energy and information technology (“IT”) sectors.

The largest detractor from relative performance came from stock selection and an underweight to the utilities sector. Notably, selection decisions and an underweight to the electric utilities industry weighed on relative return, as did an underweight to multi-utilities. Within communication services, stock selection in diversified telecommunication services also weighed on relative performance. Other modest detractors during the period included underweight allocations to the real estate and consumer sectors.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s option overlay strategy contributed positively to relative performance for the 12-month period.

Describe recent portfolio activity.

During the period, a combination of portfolio trading activity and market price changes resulted in increased exposure to the financials, consumer discretionary and industrials sectors. Conversely, the Trust’s exposures to IT, health care and utilities were reduced.

Describe portfolio positioning at period end.

The Trust’s largest allocations were in the financials, health care and energy sectors. Relative to the benchmark, the Trust’s largest overweight positions were in the financials, health care and energy sectors. The Trust’s largest relative underweights were in the real estate, consumer staples and utilities sectors.

As of December 31, 2019, the Trust had in place an option overwriting program whereby 51% of the underlying equities were overwritten with call options. These call options were typically written at prices above the prevailing market prices (estimated to be 2.1% out of the money) with an average time until expiration of 53 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2019 (continued)	BlackRock Enhanced Equity Dividend Trust

Market Price and Net Asset Value Per Share Summary

	12/31/19	12/31/18	Change	High	Low
Market Price	$9.92	$7.77	27.67%	$9.92	$7.72
Net Asset Value	10.03	8.74	14.76	10.11	8.64

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/19
Verizon Communications, Inc.	5%
JPMorgan Chase & Co.	4
Citigroup, Inc.	4
Wells Fargo & Co.	4
Bank of America Corp.	3
Medtronic PLC	3
Anthem, Inc.	3
Koninklijke Philips NV	2
Comcast Corp.	2
American International Group, Inc.	2

*	Excludes option positions and money market funds.

SECTOR ALLOCATION

Sector	12/31/19	12/31/18
Financials	29%	25%
Health Care	19	23
Energy	10	11
Information Technology	9	12
Industrials	8	6
Communication Services	8	7
Consumer Staples	7	7
Consumer Discretionary	6	3
Utilities	3	4
Materials	1	2

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

TRUST INFORMATION	11

Trust Information as of December 31, 2019	BlackRock Enhanced Global Dividend Trust

Investment Objective

BlackRock Enhanced Global Dividend Trust’s (BOE) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and by employing a strategy of writing (selling) call and put options. Under normal circumstances, the Trust invests at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Trust management, in which case the Trust would invest at least 30% of its assets outside of the U.S.). The Trust may invest in securities of companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BOE
Initial Offering Date	May 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2019 ($10.99)(a)	6.88%
Current Monthly Distribution per Common Share(b)	$0.0630
Current Annualized Distribution per Common Share(b)	$0.7560

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2019 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BOE(a)(b)	25.98%	19.54%
MSCI ACWI Call Overwrite Index(c)	N/A	23.66

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI ACWI Call Overwrite Index incorporates an option overlay component on the MSCI ACWI Index with a 45% overwrite level.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

Stock selection in the industrials sector, particularly within air freight & logistics, contributed to returns during the 12-month period. Stock selection in the health care sector also contributed, largely due to an overweight position in pharmaceuticals. Additionally, the Trust’s lack of exposure to energy stocks added value. At the individual security level, British American Tobacco PLC was the top contributor to returns. The company’s shares rose following a favorable earnings forecast. Certain tobacco stocks were also boosted by press reports suggesting that all e-cigarette flavors other than menthol or tobacco would be banned, and after the Food and Drug Administration removed proposed rules regarding nicotine reduction from its web site, signaling that the momentum behind increased tobacco product regulation in the United States had waned. Holdings in the German courier company Deutsche Post AG also contributed, as the company reported solid financial results.

Stock selection within and an underweight to information technology (“IT”), particularly a lack of holdings within technology hardware, represented the largest detractor from performance. Stock selection within the financials and consumer discretionary sectors also weighed on the Trust’s return. At the security level, British tobacco company Imperial Brands PLC represented the largest detractor. The company issued a profit warning as sales of Imperial’s “Next Generation” smoking product disappointed, and the Trust exited the position. A lack of holdings in Apple Inc. also detracted from relative returns.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s option overlay strategy detracted from relative performance for the 12-month period.

Describe recent portfolio activity.

The most significant change to the portfolio during the 12-month period was a material reduction within consumer staples, mostly attributable to sales of tobacco stocks. The Trust reinvested the proceeds among high quality, dividend-paying names where the investment adviser has high conviction, including health care and consumer discretionary stocks.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2019 (continued)	BlackRock Enhanced Global Dividend Trust

Describe portfolio positioning at period end.

At period end, the Trust’s largest sector exposures were in health care and consumer staples, with an emphasis on the pharmaceuticals and tobacco industries, respectively. The largest underweights were to IT and energy. The Trust had no exposure to utilities, real estate or energy at the end of the period. From a regional perspective, a majority of portfolio assets was invested either within the United States or Europe, with significant exposure in the United Kingdom and Switzerland.

As of December 31, 2019, the Trust had in place an option overwriting program whereby 43% of the underlying equities were overwritten with call options. These call options were typically written at prices above the prevailing market prices (estimated to be 2.0% out of the money) with an average time until expiration of 53 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	12/31/19	12/31/18	Change	High	Low
Market Price	$10.99	$9.37	17.29%	$11.09	$9.30
Net Asset Value	12.32	11.07	11.29	12.33	10.91

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/19
TELUS Corp.	4%
Johnson & Johnson	3
Novartis AG, Registered Shares	3
Genuine Parts Co.	3
GlaxoSmithKline PLC	3
Cisco Systems, Inc.	3
Rogers Communications, Inc.	3
Amcor PLC	3
Nestle SA, Registered Shares	3
British American Tobacco PLC	3

*	Excludes option positions and money market funds.

GEOGRAPHIC ALLOCATION

Country	12/31/19	12/31/18
United States	53%	43%
United Kingdom	13	16
Switzerland	7	6
Canada	7	7
France	4	4
Netherlands	3	2
Singapore	3	3
Australia	3	6
Germany	2	2
Denmark	2	1
Finland	1	3
Taiwan	1	2
Sweden	1	1
India	—	1
Ireland	—	1
China	—	1
Other(a)	—	1

(a)	Other includes a 1% holding or less in Japan.

TRUST INFORMATION	13

Trust Information as of December 31, 2019	BlackRock Enhanced International Dividend Trust

Investment Objective

BlackRock Enhanced International Dividend Trust’s (BGY) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and by employing a strategy of writing (selling) call and put options. The Trust invests, under normal circumstances, at least 80% of its net assets in dividend-paying equity securities issued by non-U.S. companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BGY
Initial Offering Date	May 30, 2007
Current Distribution Rate on Closing Market Price as of as of December 31, 2019 ($5.89)(a)	6.89%
Current Monthly Distribution per Common Share(b)	$0.0338
Current Annualized Distribution per Common Share(b)	$0.4056

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2019 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BGY(a)(b)	27.22%	20.20%
MSCI ACWI ex USA Call Overwrite Index(c)	N/A	19.75

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI ACWI ex USA Overwrite Index incorporates an option overlay component on the MSCI ACWI ex USA Index with a 45% overwrite level.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

During the 12-month period, stock selection in the health care sector contributed to performance, largely due to an overweight position in pharmaceuticals. Security selection within the industrials sector also added to returns. Additionally, the Trust’s lack of exposure to energy stocks added value. At the individual security level, British American Tobacco PLC was the top contributor to returns. The company’s shares rose following a favorable earnings forecast. Certain tobacco stocks were also boosted by press reports suggesting that all e-cigarette flavors other than menthol or tobacco would be banned, and after the Food and Drug Administration removed proposed rules regarding nicotine reduction from its web site, signaling that the momentum behind increased tobacco product regulation in the United States had waned. Holdings in the German courier company Deutsche Post AG also contributed, as the company reported solid financial results.

Stock selection within the financials sector detracted from performance. The Trust’s underweight to information technology (“IT”) also subtracted from returns. In addition, stock selection within the consumer discretionary sector weighed on the Trust’s return. At the security level, British tobacco company Imperial Brands PLC represented the largest detractor. The company issued a profit warning as sales of Imperial’s “Next Generation” smoking product disappointed, and the Trust exited the position. The Trust’s holdings in the Canadian media company Rogers Communications, Inc. also detracted from relative return.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s option overlay strategy detracted from relative performance for the 12-month period.

Describe recent portfolio activity.

The most significant change to the portfolio during the 12-month period was a material reduction within consumer staples, mostly attributable to sales of tobacco stocks. The Trust reinvested the proceeds among high quality, dividend-paying names where the investment adviser has high conviction, including health care and communication services stocks.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2019 (continued)	BlackRock Enhanced International Dividend Trust

Describe portfolio positioning at period end.

At period end, the Trust’s largest sector exposures were in health care and consumer staples, with an emphasis on the pharmaceuticals and tobacco industries, respectively. The largest underweights were to consumer discretionary and IT. The Trust had no exposure to utilities, real estate or energy at the end of the period. From a regional perspective, a majority of portfolio assets was invested in Europe, with significant exposure to Switzerland and the United Kingdom.

As of December 31, 2019, the Trust had in place an option overwriting program whereby 43% of the underlying equities were overwritten with call options. These call options were typically written at prices above the prevailing market prices (estimated to be 2.0% out of the money) with an average time until expiration of 54 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	12/31/19	12/31/18	Change	High	Low
Market Price	$5.89	$4.98	18.27%	$5.89	$4.94
Net Asset Value	6.47	5.79	11.74	6.48	5.73

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/19
TELUS Corp.	7%
British American Tobacco PLC	6
Amcor PLC	6
Rogers Communications, Inc.	5
GlaxoSmithKline PLC	5
Novartis AG, Registered Shares	5
Unilever PLC	5
Nestle SA, Registered Shares	5
Deutsche Post AG, Registered Shares	5
Koninklijke Philips NV	4

*	Excludes option positions and money market funds.

GEOGRAPHIC ALLOCATION

Country	12/31/19		12/31/18
United Kingdom	26%		28%
Switzerland	13		10
Canada	13		11
United States	9		5
France	7		6
Netherlands	7		4
Australia	5		9
Germany	5		4
Singapore	5		3
Denmark	3		2
Finland	2		5
Taiwan	2		3
Sweden	2		3
China	1		3
India	—	(a)	2
Japan	—		2

(a)	Represents less than 1% of the Trust’s total investments.

TRUST INFORMATION	15

Trust Information as of December 31, 2019	BlackRock Health Sciences Trust

Investment Objective

BlackRock Health Sciences Trust’s (BME) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BME
Initial Offering Date	March 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2019 ($42.50)(a)	5.65%
Current Monthly Distribution per Common Share(b)	$0.2000
Current Annualized Distribution per Common Share(b)	$2.4000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2019 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BME(a)(b)	24.15%	22.26%
MSCI USA IMI Health Care Call Overwrite Index(c)	N/A	19.02

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s premium to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI USA IMI Health Care Call Overwrite Index incorporates an option overlay component on the MSCI IMI Health Care Index with a 33% overwrite level.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

Health care stocks generated a robust gain in 2019, as equities in general were boosted by optimism surrounding the economic outlook and global central bank policy. However, the sector lagged the broader market due largely to its underperformance in the first half of the year.

Strong stock selection, primarily in the biotechnology and pharmaceutical subsectors, was the primary reason for the Trust’s positive relative performance.

A zero weighting in the biotechnology firm AbbVie, Inc. was the leading contributor to performance, as the stock declined after announcing its acquisition of the pharmaceutical firm Allergan PLC. In addition, AbbVie missed earnings expectations and lowered its guidance for 2019. An underweight position in the pharmaceutical giant Pfizer contributed to results, as well. The stock declined in August after the company announced that it was spinning off its off-patent and generic drug division and merging it with Mylan NV. While the spin-off sought to shift the company’s efforts into higher-margin areas of health care, the financially dilutive impact of the deal was viewed negatively by the market. Holdings in AstraZeneca PLC, Seattle Genetics, Inc. and RA Pharmaceuticals, Inc. also benefited performance.

Stock selection in the medical devices & supplies and health care providers & services sub-sectors detracted from relative performance.

A zero weighting in Celgene Corp., which was taken over at a substantial premium by Bristol-Myers Squibb Co., was the largest individual detractor. Not holding the medical devices & supplies firm Danaher Corp. also detracted, as investors reacted favorably to its acquisition of General Electric’s biopharmaceutical business. Holdings in Eli Lilly & Co., Zimmer Biomet Holdings, Inc., and Alcon, Inc. further detracted from performance.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s option overlay strategy contributed positively to relative performance for the 12-month period.

Describe recent portfolio activity.

The Trust increased its allocation to the medical devices & supplies subsector, while its weightings in the pharmaceuticals, biotechnology, and health care providers & services subsectors remained largely the same.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2019 (continued)	BlackRock Health Sciences Trust

Describe portfolio positioning at period end.

The investment adviser continued to look for opportunities stemming from key trends in the health care sector, such as the aging global population and the rising demand for more extensive medical care from the growing middle class in the emerging markets. Accordingly, the Trust was positioned with an overweight in the medical devices & supplies sub-sector. The investment adviser identified a number of companies in this area with strong fundamentals and increased penetration in the emerging markets.

Global demographic changes, particularly increased longevity, have led to growing demand in the health sciences industry. This trend has been further supported by innovation across multiple areas in health care. In drug development, for example, biotechnology and pharmaceutical companies’ use of genomic research has allowed for earlier diagnosis of disease and has facilitated a shift towards preventative care. In addition, there has been significant innovation in areas such as medical equipment, diagnostic services and biosensors.

At the close of the period, the Trust was overweight in the medical devices & supplies and health care providers & services sub-sectors, and it was underweight in pharmaceuticals and biotechnology.

As of December 31, 2019, the Trust had an options overwriting program in place whereby 36% of the underlying equities were overwritten with call options. These options were typically written at levels above prevailing market prices (estimated to be 3% out of the money) with an average time until expiration of 52 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	12/31/19	12/31/18	Change	High	Low
Market Price	$42.50	$36.45	16.60%	$42.50	$35.75
Net Asset Value	41.19	35.87	14.83	41.33	34.65

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/19
UnitedHealth Group, Inc.	9%
Abbott Laboratories	5
Merck & Co., Inc.	4
Thermo Fisher Scientific, Inc.	4
Medtronic PLC	3
Amgen, Inc.	3
Johnson & Johnson	3
Stryker Corp.	3
Edwards Lifesciences Corp.	3
Zoetis, Inc.	2

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	12/31/19	12/31/18
Health Care Equipment & Supplies	30%	27%
Pharmaceuticals	23	25
Health Care Providers & Services	21	23
Biotechnology	17	18
Life Sciences Tools & Services	8	5
Health Care Technology	1	1
Diversified Consumer Services	—	1

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	17

Trust Information as of December 31, 2019	BlackRock Resources & Commodities Strategy Trust

Investment Objective

BlackRock Resources & Commodities Strategy Trust’s (BCX) (the “Trust”) primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BCX
Initial Offering Date	March 30, 2011
Current Distribution Rate on Closing Market Price as of December 31, 2019 ($8.07)(a)	7.67%
Current Monthly Distribution per Common Share(b)	$0.0516
Current Annualized Distribution per Common Share(b)	$0.6192

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2019 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BCX(a)(b)	23.67%	15.88%
MSCI ACWI Select Liquidity Natural Resources Call Overwrite Index(c)	N/A	9.13

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI ACWI Select Liquidity Natural Resources Call Overwrite Index incorporates an option overlay component on the MSCI ACWI Select Liquidity Natural Resources Index with a 33% overwrite level.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

Natural resources stocks, while posting a gain in 2019, lagged the strong return of the broader world equity market. The shortfall was due, in part, to concerns about slowing economic growth in China and persistent uncertainty surrounding the U.S.-China trade dispute. Since China is the world’s leading consumer of commodities, both of these factors had an outsized impact on the resources sector compared to other areas of the market.

In the physical commodity space, prices of bulk commodities and precious metals rose while most base metals came under pressure. Crude oil prices rallied, due in part to the favorable backdrop of steady global growth, production discipline by the Organization of Petroleum Exporting Countries plus Russia, and declining shale production in the United States. In the agriculture sector, the most noteworthy event was the sharp decline in China’s pork supply brought about by African Swine Fever. The severity of the crisis caused global pork prices to rise exponentially, with U.S. pork sales to China doubling and European pork prices reaching a six-year high.

The Trust’s overweight positions in the mining and energy sectors contributed to relative performance. An out-of-benchmark holding in JBS SA was the largest contributor at the individual stock level. The company was viewed as a beneficiary of rising prices for pork, beef and chicken in the wake of the African Swine Fever crisis.

An out-of-benchmark position in Glanbia PLC, a global leader in sports nutrition, was a key detractor from relative performance. The stock plunged to its lowest level in five years after weaker international sales caused the company to issue a profit warning. The lack of a position in Fortescue Metals Group Ltd., which benefited from its high sensitivity to iron ore prices, also detracted from results.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s option overlay strategy contributed positively to relative performance for the 12-month period.

Describe recent portfolio activity.

Among other decisions, the investment adviser shifted the Trust’s holdings in the diversified mining sector. The Trust’s position in Glencore PLC was sold on the belief that the company had an unfavorable commodity mix and rising environmental, social and governance risks, and the proceeds were rotated into Anglo American PLC. The investment adviser also sold Nestle SA in order to fund opportunities within the protein space; for example, increasing the Fund’s position in Tyson Foods, Inc.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2019 (continued)	BlackRock Resources & Commodities Strategy Trust

Describe portfolio positioning at period end.

The mining industry represented the Trust’s largest allocation, followed by energy and agriculture, respectively.

As of December 31, 2019, the Trust had an options overwriting program in place whereby 35% of the underlying equities were overwritten with call options. These options were typically written at levels above prevailing market prices (estimated to be 3.1% out of the money) with an average time until expiration of 52 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	12/31/19	12/31/18	Change	High	Low
Market Price	$8.07	$7.06	14.31%	$8.38	$6.98
Net Asset Value	9.04	8.44	7.11	9.64	8.30

Market Price and Net Asset Value History For Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/19
TOTAL SA	6%
BP PLC — ADR	5
Royal Dutch Shell PLC — ADR	5
BHP Group PLC	5
Anglo American PLC	4
Vale SA — ADR	3
FMC Corp.	3
Exxon Mobil Corp.	3
Barrick Gold Corp.	3
Packaging Corp. of America	3

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	12/31/19	12/31/18
Oil, Gas & Consumable Fuels	35%	33%
Metals & Mining	35	38
Chemicals	11	14
Containers & Packaging	9	3
Food Products	7	7
Specialty Retail	1	—
Machinery	1	1
Electronic Equipment, Instruments & Components	1	1
Paper & Forest Products	—	1
Pharmaceuticals	—	1
Energy Equipment & Services	—	1

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	19

Trust Information as of December 31, 2019	BlackRock Science and Technology Trust

Investment Objective

BlackRock Science and Technology Trust’s (BST) (the “Trust”) investment objective is to provide income and total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology (high growth science and technology stocks), and/or potential to generate current income from advantageous dividend yields (cyclical science and technology stocks). The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BST
Initial Offering Date	October 30, 2014
Current Distribution Rate on Closing Market Price as of December 31, 2019 ($33.27)(a)	5.97%
Current Monthly Distribution per Common Share(b)	$0.1655
Current Annualized Distribution per Common Share(b)	$1.9860

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2019 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BST(a)(b)	34.77%	37.82%
MSCI ACWI IT Call Overwrite Index(c)	N/A	40.28

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI ACWI IT Call Overwrite Index incorporates an option overlay component on the MSCI ACWI IT Index with a 33% overwrite level.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

At the sub-sector level, stock selection within services and semiconductors contributed to relative return during the 12-month period. At the individual security level, the Trust’s position in the hardware and streaming services company Roku, Inc. was the top performer for the period, as the stock posted very strong returns on continued sales growth, with quarterly earnings above expectations and revenues also rising sharply. The Trust’s lack of exposure to Cisco Systems, Inc. also added to relative performance as the company reported its slowest growth rate in two years.

Conversely, the Trust’s overweight to the internet sub-sector as well as stock selection in gaming and data center stocks represented the most significant detractors from relative performance. At the security level, an underweight to Apple Inc. was the primary detractor from returns as the company’s share price rallied in 2019 based on continued operational strength. In addition, an out-of-benchmark position in Chinese gaming company Tencent Holdings Ltd. constrained relative performance due to increased geopolitical tensions between the United States and China, and weakened ad sales for the company within the Chinese market.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s option overlay strategy contributed positively to relative performance for the 12-month period.

Describe recent portfolio activity.

During the 12-month period, the Trust increased exposure to semiconductors, hardware and services, while decreasing exposure to software, internet, gaming and data center stocks. From a regional perspective, the Trust’s allocations to emerging markets and the United Kingdom increased, while exposure to the United States was significantly reduced.

Describe portfolio positioning at period end.

The Trust’s investment process aims to provide a balance of legacy technology firms that can continually innovate, and new disruptive companies displacing those companies failing to innovate, with approximately 40% of the portfolio consisting of these “core” legacy companies, and 60% making up the “opportunistic,” high-growth

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2019 (continued)	BlackRock Science and Technology Trust

portion. At period end, the largest sub-sector exposures were to internet, software and services companies, as these firms are supported by the longer-term tailwinds of innovation and the transition to cloud computing. The Trust’s software exposure was characterized by companies that offer enterprise software solutions, cloud computing services and software-as-a-service, and are less cyclical in nature. Conversely, the Trust held an underweight position in the semiconductors and hardware sub-sectors due their more cyclical nature.

As of December 31, 2019, the Trust had in place an option overwriting program whereby 32% of the underlying equities were overwritten with call options. These call options were typically written at prices above the prevailing market prices (estimated to be 4.2% out of the money) with an average time until expiration of 51 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	12/31/19	12/31/18	Change	High	Low
Market Price	$33.27	$27.48	21.07%	$34.94	$26.89
Net Asset Value	32.45	26.21	23.81	34.27	25.18

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/19
Microsoft Corp.	5%
Alibaba Group Holding Ltd. — ADR	4
Apple, Inc.	4
Alphabet, Inc.	3
Mastercard, Inc.	3
Amazon.com, Inc.	3
Visa, Inc.	3
Tencent Holdings Ltd.	3
salesforce.com, Inc.	2
Adobe, Inc.	2

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	12/31/19	12/31/18
Software	26%	28%
IT Services	19	18
Semiconductors & Semiconductor Equipment	15	11
Internet & Direct Marketing Retail	10	16
Interactive Media & Services	10	11
Electronic Equipment, Instruments & Components	4	2
Technology Hardware, Storage & Peripherals	3	3
Entertainment	3	6
Road & Rail	3	—
Diversified Consumer Services	2	1
Health Care Technology	1	1
Diversified Telecommunication Services	1	1
Banks	1	—
Communications Equipment	1	1
Professional Services	1	—
Automobiles	—	1
Other	—	—	(a)

(a)	Other includes a 1% holding or less in each of the following industries:

Household Durables and Wireless Telecommunication Services

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	21

Trust Information as of December 31, 2019	BlackRock Science and Technology Trust II

Investment Objective

BlackRock Science and Technology Trust II’s (BSTZ) (the “Trust”) investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BSTZ
Initial Offering Date	June 27, 2019
Current Distribution Rate on Closing Market Price as of December 31, 2019 ($20.50)(a)	5.85%
Current Monthly Distribution per Common Share(b)	$0.1000
Current Annualized Distribution per Common Share(b)	$1.2000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the period since inception (June 27, 2019) to December 31, 2019 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BSTZ(a)(b)	5.10%	7.40%
MSCI ACWI 25% Call Overwrite Index(c)	N/A	9.18

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved to a discount to NAV during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI ACWI Call Overwrite Index incorporates an option overlay component on the MSCI ACWI Index with a 25% overwrite level.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

At the individual security level, a position in the Chinese coffee shop chain Luckin Coffee, Inc. was among the largest positive contributors during the period. Luckin Coffee’s strategy is based on reducing the price of a cup of coffee substantially by employing an app-centric approach that allows it to utilize small storefronts, greatly minimizing real estate costs. Luckin Coffee’s shares benefited from strong growth within China, as well as from a significant recent investment by an American hedge fund, which in turn boosted investor confidence in the stock. In addition, the Trust’s holdings in the European food delivery company Delivery Hero SE contributed positively during the period. The company announced a $4 billion acquisition of the largest Korean food delivery service Woowa Brothers, which reduces competition in the global food delivery space, provides a foothold for the company in Asia, and should serve to improve Delivery Hero’s profit margins.

Conversely, at the security level, a position in U.K.-based luxury apparel e-commerce retailer FarFetch Ltd. was among the largest detractors from returns. FarFetch’s shares declined sharply after investors reacted unfavorably to its acquisition of Italian competitor New Guards Group. In addition, the Trust’s position in the U.S. enterprise software and cloud computing company Twilio, Inc. detracted as its shares were negatively impacted by investors’ rotation into value stocks during the period. Twilio’s bullish growth outlook had fueled a strong rally in its shares earlier in 2019, and the investment adviser continues to hold a favorable outlook regarding the company’s growth potential.

The Trust held an elevated cash position at times throughout the period. The Trust’s cash position had a negative effect on Trust performance.

As of period end, the Trust held nine private investments, comprising 8% of total assets or a total commitment of approximately $120 million. These investments are predominantly a mix of next-generation semiconductor-related companies and emerging software businesses in areas such as codeless application development platforms. These holdings did not significantly impact performance during the period.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy detracted from absolute performance for the 12-month period.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2019 (continued)	BlackRock Science and Technology Trust II

Describe recent portfolio activity.

Following the Trust’s initial public offering on June 26, 2019, the investment adviser began to deploy capital to both public and private markets across the next-generation technology universe. The investment adviser made considerable use of put sales during the Trust’s ramp-up phase. This approach was taken to establish portfolio positions at more attractive valuations.

Describe portfolio positioning at period end.

At period end, the Trust held 94% of its net asset value in equity securities, and 6% in cash and equivalents. Within this, the Trust held 29% in software, 19% in semiconductors, 17% in services, 16% in internet, 9% in hardware and 4% in content/telecoms. These industry exposures were a result of bottom-up stock selection.

As of December 31, 2019, the Trust had in place an option overwriting program whereby 24% of the underlying equities were overwritten with call options. These call options were typically written at prices above the prevailing market prices (estimated to be 4.7% out of the money) with an average time until expiration of 52 days.

Market Price and Net Asset Value Per Share Summary

	12/31/19	06/27/19 (a)	Change	High	Low
Market Price	$20.50	$20.00	2.50%	$23.11	$19.61
Net Asset Value	20.95	20.00	4.75	21.01	18.79

Market Price and Net Asset Value History Since Inception

(a)	Commencement of operations.

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/19
Delivery Hero SE	2%
C3 AI, Inc.	2
Sunny Optical Technology Group Co. Ltd.	2
Advanced Micro Devices, Inc.	1
TeamViewer AG	1
Magazine Luiza SA	1
Marvell Technology Group Ltd.	1
GDS Holdings Ltd. — ADR	1
Lasertec Corp.	1
Skyworks Solutions, Inc.	1

*	Figures exclude assets held in money market funds and option positions.

INDUSTRY ALLOCATION

Industry	12/31/19	06/30/19
Software	26%	34%
Semiconductors & Semiconductor Equipment	20	14
IT Services	17	19
Internet & Direct Marketing Retail	7	8
Electronic Equipment, Instruments & Components	6	1
Interactive Media & Services	5	6
Entertainment	3	4
Diversified Consumer Services	3	2
Communications Equipment	2	2
Health Care Technology	2	2
Multiline Retail	2	1
Automobiles	1	—
Hotels, Restaurants & Leisure	1	1
Banks	1	—
Road & Rail	1	—
Capital Markets	1	1
Professional Services	1	1
Diversified Telecommunication Services	1	2
Electrical Equipment	—	1
Household Durables	—	1

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	23

Trust Information as of December 31, 2019	BlackRock Utilities, Infrastructure & Power Opportunities Trust

Investment Objective

BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies that are engaged in the Utilities, Infrastructure and Power Opportunities business segments anywhere in the world and by employing a strategy of writing (selling) call and put options. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership, operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications, the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets and the “Power Opportunities” business segment to include companies with a significant involvement in, supporting, or necessary to renewable energy technology and development, alternative fuels, energy efficiency, automotive and sustainable mobility and technologies that enable or support the growth and adoption of new power and energy sources. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BUI
Initial Offering Date	November 25, 2011
Current Distribution Rate on Closing Market Price as of December 31, 2019 ($22.31)(a)	6.51%
Current Monthly Distribution per Common Share(b)	$0.1210
Current Annualized Distribution per Common Share(b)	$1.4520

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the 12-month period ended December 31, 2019 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BUI(a)(b)	20.91%	25.63%
MSCI World Select Energy, Utilities and Industry Call Overwrite Index(c)	N/A	26.79

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI World Select Energy, Utilities and Industry Call Overwrite Index incorporates an option overlay component on the MSCI World Select Energy, Utilities and Industry Index with a 33% overwrite level.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

One of the largest detractors from relative returns was the Trust’s position in Infineon Technologies AG. The German automotive power and management chip manufacturer faced a difficult environment throughout the period as the global automotive market remained weak.

The largest contributor to relative returns was the Trust’s position in clean-power utility company NextEra Energy, Inc., which benefited from positive financial results and the market’s preference for companies with defensive earnings characteristics as bond yields fell during the period. In addition, the Trust’s out-of-benchmark position in France’s Schneider Electric SE also contributed positive to relative returns, as the company reported strong organic growth for the first quarter of 2019 that started a year-long rally. The Trust’s out-of-benchmark position in German specialty chemicals maker Sika AG also added to Trust performance, showing strong revenue growth and reacting favorably to news late in the period that the U.S. and China had reached tentative agreement on a phase one trade deal.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s option overlay strategy detracted from relative performance for the 12-month period.

Describe recent portfolio activity.

During the period, the Trust continued to reduce its exposure to traditional infrastructure companies, selling its positions in Australian toll-road operator Transurban Group and Italian airport and motorway operator Atlantia SpA. The Trust also reduced exposure to higher-carbon energy sources, decreasing positions in U.S. utilities Dominion Energy, Inc. and Duke Energy Corp. The Trust used the proceeds to invest in its favored energy-transition holdings, including German multi-utility operator RWE AG and Danish wind power specialist Vestas Wind Systems A/S.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of December 31, 2019 (continued)	BlackRock Utilities, Infrastructure & Power Opportunities Trust

Describe portfolio positioning at period end.

At period end, the utilities sector accounted for approximately 54% of the Trust’s assets. The Trust had approximately 21% and 11% of its assets invested in the industrials and energy sectors, respectively, and the remainder was invested in other infrastructure- and power-related sectors.

As of December 31, 2019, the Trust had an options overwriting program in place whereby 32% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 1.8% out of the money) with an average time until expiration of 54 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	12/31/19	12/31/18	Change	High	Low
Market Price	$22.31	$19.76	12.90%	$24.50	$19.26
Net Asset Value	22.02	18.77	17.31	22.02	18.60

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	12/31/19
NextEra Energy, Inc.	10%
Enel SpA	5
EDP Renovaveis SA	5
Williams Cos., Inc.	4
Vinci SA	4
Iberdrola SA	3
TC Energy Corp.	3
RWE AG	3
National Grid PLC	3
Dominion Energy, Inc.	3

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	12/31/19	12/31/18
Electric Utilities	31%	39%
Multi-Utilities	17	20
Oil, Gas & Consumable Fuels	11	13
Electrical Equipment	9	6
Independent Power and Renewable Electricity Producers	8	7
Chemicals	6	4
Building Products	5	2
Construction & Engineering	5	—
Semiconductors & Semiconductor Equipment	3	2
Commercial Services & Supplies	2	—
Electronic Equipment, Instruments & Components	2	—
Machinery	1	1
Transportation Infrastructure	—	6

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	25

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	BlackRock Energy and Resources Trust (BGR) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 97.8%

Energy Equipment & Services — 2.5%
Baker Hughes Co.(a)	364,050	$9,330,602

Oil, Gas & Consumable Fuels — 95.3%
BP PLC	4,913,550	30,910,173
Cabot Oil & Gas Corp.(a)	186,250	3,242,613
Cairn Energy PLC(b)	1,432,591	3,919,185
Canadian Natural Resources Ltd.	324,710	10,502,345
Chevron Corp.(a)(c)	115,405	13,907,457
CNOOC Ltd.	4,605,000	7,657,329
Concho Resources, Inc.(a)	90,259	7,903,981
ConocoPhillips(a)	345,150	22,445,104
Enbridge, Inc.	152,100	6,047,455
Eni SpA	658,800	10,231,973
EOG Resources, Inc.(a)	188,990	15,829,802
Equinor ASA	388,550	7,748,568
Exxon Mobil Corp.(a)(c)	450,812	31,457,661
Galp Energia SGPS SA	258,935	4,347,015
Hess Corp.(a)	73,590	4,916,548
Kosmos Energy Ltd.	1,032,784	5,886,869
Lundin Petroleum AB	88,900	3,018,549
Marathon Petroleum Corp.(a)	210,175	12,663,044
Noble Energy, Inc.(a)	196,194	4,873,459
Oil Search Ltd.	962,233	4,906,462
Petroleo Brasileiro SA — ADR(a)	120,400	1,919,176
Pioneer Natural Resources Co.(a)	54,816	8,297,498
Royal Dutch Shell PLC, Class A	129,298	3,829,059
Royal Dutch Shell PLC — ADR, Class A(a)	737,150	43,477,107
Suncor Energy, Inc.	440,070	14,423,302
TC Energy Corp.	288,990	15,391,435
TOTAL SA	574,213	31,863,371
Valero Energy Corp.(a)	117,168	10,972,783

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc.(a)	627,150	$14,875,998

		357,465,321

Total Long-Term Investments — 97.8% (Cost — $358,628,402)		366,795,923

Short-Term Securities — 3.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%(d)(e)	12,745,390	12,745,390

Total Short-Term Securities — 3.4% (Cost — $12,745,390)		12,745,390

Total Investments Before Options Written — 101.2% (Cost — $371,373,792)		379,541,313

Options Written — (0.9)% (Premiums Received — $2,439,918)		(3,553,695)

Total Investments, Net of Options Written — 100.3% (Cost — $368,933,874)		375,987,618

Liabilities in Excess of Other Assets — (0.3)%		(1,091,795)

Net Assets — 100.0%		$374,895,823

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)	Annualized 7-day yield as of period end.

(e)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	5,006,975	7,738,415	12,745,390	$12,745,390	$182,286	$23	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Exxon Mobil Corp.	115	01/03/20	USD	70.00	USD	802	$(3,162)
Exxon Mobil Corp.	248	01/03/20	USD	70.50	USD	1,731	(2,976)
Petroleo Brasileiro SA — ADR	104	01/03/20	USD	16.00	USD	166	(1,092)
ConocoPhillips	160	01/10/20	USD	64.00	USD	1,040	(27,040)
EOG Resources, Inc.	209	01/10/20	USD	75.50	USD	1,751	(174,515)
Exxon Mobil Corp.	263	01/10/20	USD	70.50	USD	1,835	(12,229)
Williams Cos., Inc.	347	01/10/20	USD	22.55	USD	823	(41,904)
Baker Hughes Co.	519	01/17/20	USD	24.00	USD	1,330	(90,825)

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2019	BlackRock Energy and Resources Trust (BGR)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Cabot Oil & Gas Corp.	325	01/17/20	USD	18.00	USD	566	$(7,312)
Canadian Natural Resources Ltd.	605	01/17/20	CAD	38.00	CAD	2,541	(189,856)
Chevron Corp.	46	01/17/20	USD	120.00	USD	554	(9,637)
Concho Resources, Inc.	152	01/17/20	USD	75.00	USD	1,331	(193,800)
ConocoPhillips	477	01/17/20	USD	60.00	USD	3,102	(250,425)
EOG Resources, Inc.	298	01/17/20	USD	75.00	USD	2,496	(265,965)
Enbridge, Inc.	137	01/17/20	CAD	50.00	CAD	707	(19,571)
Exxon Mobil Corp.	408	01/17/20	USD	70.00	USD	2,847	(38,556)
Hess Corp.	79	01/17/20	USD	69.00	USD	528	(7,426)
Marathon Petroleum Corp.	63	01/17/20	USD	67.50	USD	380	(630)
Noble Energy, Inc.	531	01/17/20	USD	22.50	USD	1,319	(131,423)
Petroleo Brasileiro SA — ADR	5	01/17/20	USD	17.00	USD	8	(45)
Petroleo Brasileiro SA — ADR	113	01/17/20	USD	16.00	USD	180	(4,011)
Pioneer Natural Resources Co.	87	01/17/20	USD	140.00	USD	1,317	(104,835)
Royal Dutch Shell PLC — ADR, Class A	654	01/17/20	USD	60.50	USD	3,857	(10,907)
Suncor Energy, Inc.	550	01/17/20	CAD	43.50	CAD	2,341	(5,506)
Suncor Energy, Inc.	79	01/17/20	CAD	42.00	CAD	336	(5,354)
TC Energy Corp.	250	01/17/20	CAD	71.00	CAD	1,729	(3,658)
Valero Energy Corp.	44	01/17/20	USD	97.50	USD	412	(2,024)
Valero Energy Corp.	136	01/17/20	USD	101.00	USD	1,274	(1,217)
Williams Cos., Inc.	347	01/17/20	USD	22.55	USD	823	(43,989)
Chevron Corp.	47	01/24/20	USD	120.00	USD	566	(11,233)
Concho Resources, Inc.	163	01/24/20	USD	85.00	USD	1,427	(72,535)
ConocoPhillips	335	01/24/20	USD	64.00	USD	2,179	(76,213)
Exxon Mobil Corp.	317	01/24/20	USD	70.00	USD	2,212	(35,663)
Exxon Mobil Corp.	249	01/24/20	USD	71.00	USD	1,738	(16,932)
Hess Corp.	178	01/24/20	USD	65.50	USD	1,189	(51,442)
Marathon Petroleum Corp.	276	01/24/20	USD	64.00	USD	1,663	(15,042)
Marathon Petroleum Corp.	80	01/24/20	USD	61.00	USD	482	(12,160)
Petroleo Brasileiro SA — ADR	124	01/24/20	USD	16.00	USD	198	(5,332)
Pioneer Natural Resources Co.	49	01/24/20	USD	149.00	USD	742	(28,420)
Royal Dutch Shell PLC	340	01/24/20	USD	59.00	USD	2,005	(28,050)
Williams Cos., Inc.	396	01/24/20	USD	23.50	USD	939	(26,136)
Cabot Oil & Gas Corp.	325	01/31/20	USD	18.00	USD	566	(11,375)
Chevron Corp.	199	01/31/20	USD	121.00	USD	2,398	(44,278)
ConocoPhillips	43	01/31/20	USD	63.00	USD	280	(13,867)
Marathon Petroleum Corp.	103	01/31/20	USD	63.50	USD	621	(11,587)
Petroleo Brasileiro SA — ADR	39	01/31/20	USD	16.50	USD	62	(1,170)
Pioneer Natural Resources Co.	55	01/31/20	USD	157.50	USD	833	(15,812)
Royal Dutch Shell PLC	248	01/31/20	USD	58.00	USD	1,463	(44,640)
Williams Cos., Inc.	362	01/31/20	USD	23.50	USD	859	(26,426)
ConocoPhillips	150	02/07/20	USD	68.00	USD	975	(16,350)
Baker Hughes Co.	513	02/10/20	USD	25.75	USD	1,315	(41,789)
Baker Hughes Co.	242	02/21/20	USD	23.20	USD	620	(62,865)
Canadian Natural Resources Ltd.	534	02/21/20	CAD	40.00	CAD	2,243	(114,733)
Chevron Corp.	111	02/21/20	USD	120.00	USD	1,338	(39,683)
ConocoPhillips	43	02/21/20	USD	65.00	USD	280	(11,072)
EOG Resources, Inc.	101	02/21/20	USD	80.00	USD	846	(60,095)
Noble Energy, Inc.	340	02/21/20	USD	25.00	USD	845	(41,650)
TC Energy Corp.	334	02/21/20	CAD	70.00	CAD	2,310	(29,322)
TC Energy Corp.	250	02/21/20	CAD	71.00	CAD	1,729	(14,343)
Williams Cos., Inc.	396	02/21/20	USD	24.00	USD	939	(26,334)
Williams Cos., Inc.	347	02/21/20	USD	23.31	USD	823	(37,995)

							$(2,694,434)

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Energy and Resources Trust (BGR)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Oil Search Ltd.	Goldman Sachs International	159,800	01/07/20	AUD	7.32	AUD	1,162	$(7,132)
BP PLC	Goldman Sachs International	270,000	01/09/20	GBP	5.24	GBP	1,283	(162)
CNOOC Ltd.	JPMorgan Chase Bank N.A.	333,000	01/09/20	HKD	12.90	HKD	4,316	(10,611)
Eni SpA	Goldman Sachs International	78,400	01/09/20	EUR	14.45	EUR	1,086	(159)
Royal Dutch Shell PLC — ADR, Class A	JPMorgan Chase Bank N.A.	50,500	01/09/20	USD	60.20	USD	2,978	(6,886)
Statoil ASA	Goldman Sachs International	25,000	01/09/20	NOK	182.02	NOK	4,377	(1,112)
Galp Energia SGPS SA	Goldman Sachs International	25,000	01/14/20	EUR	15.51	EUR	374	(938)
Galp Energia SGPS SA	Goldman Sachs International	25,700	01/14/20	EUR	14.68	EUR	385	(10,547)
Lundin Petroleum AB	Goldman Sachs International	33,700	01/14/20	SEK	317.40	SEK	10,718	(18,820)
Royal Dutch Shell PLC, Class A	Credit Suisse International	26,000	01/14/20	GBP	23.64	GBP	581	(368)
Total SA	Credit Suisse International	31,800	01/14/20	EUR	50.40	EUR	1,573	(2,665)
BP PLC	Goldman Sachs International	584,300	01/15/20	GBP	4.82	GBP	2,775	(33,653)
CNOOC Ltd.	JPMorgan Chase Bank N.A.	977,000	01/15/20	HKD	11.50	HKD	12,662	(186,497)
Enbridge, Inc.	Goldman Sachs International	41,100	01/15/20	CAD	51.40	CAD	2,122	(18,662)
Statoil ASA	UBS AG	18,300	01/15/20	NOK	170.09	NOK	3,204	(12,329)
Eni SpA	UBS AG	82,400	01/21/20	EUR	14.61	EUR	1,141	(2,767)
Oil Search Ltd.	UBS AG	175,000	01/21/20	AUD	7.51	AUD	1,272	(6,601)
Statoil ASA	Credit Suisse International	25,200	01/21/20	NOK	181.33	NOK	4,412	(3,429)
BP PLC	Credit Suisse International	595,000	01/22/20	GBP	5.14	GBP	2,826	(3,455)
Royal Dutch Shell PLC, Class A	Morgan Stanley & Co. International PLC	19,300	01/22/20	GBP	21.98	GBP	432	(15,063)
Total SA	Credit Suisse International	19,900	01/22/20	EUR	49.35	EUR	984	(11,204)
Total SA	Credit Suisse International	33,100	01/22/20	EUR	49.00	EUR	1,637	(24,929)
BP PLC	Morgan Stanley & Co. International PLC	270,500	01/28/20	GBP	4.72	GBP	1,285	(44,476)
Galp Energia SGPS SA	Credit Suisse International	40,000	01/28/20	EUR	15.39	EUR	599	(5,007)
Statoil ASA	Goldman Sachs International	34,000	01/29/20	NOK	170.23	NOK	5,953	(26,015)
Suncor Energy, Inc.	Citibank N.A.	43,600	01/29/20	CAD	42.21	CAD	1,856	(31,038)
Total SA	UBS AG	17,800	01/29/20	EUR	47.44	EUR	881	(41,635)
Suncor Energy, Inc.	Goldman Sachs International	11,500	02/03/20	CAD	43.47	CAD	489	(4,246)
Eni SpA	Morgan Stanley & Co. International PLC	69,800	02/04/20	EUR	13.73	EUR	967	(24,428)
Total SA	Goldman Sachs International	67,200	02/04/20	EUR	47.70	EUR	3,324	(138,229)
CNOOC Ltd.	JPMorgan Chase Bank N.A.	301,000	02/05/20	HKD	12.72	HKD	3,901	(23,443)
Royal Dutch Shell PLC — ADR, Class A	JPMorgan Chase Bank N.A.	83,300	02/05/20	USD	59.49	USD	4,913	(76,240)
Statoil ASA	Goldman Sachs International	33,400	02/05/20	NOK	177.65	NOK	5,848	(12,294)
TransCanada Corp.	Goldman Sachs International	17,800	02/06/20	CAD	68.45	CAD	1,231	(21,522)
Petroleo Brasileiro SA — ADR	Bank of America N.A.	3,600	02/07/20	USD	16.10	USD	57	(1,937)
Total SA	Goldman Sachs International	31,200	02/11/20	EUR	50.07	EUR	1,543	(20,394)
Suncor Energy, Inc.	Morgan Stanley & Co. International PLC	36,000	02/12/20	CAD	43.47	CAD	1,532	(10,368)

								$(859,261)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$618,557	$(1,732,334)	$(3,553,695)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$3,553,695	$—	$—	$—	$3,553,695

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) December 31, 2019	BlackRock Energy and Resources Trust (BGR)

For the period ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(2,157)	$—	$—	$—	$(2,157)
Options written	—	—	3,610,497	—	—	—	3,610,497

	$—	$—	$3,608,340	$—	$—	$—	$3,608,340

(a)	Options purchased are included in net realized gain (loss) from investments.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased(a)	$—	$—	$(6,598)	$—	$—	$—	$(6,598)
Options written	—	—	(3,619,831)	—	—	—	(3,619,831)

	$—	$—	$(3,626,429)	$—	$—	$—	$(3,626,429)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$3,244,575

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Options	$—	$3,553,695
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,694,434)

Total derivative assets and liabilities subject to an MNA	$—	$859,261

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$1,937	$—	$—	$—	$1,937
Citibank N.A.	31,038	—	—	—	31,038
Credit Suisse International	51,057	—	(51,057)	—	—
Goldman Sachs International	313,885	—	(313,885)	—	—
JPMorgan Chase Bank N.A.	303,677	—	(303,677)	—	—
Morgan Stanley & Co. International PLC	94,335	—	(42,845)	—	51,490
UBS AG	63,332	—	—	—	63,332

	$859,261	$—	$(711,464)	$—	$147,797

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Energy and Resources Trust (BGR)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Energy Equipment & Services	$9,330,602	$—	$—	$9,330,602
Oil, Gas & Consumable Fuels	249,033,637	108,431,684	—	357,465,321
Short-Term Securities	12,745,390	—	—	12,745,390

	$271,109,629	$108,431,684	$—	$379,541,313

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(2,453,768)	$(1,099,927)	$—	$(3,553,695)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments December 31, 2019	BlackRock Enhanced Capital and Income Fund (CII) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 101.0%

Aerospace & Defense — 1.4%
BAE Systems PLC, ADR	376,267	$11,393,365

Airlines — 1.4%
Delta Air Lines, Inc.	192,016	11,229,096

Banks — 9.6%
Bank of America Corp.(a)	664,691	23,410,417
JPMorgan Chase & Co.	200,786	27,989,569
Regions Financial Corp.	300,652	5,159,188
Truist Financial Corp.	104,510	5,886,003
U.S. Bancorp	230,849	13,687,037

		76,132,214

Beverages — 1.0%
Molson Coors Brewing Co., Class B	141,867	7,646,631

Biotechnology — 1.4%
Biogen, Inc.(b)	37,865	11,235,681

Capital Markets — 1.3%
E*Trade Financial Corp.	228,935	10,386,781

Chemicals — 2.0%
Corteva, Inc.(b)	521,070	15,402,829

Commercial Services & Supplies — 1.2%
KAR Auction Services, Inc.	440,257	9,593,200

Communications Equipment — 2.5%
Cisco Systems, Inc.	419,455	20,117,062

Construction & Engineering — 1.6%
Quanta Services, Inc.	313,589	12,766,208

Consumer Finance — 1.7%
Ally Financial, Inc.	347,882	10,631,274
SLM Corp.	269,299	2,399,454

		13,030,728

Containers & Packaging — 0.9%
Packaging Corp. of America	64,410	7,213,276

Diversified Telecommunication Services — 2.9%
Verizon Communications, Inc.	378,325	23,229,155

Electrical Equipment — 1.4%
Hubbell, Inc.	76,730	11,342,229

Electronic Equipment, Instruments & Components — 0.9%
CDW Corp.	51,080	7,296,267

Food & Staples Retailing — 2.6%
Walmart, Inc.	170,324	20,241,304

Health Care Equipment & Supplies — 1.1%
Baxter International, Inc.	17,014	1,422,710
Koninklijke Philips NV	148,301	7,237,089

		8,659,799

Health Care Providers & Services — 7.6%
Humana, Inc.	45,877	16,814,838
Laboratory Corp. of America Holdings(b)	100,378	16,980,946
UnitedHealth Group, Inc.	88,350	25,973,133

		59,768,917

Household Durables — 3.1%
D.R. Horton, Inc.	279,743	14,756,443
Sony Corp. — ADR, ADR	148,026	10,065,768

		24,822,211

Independent Power and Renewable Electricity Producers — 1.7%
AES Corp.	685,384	13,639,142

Security	Shares	Value

Insurance — 0.9%
Assured Guaranty Ltd.	136,105	$6,671,867

Interactive Media & Services — 5.6%
Alphabet, Inc., Class A(a)(b)	31,924	42,758,686
Alphabet, Inc., Class C(b)	1,028	1,374,457

		44,133,143

Internet & Direct Marketing Retail — 1.2%
Alibaba Group Holding Ltd. — ADR(b)	46,109	9,779,719

IT Services — 1.9%
Cognizant Technology Solutions Corp., Class A	235,977	14,635,294

Machinery — 1.5%
Fortive Corp.	159,383	12,175,267

Media — 4.8%
Comcast Corp., Class A	498,393	22,412,733
DISH Network Corp., Class A(b)	230,285	8,168,209
Fox Corp., Class A	202,020	7,488,882

		38,069,824

Multiline Retail — 4.0%
Dollar General Corp.	98,514	15,366,214
Dollar Tree, Inc. (b)	174,389	16,401,285

		31,767,499

Oil, Gas & Consumable Fuels — 5.6%
BP PLC — ADR	316,179	11,932,596
Chevron Corp.	112,743	13,586,659
ConocoPhillips	161,601	10,508,913
Marathon Oil Corp.	584,730	7,940,633

		43,968,801

Personal Products — 1.2%
Unilever NV — NY Shares	170,390	9,790,609

Pharmaceuticals — 4.3%
Novartis AG — ADR	75,802	7,177,691
Novo Nordisk A/S — ADR	170,252	9,854,186
Pfizer, Inc.	439,967	17,237,907

		34,269,784

Road & Rail — 0.9%
Norfolk Southern Corp.	36,850	7,153,691

Semiconductors & Semiconductor Equipment — 1.8%
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	242,309	14,078,153

Software — 7.5%
CDK Global, Inc.	151,303	8,273,248
Microsoft Corp.(a)	325,454	51,324,096

		59,597,344

Specialty Retail — 4.1%
Lowe’s Cos., Inc.(a)	148,857	17,827,114
O’Reilly Automotive, Inc.(b)	33,300	14,594,058

		32,421,172

Technology Hardware, Storage & Peripherals — 6.2%
Apple, Inc.(c)	167,338	49,138,804

Tobacco — 2.2%
Altria Group, Inc.(a)	349,364	17,436,757

Total Long-Term Investments — 101.0% (Cost — $563,039,897)		800,233,823

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Enhanced Capital and Income Fund (CII) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 0.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%(d)(e)	4,423,595	$4,423,595

Total Short-Term Securities — 0.5% (Cost — $4,423,595)		4,423,595

Total Investments Before Options Written — 101.5% (Cost — $567,463,492)		804,657,418

Options Written — (1.4)% (Premiums Received — $8,711,246)		(11,303,321)

Total Investments, Net of Options Written — 100.1% (Cost — $558,752,246)		793,354,097

Liabilities in Excess of Other Assets — (0.1)%		(715,701)

Net Assets — 100.0%		$792,638,396

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)	Annualized 7-day yield as of period end.

(e)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	14,789,354	(10,365,759)	4,423,595	$4,423,595	$97,853	$9	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Alphabet, Inc., Class A	12	01/03/20	USD	1,290.00	USD	1,607	$(58,620)
Cognizant Technology Solutions Corp., Class A	58	01/03/20	USD	64.50	USD	360	(290)
D.R. Horton, Inc.	275	01/03/20	USD	55.00	USD	1,451	(2,200)
Dollar Tree, Inc.	90	01/03/20	USD	114.00	USD	846	(4,500)
Lowe’s Cos., Inc.	195	01/03/20	USD	118.00	USD	2,335	(38,805)
Molson Coors Brewing Co., Class B	92	01/03/20	USD	54.00	USD	496	(2,760)
Norfolk Southern Corp.	129	01/03/20	USD	192.50	USD	2,504	(29,025)
Verizon Communications, Inc.	266	01/03/20	USD	61.00	USD	1,633	(12,768)
Walmart, Inc.	147	01/03/20	USD	122.00	USD	1,747	(367)
Comcast Corp., Class A	83	01/07/20	USD	45.75	USD	373	(1,112)
Alibaba Group Holding Ltd. — ADR	12	01/10/20	USD	205.00	USD	255	(9,780)
Altria Group, Inc.	472	01/10/20	USD	47.15	USD	2,356	(131,891)
BP PLC — ADR	174	01/10/20	USD	40.17	USD	657	(49)
Bank of America Corp.	1,166	01/10/20	USD	34.00	USD	4,107	(152,163)
Cognizant Technology Solutions Corp., Class A	130	01/10/20	USD	63.00	USD	806	(3,575)
ConocoPhillips	80	01/10/20	USD	64.00	USD	520	(13,520)
D.R. Horton, Inc.	253	01/10/20	USD	56.00	USD	1,335	(885)
Delta Air Lines, Inc.	220	01/10/20	USD	57.00	USD	1,287	(38,390)
E*Trade Financial Corp.	233	01/10/20	USD	47.50	USD	1,057	(3,961)
Fox Corp., Class A	30	01/10/20	USD	36.50	USD	111	(2,550)
JPMorgan Chase & Co.	52	01/10/20	USD	135.00	USD	725	(23,400)
Lowe’s Cos., Inc.	355	01/10/20	USD	119.00	USD	4,251	(68,515)
Marathon Oil Corp.	1,155	01/10/20	USD	12.82	USD	1,568	(95,164)

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) December 31, 2019	BlackRock Enhanced Capital and Income Fund (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Microsoft Corp.	206	01/10/20	USD	152.50	USD	3,249	$(112,270)
Pfizer, Inc.	158	01/10/20	USD	38.07	USD	619	(19,596)
Sony Corp. — ADR	146	01/10/20	USD	67.00	USD	993	(20,805)
U.S. Bancorp	277	01/10/20	USD	61.00	USD	1,642	(1,800)
UnitedHealth Group, Inc.	277	01/10/20	USD	285.00	USD	8,143	(270,075)
Verizon Communications, Inc.	371	01/10/20	USD	61.25	USD	2,278	(9,296)
Walmart, Inc.	145	01/10/20	USD	122.00	USD	1,723	(2,030)
Alibaba Group Holding Ltd. — ADR	12	01/17/20	USD	190.00	USD	255	(27,150)
Ally Financial, Inc.	1,380	01/17/20	USD	32.00	USD	4,217	(51,750)
Alphabet, Inc., Class A	35	01/17/20	USD	1,360.00	USD	4,688	(33,950)
Altria Group, Inc.	310	01/17/20	USD	51.50	USD	1,547	(7,130)
Apple, Inc.	103	01/17/20	USD	260.00	USD	3,025	(350,458)
Apple, Inc.	193	01/17/20	USD	265.00	USD	5,667	(552,945)
Assured Guaranty Ltd.	72	01/17/20	USD	49.00	USD	353	(5,256)
Assured Guaranty Ltd.	310	01/17/20	USD	50.00	USD	1,520	(8,525)
Bank of America Corp.	110	01/17/20	USD	32.00	USD	387	(36,300)
Bank of America Corp.	788	01/17/20	USD	33.00	USD	2,775	(187,150)
Baxter International, Inc.	170	01/17/20	USD	82.50	USD	1,422	(38,165)
Biogen, Inc.	120	01/17/20	USD	285.00	USD	3,561	(174,600)
CDK Global, Inc.	530	01/17/20	USD	53.33	USD	2,898	(108,792)
CDW Corp.	287	01/17/20	USD	135.00	USD	4,100	(249,690)
CDW Corp.	29	01/17/20	USD	145.00	USD	414	(5,147)
Chevron Corp.	162	01/17/20	USD	125.00	USD	1,952	(3,969)
Cisco Systems, Inc.	45	01/17/20	USD	47.00	USD	216	(5,062)
Cognizant Technology Solutions Corp., Class A	76	01/17/20	USD	63.99	USD	471	(1,822)
Comcast Corp., Class A	419	01/17/20	USD	45.00	USD	1,884	(26,816)
ConocoPhillips	285	01/17/20	USD	60.00	USD	1,853	(149,625)
Corteva, Inc.	792	01/17/20	USD	28.00	USD	2,341	(140,580)
D.R. Horton, Inc.	319	01/17/20	USD	55.00	USD	1,683	(7,815)
Delta Air Lines, Inc.	180	01/17/20	USD	57.50	USD	1,053	(32,310)
Dollar General Corp.	58	01/17/20	USD	165.00	USD	905	(435)
E*Trade Financial Corp.	370	01/17/20	USD	47.00	USD	1,679	(20,535)
Fortive Corp.	344	01/17/20	USD	75.00	USD	2,628	(80,324)
Fox Corp., Class A	270	01/17/20	USD	37.00	USD	1,001	(19,575)
Fox Corp., Class A	166	01/17/20	USD	38.00	USD	615	(4,980)
Hubbell, Inc.	174	01/17/20	USD	150.00	USD	2,572	(30,885)
Humana, Inc.	70	01/17/20	USD	340.00	USD	2,566	(191,450)
JPMorgan Chase & Co.	301	01/17/20	USD	130.00	USD	4,196	(284,445)
KAR Auction Services, Inc.	381	01/17/20	USD	22.50	USD	830	(4,762)
Laboratory Corp. of America Holdings	319	01/17/20	USD	171.25	USD	5,397	(74,765)
Lowe’s Cos., Inc.	118	01/17/20	USD	120.00	USD	1,413	(21,594)
Marathon Oil Corp.	590	01/17/20	USD	13.00	USD	801	(44,545)
Microsoft Corp.	226	01/17/20	USD	150.00	USD	3,564	(183,625)
Molson Coors Brewing Co., Class B	92	01/17/20	USD	52.50	USD	496	(17,020)
Novartis AG — ADR	360	01/17/20	USD	92.50	USD	3,409	(91,800)
Novartis AG — ADR	110	01/17/20	USD	95.00	USD	1,042	(10,175)
Novo Nordisk A/S — ADR	295	01/17/20	USD	60.00	USD	1,707	(8,112)
O’Reilly Automotive, Inc.	115	01/17/20	USD	450.00	USD	5,040	(24,438)
Packaging Corp. of America	222	01/17/20	USD	115.00	USD	2,486	(14,985)
Pfizer, Inc.	158	01/17/20	USD	38.00	USD	619	(22,199)
Regions Financial Corp.	544	01/17/20	USD	17.00	USD	934	(23,936)
SLM Corp.	784	01/17/20	USD	9.00	USD	699	(15,680)
Sony Corp. — ADR	159	01/17/20	USD	62.50	USD	1,081	(90,630)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	285	01/17/20	USD	60.00	USD	1,656	(17,100)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	139	01/17/20	USD	52.00	USD	808	(85,396)
Truist Financial Corp.	250	01/17/20	USD	70.00	USD	1,408	(88,750)
U.S. Bancorp	371	01/17/20	USD	59.19	USD	2,200	(34,204)
UnitedHealth Group, Inc.	124	01/17/20	USD	280.00	USD	3,645	(196,850)
UnitedHealth Group, Inc.	153	01/17/20	USD	290.00	USD	4,498	(130,433)
Verizon Communications, Inc.	212	01/17/20	USD	60.00	USD	1,302	(31,058)
Verizon Communications, Inc.	200	01/17/20	USD	60.25	USD	1,228	(19,070)
Walmart, Inc.	325	01/17/20	USD	120.00	USD	3,862	(29,088)

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Enhanced Capital and Income Fund (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Alibaba Group Holding Ltd. — ADR	26	01/24/20	USD	210.00	USD	551	$(16,835)
Altria Group, Inc.	490	01/24/20	USD	50.50	USD	2,446	(33,320)
Altria Group, Inc.	107	01/24/20	USD	51.00	USD	534	(5,136)
Apple, Inc.	53	01/24/20	USD	262.50	USD	1,556	(169,998)
BP PLC — ADR	334	01/24/20	USD	38.50	USD	1,261	(9,853)
Bank of America Corp.	137	01/24/20	USD	33.30	USD	483	(29,503)
Biogen, Inc.	116	01/24/20	USD	317.50	USD	3,442	(20,590)
Chevron Corp.	223	01/24/20	USD	120.00	USD	2,687	(53,297)
Cisco Systems, Inc.	45	01/24/20	USD	47.00	USD	216	(5,647)
Cisco Systems, Inc.	80	01/24/20	USD	46.50	USD	384	(12,840)
Cisco Systems, Inc.	159	01/24/20	USD	48.00	USD	763	(10,971)
Cognizant Technology Solutions Corp., Class A	91	01/24/20	USD	63.50	USD	564	(4,550)
Comcast Corp., Class A	44	01/24/20	USD	45.50	USD	198	(3,058)
Comcast Corp., Class A	156	01/24/20	USD	43.50	USD	702	(28,860)
ConocoPhillips	220	01/24/20	USD	64.00	USD	1,431	(50,050)
Corteva, Inc.	515	01/24/20	USD	28.60	USD	1,522	(72,820)
D.R. Horton, Inc.	297	01/24/20	USD	56.50	USD	1,567	(3,712)
Delta Air Lines, Inc.	600	01/24/20	USD	58.00	USD	3,509	(99,900)
Dollar General Corp.	120	01/24/20	USD	155.00	USD	1,872	(37,800)
Dollar Tree, Inc.	132	01/24/20	USD	96.00	USD	1,241	(17,160)
E*Trade Financial Corp.	192	01/24/20	USD	48.50	USD	871	(8,544)
E*Trade Financial Corp.	270	01/24/20	USD	47.50	USD	1,225	(18,630)
Fox Corp., Class A	226	01/24/20	USD	36.00	USD	838	(32,770)
Fox Corp., Class A	560	01/24/20	USD	37.00	USD	2,076	(46,200)
JPMorgan Chase & Co.	210	01/24/20	USD	137.00	USD	2,927	(74,550)
Lowe’s Cos., Inc.	97	01/24/20	USD	121.00	USD	1,162	(14,695)
Marathon Oil Corp.	466	01/24/20	USD	13.00	USD	633	(38,678)
Microsoft Corp.	61	01/24/20	USD	152.50	USD	962	(36,448)
Molson Coors Brewing Co., Class B	156	01/24/20	USD	53.00	USD	841	(25,740)
Norfolk Southern Corp.	129	01/24/20	USD	195.00	USD	2,504	(56,760)
Pfizer, Inc.	247	01/24/20	USD	38.50	USD	968	(27,047)
Pfizer, Inc.	142	01/24/20	USD	38.70	USD	556	(13,544)
Sony Corp. — ADR	227	01/24/20	USD	68.00	USD	1,544	(28,375)
U.S. Bancorp	278	01/24/20	USD	60.00	USD	1,648	(18,904)
Verizon Communications, Inc.	91	01/24/20	USD	62.00	USD	559	(2,639)
Verizon Communications, Inc.	91	01/24/20	USD	61.00	USD	559	(6,916)
Alibaba Group Holding Ltd. — ADR	79	01/31/20	USD	220.00	USD	1,676	(23,384)
Alphabet, Inc., Class A	9	01/31/20	USD	1,357.50	USD	1,205	(19,395)
Altria Group, Inc.	478	01/31/20	USD	51.50	USD	2,386	(32,982)
Apple, Inc.	210	01/31/20	USD	285.00	USD	6,167	(312,900)
Apple, Inc.	113	01/31/20	USD	280.00	USD	3,318	(209,333)
BP PLC — ADR	90	01/31/20	USD	38.00	USD	340	(5,310)
Bank of America Corp.	234	01/31/20	USD	32.99	USD	824	(58,253)
Chevron Corp.	98	01/31/20	USD	121.00	USD	1,181	(21,805)
Cisco Systems, Inc.	80	01/31/20	USD	47.00	USD	384	(11,240)
Cisco Systems, Inc.	160	01/31/20	USD	48.50	USD	767	(10,160)
Cognizant Technology Solutions Corp., Class A	57	01/31/20	USD	63.50	USD	354	(3,990)
ConocoPhillips	107	01/31/20	USD	63.00	USD	696	(34,508)
Corteva, Inc.	515	01/31/20	USD	28.60	USD	1,522	(78,141)
D.R. Horton, Inc.	295	01/31/20	USD	57.00	USD	1,556	(11,652)
DISH Network Corp., Class A	710	01/31/20	USD	37.50	USD	2,518	(42,600)
Delta Air Lines, Inc.	190	01/31/20	USD	60.00	USD	1,111	(17,005)
E*Trade Financial Corp.	354	01/31/20	USD	48.50	USD	1,606	(19,647)
Humana, Inc.	48	01/31/20	USD	375.00	USD	1,759	(28,080)
JPMorgan Chase & Co.	390	01/31/20	USD	138.00	USD	5,437	(129,675)
Lowe’s Cos., Inc.	157	01/31/20	USD	123.00	USD	1,880	(16,878)
Marathon Oil Corp.	576	01/31/20	USD	13.50	USD	782	(33,408)
Microsoft Corp.	256	01/31/20	USD	157.50	USD	4,037	(104,960)
Molson Coors Brewing Co., Class B	539	01/31/20	USD	52.50	USD	2,905	(117,233)
Pfizer, Inc.	243	01/31/20	USD	38.48	USD	952	(25,892)
Quanta Services, Inc.	362	01/31/20	USD	41.50	USD	1,474	(31,399)
Sony Corp. — ADR	227	01/31/20	USD	68.50	USD	1,544	(28,375)

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) December 31, 2019	BlackRock Enhanced Capital and Income Fund (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
U.S. Bancorp	244	01/31/20	USD	59.60	USD	1,447	$(23,633)
Unilever NV — NY Shares	403	01/31/20	USD	57.47	USD	2,316	(41,859)
Verizon Communications, Inc.	72	01/31/20	USD	62.00	USD	442	(4,248)
Walmart, Inc.	279	01/31/20	USD	122.00	USD	3,316	(19,809)
Novo Nordisk A/S — ADR	300	02/03/20	USD	56.15	USD	1,736	(76,113)
Fortive Corp.	213	02/04/20	USD	78.26	USD	1,627	(22,453)
Bank of America Corp.	137	02/07/20	USD	36.50	USD	483	(5,959)
Cisco Systems, Inc.	228	02/07/20	USD	48.50	USD	1,093	(17,784)
ConocoPhillips	202	02/07/20	USD	68.00	USD	1,314	(22,018)
Marathon Oil Corp.	373	02/07/20	USD	14.50	USD	507	(9,325)
Pfizer, Inc.	210	02/07/20	USD	39.97	USD	823	(9,549)
Sony Corp. — ADR	158	02/07/20	USD	68.00	USD	1,074	(38,315)
Verizon Communications, Inc.	466	02/07/20	USD	62.00	USD	2,861	(31,921)
Pfizer, Inc.	93	02/14/20	USD	40.02	USD	364	(4,770)
AES Corp.	1,220	02/21/20	USD	19.00	USD	2,428	(134,200)
Alibaba Group Holding Ltd. — ADR	24	02/21/20	USD	205.00	USD	509	(31,260)
Alibaba Group Holding Ltd. — ADR	8	02/21/20	USD	210.00	USD	170	(7,980)
Alphabet, Inc., Class C	1	02/21/20	USD	1,360.00	USD	134	(3,375)
Altria Group, Inc.	309	02/21/20	USD	52.50	USD	1,542	(20,858)
Apple, Inc.	252	02/21/20	USD	275.00	USD	7,400	(596,610)
Apple, Inc.	113	02/21/20	USD	280.00	USD	3,318	(226,848)
BP PLC — ADR	334	02/21/20	USD	38.00	USD	1,261	(28,223)
Bank of America Corp.	585	02/21/20	USD	35.00	USD	2,060	(74,003)
CDK Global, Inc.	409	02/21/20	USD	55.00	USD	2,236	(85,890)
Chevron Corp.	216	02/21/20	USD	120.00	USD	2,603	(77,220)
Cisco Systems, Inc.	215	02/21/20	USD	47.50	USD	1,031	(38,593)
Comcast Corp., Class A	156	02/21/20	USD	45.00	USD	702	(20,826)
ConocoPhillips	107	02/21/20	USD	65.00	USD	696	(27,553)
D.R. Horton, Inc.	295	02/21/20	USD	57.50	USD	1,556	(15,488)
Dollar General Corp.	166	02/21/20	USD	155.00	USD	2,589	(80,510)
Humana, Inc.	42	02/21/20	USD	350.00	USD	1,539	(106,890)
Marathon Oil Corp.	465	02/21/20	USD	13.25	USD	631	(42,118)
Microsoft Corp.	390	02/21/20	USD	160.00	USD	6,150	(143,325)
O’Reilly Automotive, Inc.	91	02/21/20	USD	450.00	USD	3,988	(97,370)
Pfizer, Inc.	288	02/21/20	USD	40.00	USD	1,128	(17,712)
Regions Financial Corp.	353	02/21/20	USD	18.00	USD	606	(8,472)
U.S. Bancorp	261	02/21/20	USD	62.50	USD	1,547	(8,221)
Unilever NV — NY Shares	214	02/21/20	USD	60.00	USD	1,230	(8,025)
Unilever NV — NY Shares	209	02/21/20	USD	62.50	USD	1,201	(2,090)
Verizon Communications, Inc.	576	02/21/20	USD	62.50	USD	3,537	(38,304)
Walmart, Inc.	160	02/21/20	USD	125.00	USD	1,901	(18,240)
Cisco Systems, Inc.	215	03/20/20	USD	47.50	USD	1,031	(46,870)

							$(10,147,388)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
AES Corp.	Goldman Sachs International	73,200	01/06/20	USD	17.15	USD	1,457	$(201,633)
BAE Systems PLC, ADR	Credit Suisse International	44,100	01/06/20	USD	30.36	USD	1,335	(10,710)
Regions Financial Corp.	JPMorgan Chase Bank N.A.	48,600	01/06/20	USD	16.65	USD	834	(26,714)
Packaging Corp. of America	JPMorgan Chase Bank N.A.	20,900	01/07/20	USD	112.52	USD	2,341	(18,620)
Quanta Services, Inc.	JPMorgan Chase Bank N.A.	58,500	01/07/20	USD	42.27	USD	2,382	(2,827)
Unilever NV — NY Shares	JPMorgan Chase Bank N.A.	9,000	01/07/20	USD	60.52	USD	517	(147)
BAE Systems PLC, ADR	Credit Suisse International	28,900	01/08/20	USD	30.07	USD	875	(12,533)
DISH Network Corp., Class A	Citibank N.A.	72,100	01/08/20	USD	35.87	USD	2,557	(36,175)
Hubbell, Inc.	Barclays Bank PLC	17,900	01/08/20	USD	146.44	USD	2,646	(52,813)
Quanta Services, Inc.	Goldman Sachs International	58,500	01/09/20	USD	42.15	USD	2,382	(3,774)
Regions Financial Corp.	Barclays Bank PLC	48,100	01/14/20	USD	17.15	USD	825	(15,460)
AES Corp.	JPMorgan Chase Bank N.A.	114,900	01/15/20	USD	18.25	USD	2,287	(190,774)
BAE Systems PLC, ADR	Citibank N.A.	28,800	01/15/20	USD	30.24	USD	872	(13,230)
Quanta Services, Inc.	Citibank N.A.	41,200	01/15/20	USD	43.08	USD	1,677	(5,517)

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Enhanced Capital and Income Fund (CII)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
BAE Systems PLC, ADR	Bank of America N.A.	33,500	01/22/20	USD	29.64	USD	1,014	$(29,925)
Unilever NV — NY Shares	Bank of America N.A.	14,000	01/22/20	USD	60.49	USD	804	(2,911)
Koninklijke Philips NV	Barclays Bank PLC	23,200	01/24/20	USD	49.09	USD	1,132	(25,920)
Truist Financial Corp.	Citibank N.A.	39,700	01/24/20	USD	56.96	USD	2,236	(27,107)
Hubbell, Inc.	UBS AG	12,200	01/28/20	USD	146.50	USD	1,803	(59,104)
BAE Systems PLC, ADR	Citibank N.A.	29,400	01/29/20	USD	30.10	USD	890	(20,377)
SLM Corp.	JPMorgan Chase Bank N.A.	88,500	01/29/20	USD	9.37	USD	789	(12,634)
Koninklijke Philips NV	Barclays Bank PLC	23,200	01/31/20	USD	49.09	USD	1,132	(29,970)
Laboratory Corp. of America Holdings	JPMorgan Chase Bank N.A.	30,300	01/31/20	USD	172.04	USD	5,126	(96,325)
AES Corp.	Credit Suisse International	115,000	02/03/20	USD	18.91	USD	2,289	(116,899)
Assured Guaranty Ltd.	Citibank N.A.	28,000	02/03/20	USD	50.57	USD	1,373	(9,826)
Kar Auction Services, Inc.	UBS AG	50,900	02/04/20	USD	22.06	USD	1,109	(21,765)
Ally Financial, Inc.	Citibank N.A.	77,600	02/05/20	USD	32.04	USD	2,371	(52,415)
BAE Systems PLC, ADR	Barclays Bank PLC	25,000	02/07/20	USD	31.49	USD	757	(6,622)
Kar Auction Services, Inc.	JPMorgan Chase Bank N.A.	65,000	02/11/20	USD	22.09	USD	1,416	(30,733)
BAE Systems PLC, ADR	Barclays Bank PLC	25,000	02/14/20	USD	31.49	USD	757	(7,839)
Assured Guaranty Ltd.	Citibank N.A.	28,000	02/18/20	USD	50.57	USD	1,373	(14,634)

								$(1,155,933)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$1,879,518	$(4,471,593)	$(11,303,321)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options Written
Investments at value	$—	$—	$11,303,321	$—	$—	$—	$11,303,321

For year ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(5,034)	$—	$—	$—	$(5,034)
Options written	—	—	(16,485,259)	—	—	—	(16,485,259)

	$—	$—	$(16,490,293)	$—	$—	$—	$(16,490,293)

(a)	Options purchased are included in net realized gain (loss) from investments.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased(a)	$—	$—	$7,849	$—	$—	$—	$7,849
Options written	—	—	(7,152,549)	—	—	—	(7,152,549)

	$—	$—	$(7,144,700)	$—	$—	$—	$(7,144,700)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) December 31, 2019	BlackRock Enhanced Capital and Income Fund (CII)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average market value of option contracts purchased	$—	(a)
Average market value of option contracts written	$9,205,007

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$11,303,321

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(10,147,388)

Total derivative assets and liabilities subject to an MNA	$—	$1,155,933

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$32,836	$—	$—	$—	$32,836
Barclays Bank PLC	138,624	—	(138,624)	—	—
Citibank N.A.	179,281	—	(179,281)	—	—
Credit Suisse International	140,142	—	—	—	140,142
Goldman Sachs International	205,407	—	—	—	205,407
JPMorgan Chase Bank N.A.	378,774	—	(378,774)	—	—
UBS AG	80,869	—	—	—	80,869

	$1,155,933	$—	$(696,679)	$—	$459,254

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$800,233,823	$—	$—	$800,233,823
Short-Term Securities	4,423,595	—	—	4,423,595

	$804,657,418	$—	$—	$804,657,418

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(8,947,434)	(2,355,887)	$—	$(11,303,321)

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 101.1%

Aerospace & Defense — 3.0%
BAE Systems PLC	3,962,310	$29,667,068
Lockheed Martin Corp.(a)	30,820	12,000,692
Northrop Grumman Corp.(a)	30,330	10,432,610
Raytheon Co.(a)	22,900	5,032,046

		57,132,416

Air Freight & Logistics — 0.9%
FedEx Corp.(a)	116,030	17,544,896

Automobiles — 1.3%
General Motors Co.(a)	659,810	24,149,046

Banks — 15.5%
Bank of America Corp.(a)	1,729,866	60,925,881
Citigroup, Inc.(a)(b)	926,059	73,982,853
JPMorgan Chase & Co.(a)	604,367	84,248,760
Wells Fargo & Co.(a)(b)	1,335,651	71,858,024

		291,015,518

Beverages — 1.4%
Constellation Brands, Inc., Class A(a)	88,830	16,855,492
PepsiCo, Inc.(a)	75,810	10,360,953

		27,216,445

Capital Markets — 4.1%
Charles Schwab Corp.(a)	344,690	16,393,456
Morgan Stanley(a)	663,256	33,905,647
Raymond James Financial, Inc.(a)	143,600	12,846,456
State Street Corp.(a)	169,642	13,418,682

		76,564,241

Chemicals — 1.1%
Corteva, Inc.(a)(c)	364,551	10,776,127
DuPont de Nemours, Inc.(a)	166,114	10,664,519

		21,440,646

Communications Equipment — 2.1%
Cisco Systems, Inc.(a)	379,850	18,217,606
Motorola Solutions, Inc.(a)	127,760	20,587,246

		38,804,852

Construction Materials — 0.3%
CRH PLC	150,747	6,079,910

Diversified Financial Services — 2.0%
AXA Equitable Holdings, Inc.(a)	725,482	17,977,444
Berkshire Hathaway, Inc., Class B(c)	83,300	18,867,450

		36,844,894

Diversified Telecommunication Services — 4.7%
BCE, Inc.(a)	40,770	1,889,690
Verizon Communications, Inc.(a)(b)	1,411,030	86,637,242

		88,526,932

Electric Utilities — 2.4%
FirstEnergy Corp.(a)	635,900	30,904,740
NextEra Energy, Inc.(a)	55,706	13,489,765

		44,394,505

Energy Equipment & Services — 1.0%
Baker Hughes Co.(a)	723,400	18,540,742

Food Products — 2.6%
Conagra Brands, Inc.(a)	340,824	11,669,814
Kellogg Co.(a)	177,180	12,253,769
Nestle SA, Registered Shares	227,173	24,594,929

		48,518,512

Security	Shares	Value

Health Care Equipment & Supplies — 5.8%
Alcon, Inc.(c)	243,630	$13,799,597
Koninklijke Philips NV	915,569	44,756,400
Medtronic PLC(a)	453,570	51,457,516

		110,013,513

Health Care Providers & Services — 7.0%
Anthem, Inc.(a)	159,101	48,053,275
CVS Health Corp.(a)	399,389	29,670,609
Humana, Inc.(a)	83,417	30,573,999
McKesson Corp.(a)	53,050	7,337,876
Quest Diagnostics, Inc.(a)	63,100	6,738,449
UnitedHealth Group, Inc.(a)	31,930	9,386,781

		131,760,989

Household Durables — 2.2%
Newell Brands, Inc.(a)	779,126	14,974,802
Sony Corp.	394,900	26,812,786

		41,787,588

Industrial Conglomerates — 2.4%
General Electric Co.(a)	1,904,653	21,255,927
Siemens AG, Registered Shares	180,330	23,549,572

		44,805,499

Insurance — 7.6%
American International Group, Inc.(a)	772,691	39,662,229
Arthur J Gallagher & Co.(a)	225,438	21,468,461
MetLife, Inc.(a)	698,233	35,588,936
Travelers Cos., Inc.(a)	153,040	20,958,828
Willis Towers Watson PLC(a)	126,380	25,521,177

		143,199,631

IT Services — 1.8%
Cognizant Technology Solutions Corp., Class A(a)	546,039	33,865,339

Machinery — 0.9%
Fortive Corp.(a)	64,920	4,959,239
Pentair PLC(a)	279,280	12,810,573

		17,769,812

Media — 3.2%
Comcast Corp., Class A(a)	897,125	40,343,711
Fox Corp., Class A(a)	550,700	20,414,449

		60,758,160

Multi-Utilities — 0.3%
Public Service Enterprise Group, Inc.(a)	97,948	5,783,829

Multiline Retail — 1.3%
Dollar General Corp.(a)	150,517	23,477,642

Oil, Gas & Consumable Fuels — 9.3%
BP PLC	6,264,480	39,408,607
ConocoPhillips(a)	192,070	12,490,312
Enterprise Products Partners LP(a)	979,160	27,573,146
Equinor ASA	353,730	7,054,178
Marathon Oil Corp.(a)	951,580	12,922,456
Marathon Petroleum Corp.(a)	540,106	32,541,387
TOTAL SA — ADR(a)	220,777	12,208,968
Williams Cos., Inc.(a)	1,309,909	31,071,042

		175,270,096

Personal Products — 1.3%
Unilever NV — NY Shares(a)	436,650	25,089,909

Pharmaceuticals — 6.6%
AstraZeneca PLC	314,551	31,484,018
Bayer AG, Registered Shares	283,874	23,077,989
Bristol-Myers Squibb Co.(a)	265,940	17,070,689
Johnson & Johnson(a)	67,850	9,897,279
Pfizer, Inc.(a)	559,798	21,932,886
Sanofi	200,340	20,119,631

		123,582,492

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) December 31, 2019	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail — 0.5%
Union Pacific Corp.(a)	53,820	$9,730,118

Semiconductors & Semiconductor Equipment — 0.5%
NXP Semiconductors NV(a)	71,530	9,102,908

Software — 2.7%
Constellation Software, Inc.	8,536	8,290,218
Microsoft Corp.(a)	210,010	33,118,577
Oracle Corp.(a)	170,088	9,011,262

		50,420,057

Specialty Retail — 1.0%
Lowe’s Cos., Inc.(a)	153,510	18,384,358

Technology Hardware, Storage & Peripherals — 1.9%
Samsung Electronics Co. Ltd., — GDR	30,029	35,935,546

Tobacco — 1.7%
Altria Group, Inc.(a)	629,190	31,402,873

Trading Companies & Distributors — 0.7%
Ferguson PLC	148,150	13,482,663

Total Common Stocks — 101.1% (Cost — $1,416,429,634)		1,902,396,577

Preferred Stocks — 0.5%

Household Products — 0.5%
Henkel AG & Co. KGaA, Preference Shares, 0.00%	82,390	8,510,925

Total Preferred Stocks — 0.5% (Cost — $8,165,007)		8,510,925

Total Long-Term Investments — 101.6% (Cost — $1,424,594,641)		1,910,907,502

Total Investments Before Options Written — 101.6% (Cost — $1,424,594,641)		1,910,907,502

Options Written — (1.4)% (Premiums Received — $20,683,026)		(25,599,474)

Total Investments, Net of Options Written — 100.2% (Cost — $1,403,911,615)		1,885,308,028

Liabilities in Excess of Other Assets — (0.2)%		(3,632,738)

Net Assets — 100.0%		$1,881,675,290

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	44,526,058	(44,526,058)	—	$—	$462,065	$14	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Trust.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Enhanced Equity Dividend Trust (BDJ)

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Cognizant Technology Solutions Corp., Class A	428	01/03/20	USD	64.50	USD	2,654	$(2,140)
General Electric Co.	2,512	01/03/20	USD	12.00	USD	2,803	(2,512)
General Motors Co.	844	01/03/20	USD	36.50	USD	3,089	(28,274)
Lowe’s Cos., Inc.	253	01/03/20	USD	118.00	USD	3,030	(50,347)
Medtronic, Inc.	442	01/03/20	USD	113.00	USD	5,014	(33,592)
PepsiCo, Inc.	144	01/03/20	USD	136.00	USD	1,968	(14,040)
Verizon Communications, Inc.	1,147	01/03/20	USD	61.00	USD	7,043	(55,056)
Comcast Corp.	223	01/07/20	USD	45.75	USD	1,003	(2,988)
MetLife, Inc.	624	01/07/20	USD	49.50	USD	3,181	(99,763)
Altria Group, Inc.	679	01/10/20	USD	47.15	USD	3,389	(189,733)
American International Group, Inc.	552	01/10/20	USD	55.71	USD	2,833	(332)
Bank of America Corp.	1,739	01/10/20	USD	34.00	USD	6,125	(226,940)
Bristol-Myers Squibb Co.	214	01/10/20	USD	58.60	USD	1,374	(110,570)
Citigroup, Inc.	980	01/10/20	USD	75.50	USD	7,829	(445,900)
Cognizant Technology Solutions Corp., Class A	657	01/10/20	USD	63.00	USD	4,075	(18,067)
ConocoPhillips	90	01/10/20	USD	64.00	USD	585	(15,210)
Fox Corp.	1,063	01/10/20	USD	36.50	USD	3,941	(90,355)
General Electric Co.	1,030	01/10/20	USD	11.50	USD	1,149	(5,665)
JPMorgan Chase & Co.	259	01/10/20	USD	135.00	USD	3,610	(116,550)
Johnson & Johnson	186	01/10/20	USD	143.00	USD	2,713	(62,310)
Lockheed Martin Corp.	147	01/10/20	USD	395.00	USD	5,724	(19,845)
Lowe’s Cos., Inc.	46	01/10/20	USD	119.00	USD	551	(8,878)
Marathon Oil Corp.	820	01/10/20	USD	12.82	USD	1,114	(67,562)
Medtronic PLC	761	01/10/20	USD	115.00	USD	8,634	(41,474)
Microsoft Corp.	303	01/10/20	USD	152.50	USD	4,778	(165,135)
Morgan Stanley	942	01/10/20	USD	50.00	USD	4,816	(129,054)
NXP Semiconductors NV	69	01/10/20	USD	122.00	USD	878	(38,122)
Newell Brands, Inc.	1,255	01/10/20	USD	20.01	USD	2,412	(11,675)
PepsiCo, Inc.	102	01/10/20	USD	138.00	USD	1,394	(5,202)
Pfizer, Inc.	540	01/10/20	USD	38.07	USD	2,116	(66,975)
Quest Diagnostics, Inc.	97	01/10/20	USD	108.25	USD	1,036	(3,913)
UnitedHealth Group, Inc.	114	01/10/20	USD	285.00	USD	3,351	(111,150)
Verizon Communications, Inc.	1,079	01/10/20	USD	61.25	USD	6,625	(27,036)
Wells Fargo & Co.	1,622	01/10/20	USD	54.80	USD	8,726	(55,060)
Williams Cos., Inc.	1,424	01/10/20	USD	22.55	USD	3,378	(171,962)
AXA Equitable Holdings, Inc.	518	01/17/20	USD	25.00	USD	1,284	(19,425)
AXA Equitable Holdings, Inc.	478	01/17/20	USD	24.47	USD	1,184	(30,827)
Altria Group, Inc.	772	01/17/20	USD	51.50	USD	3,853	(17,756)
American International Group, Inc.	755	01/17/20	USD	55.25	USD	3,875	(4,365)
Anthem, Inc.	290	01/17/20	USD	300.00	USD	8,759	(195,025)
Arthur J Gallagher & Co.	426	01/17/20	USD	91.75	USD	4,057	(160,897)
Arthur J Gallagher & Co.	613	01/17/20	USD	92.30	USD	5,838	(203,892)
BCE, Inc.	132	01/17/20	USD	47.40	USD	612	(2,202)
Baker Hughes Co.	1,461	01/17/20	USD	24.00	USD	3,745	(255,675)
Bank of America Corp.	755	01/17/20	USD	32.00	USD	2,659	(249,150)
Bank of America Corp.	3,512	01/17/20	USD	33.00	USD	12,369	(834,100)
Berkshire Hathaway, Inc., Class B	229	01/17/20	USD	230.00	USD	5,187	(22,442)
CVS Health Corp.	373	01/17/20	USD	72.50	USD	2,771	(95,115)
CVS Health Corp.	358	01/17/20	USD	75.00	USD	2,660	(35,800)
Charles Schwab Corp.	403	01/17/20	USD	45.00	USD	1,917	(118,885)
Charles Schwab Corp.	26	01/17/20	USD	50.00	USD	124	(715)
Cisco Systems, Inc.	65	01/17/20	USD	47.00	USD	312	(7,312)
Citigroup, Inc.	1,021	01/17/20	USD	75.00	USD	8,157	(541,130)
Cognizant Technology Solutions Corp., Class A	594	01/17/20	USD	63.99	USD	3,684	(14,242)
Comcast Corp.	807	01/17/20	USD	45.00	USD	3,629	(51,648)
Conagra Brands, Inc.	599	01/17/20	USD	29.00	USD	2,051	(317,470)
Conagra Brands, Inc.	408	01/17/20	USD	30.00	USD	1,397	(175,440)
ConocoPhillips	174	01/17/20	USD	60.00	USD	1,132	(91,350)
Constellation Brands, Inc., Class A	361	01/17/20	USD	195.00	USD	6,850	(115,520)
Corteva, Inc.	973	01/17/20	USD	28.00	USD	2,876	(172,708)

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) December 31, 2019	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Dollar General Corp.	767	01/17/20	USD	165.00	USD	11,964	$(5,752)
DuPont de Nemours, Inc.	324	01/17/20	USD	65.00	USD	2,080	(30,132)
Enterprise Products Partners LP	1,874	01/17/20	USD	27.00	USD	5,277	(248,305)
FedEx Corp.	142	01/17/20	USD	165.00	USD	2,147	(3,337)
FirstEnergy Corp.	781	01/17/20	USD	49.00	USD	3,796	(29,287)
FirstEnergy Corp.	306	01/17/20	USD	47.00	USD	1,487	(53,550)
FirstEnergy Corp.	959	01/17/20	USD	48.00	USD	4,661	(91,105)
Fortive Corp.	178	01/17/20	USD	78.26	USD	1,360	(9,859)
Fox Corp.	906	01/17/20	USD	34.00	USD	3,359	(280,860)
General Electric Co.	1,551	01/17/20	USD	11.00	USD	1,731	(52,734)
General Motors Co.	735	01/17/20	USD	39.00	USD	2,690	(4,777)
Humana, Inc.	208	01/17/20	USD	340.00	USD	7,624	(568,880)
JPMorgan Chase & Co.	1,364	01/17/20	USD	130.00	USD	19,014	(1,288,980)
Johnson & Johnson	187	01/17/20	USD	145.00	USD	2,728	(43,477)
Kellogg Co.	219	01/17/20	USD	65.00	USD	1,515	(94,170)
Kellogg Co.	160	01/17/20	USD	65.95	USD	1,107	(55,143)
Lockheed Martin Corp.	80	01/17/20	USD	390.00	USD	3,115	(38,400)
Lowe’s Cos., Inc.	250	01/17/20	USD	120.00	USD	2,994	(45,750)
Marathon Oil Corp.	1,289	01/17/20	USD	13.00	USD	1,750	(97,320)
Marathon Petroleum Corp.	444	01/17/20	USD	67.50	USD	2,675	(4,440)
McKesson Corp.	48	01/17/20	USD	155.00	USD	664	(480)
MetLife, Inc.	623	01/17/20	USD	50.00	USD	3,175	(84,105)
Microsoft Corp.	230	01/17/20	USD	150.00	USD	3,627	(186,875)
Morgan Stanley	821	01/17/20	USD	49.00	USD	4,197	(211,818)
Motorola Solutions, Inc.	444	01/17/20	USD	165.00	USD	7,155	(61,050)
NXP Semiconductors NV	117	01/17/20	USD	125.00	USD	1,489	(49,140)
Newell Brands, Inc.	1,255	01/17/20	USD	20.00	USD	2,412	(21,962)
NextEra Energy, Inc.	48	01/17/20	USD	222.35	USD	1,162	(96,179)
Northrop Grumman Corp.	98	01/17/20	USD	355.00	USD	3,371	(9,800)
Pentair PLC	377	01/17/20	USD	43.10	USD	1,729	(110,607)
Pentair PLC	628	01/17/20	USD	43.25	USD	2,881	(171,090)
PepsiCo, Inc.	101	01/17/20	USD	140.00	USD	1,380	(3,080)
Pfizer, Inc.	540	01/17/20	USD	38.00	USD	2,116	(75,870)
Public Service Enterprise Group, Inc.	329	01/17/20	USD	61.22	USD	1,943	(4,556)
Quest Diagnostics, Inc.	203	01/17/20	USD	103.28	USD	2,168	(70,173)
Raymond James Financial, Inc.	475	01/17/20	USD	90.25	USD	4,249	(48,352)
Raytheon Co.	63	01/17/20	USD	220.00	USD	1,384	(17,766)
State Street Corp.	477	01/17/20	USD	75.00	USD	3,773	(236,115)
TOTAL SA — ADR	49	01/17/20	USD	54.22	USD	271	(4,628)
TOTAL SA — ADR	528	01/17/20	USD	54.80	USD	2,920	(34,064)
Travelers Cos., Inc.	434	01/17/20	USD	137.00	USD	5,944	(73,734)
Union Pacific Corp.	151	01/17/20	USD	175.00	USD	2,730	(107,965)
UnitedHealth Group, Inc.	45	01/17/20	USD	280.00	USD	1,323	(71,438)
UnitedHealth Group, Inc.	70	01/17/20	USD	290.00	USD	2,058	(59,675)
Verizon Communications, Inc.	857	01/17/20	USD	60.00	USD	5,262	(125,551)
Verizon Communications, Inc.	1,238	01/17/20	USD	60.25	USD	7,601	(118,045)
Wells Fargo & Co.	1,250	01/17/20	USD	55.00	USD	6,725	(60,000)
Williams Cos., Inc.	1,424	01/17/20	USD	22.55	USD	3,378	(180,518)
NextEra Energy, Inc.	182	01/22/20	USD	235.52	USD	4,407	(140,593)
Altria Group, Inc.	53	01/24/20	USD	51.00	USD	265	(2,544)
American International Group, Inc.	825	01/24/20	USD	54.00	USD	4,235	(14,025)
Bank of America Corp.	924	01/24/20	USD	33.30	USD	3,254	(198,986)
CVS Health Corp.	382	01/24/20	USD	76.50	USD	2,838	(22,347)
Charles Schwab Corp.	349	01/24/20	USD	50.00	USD	1,660	(13,087)
Cisco Systems, Inc.	65	01/24/20	USD	47.00	USD	312	(8,157)
Cisco Systems, Inc.	116	01/24/20	USD	46.50	USD	556	(18,618)
Cisco Systems, Inc.	233	01/24/20	USD	48.00	USD	1,117	(16,077)
Citigroup, Inc.	124	01/24/20	USD	79.50	USD	991	(25,296)
Citigroup, Inc.	691	01/24/20	USD	80.50	USD	5,520	(103,996)
Cognizant Technology Solutions Corp., Class A	896	01/24/20	USD	63.50	USD	5,557	(44,800)
Comcast Corp.	161	01/24/20	USD	45.50	USD	724	(11,189)
Comcast Corp.	718	01/24/20	USD	43.50	USD	3,229	(132,830)

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
ConocoPhillips	170	01/24/20	USD	64.00	USD	1,106	$(38,675)
Corteva, Inc	516	01/24/20	USD	28.60	USD	1,525	(72,961)
Dollar General Corp.	3	01/24/20	USD	155.00	USD	47	(945)
DuPont de Nemours, Inc.	435	01/24/20	USD	67.00	USD	2,793	(21,750)
FedEx Corp.	127	01/24/20	USD	160.00	USD	1,920	(11,049)
FirstEnergy Corp.	322	01/24/20	USD	49.10	USD	1,565	(16,283)
Fox Corp.	298	01/24/20	USD	37.00	USD	1,105	(24,585)
General Electric Co.	1,055	01/24/20	USD	11.00	USD	1,177	(42,200)
General Electric Co.	1,171	01/24/20	USD	11.50	USD	1,307	(18,736)
General Motors Co.	767	01/24/20	USD	36.50	USD	2,807	(66,729)
JPMorgan Chase & Co.	975	01/24/20	USD	137.00	USD	13,592	(346,125)
Lowe’s Cos., Inc.	124	01/24/20	USD	121.00	USD	1,485	(18,786)
Marathon Oil Corp.	766	01/24/20	USD	13.00	USD	1,040	(63,578)
Marathon Petroleum Corp.	646	01/24/20	USD	61.00	USD	3,892	(98,192)
McKesson Corp.	44	01/24/20	USD	145.00	USD	609	(5,720)
Medtronic PLC	562	01/24/20	USD	113.00	USD	6,376	(116,896)
MetLife, Inc.	593	01/24/20	USD	49.50	USD	3,023	(110,891)
Microsoft Corp.	58	01/24/20	USD	152.50	USD	915	(34,655)
NXP Semiconductors NV	138	01/24/20	USD	129.00	USD	1,756	(34,293)
Northrop Grumman Corp.	99	01/24/20	USD	347.50	USD	3,405	(42,570)
PepsiCo, Inc.	145	01/24/20	USD	138.00	USD	1,982	(16,457)
Pfizer, Inc.	398	01/24/20	USD	38.70	USD	1,559	(37,962)
Raytheon Co.	62	01/24/20	USD	217.50	USD	1,362	(32,395)
Union Pacific Corp.	145	01/24/20	USD	182.50	USD	2,621	(54,738)
Verizon Communications, Inc.	478	01/24/20	USD	62.00	USD	2,935	(13,862)
Verizon Communications, Inc.	478	01/24/20	USD	61.00	USD	2,935	(36,328)
Wells Fargo & Co.	1,196	01/24/20	USD	55.00	USD	6,434	(69,966)
Williams Cos., Inc.	1,015	01/24/20	USD	23.50	USD	2,408	(66,990)
Charles Schwab Corp.	715	01/30/20	USD	44.40	USD	3,401	(271,686)
Altria Group, Inc.	240	01/31/20	USD	51.50	USD	1,198	(16,560)
American International Group, Inc.	412	01/31/20	USD	53.00	USD	2,115	(20,394)
Anthem, Inc.	346	01/31/20	USD	300.00	USD	10,450	(344,270)
Bank of America Corp.	1,180	01/31/20	USD	32.99	USD	4,156	(293,753)
Bristol-Myers Squibb Co.	410	01/31/20	USD	64.00	USD	2,632	(60,475)
CVS Health Corp.	126	01/31/20	USD	75.25	USD	936	(18,352)
Cisco Systems, Inc.	116	01/31/20	USD	47.00	USD	556	(16,298)
Cisco Systems, Inc.	233	01/31/20	USD	48.50	USD	1,117	(14,795)
Citigroup, Inc.	888	01/31/20	USD	77.00	USD	7,094	(368,520)
Cognizant Technology Solutions Corp., Class A	428	01/31/20	USD	63.50	USD	2,654	(29,960)
Comcast Corp.	1,299	01/31/20	USD	44.50	USD	5,842	(170,819)
ConocoPhillips	265	01/31/20	USD	63.00	USD	1,723	(85,463)
Constellation Brands, Inc., Class A	127	01/31/20	USD	187.50	USD	2,410	(96,520)
Corteva, Inc	516	01/31/20	USD	28.60	USD	1,525	(78,293)
DuPont de Nemours, Inc.	154	01/31/20	USD	65.50	USD	989	(23,562)
Enterprise Products Partners LP	1,716	01/31/20	USD	28.00	USD	4,832	(120,120)
FedEx Corp.	149	01/31/20	USD	165.00	USD	2,253	(8,791)
FirstEnergy Corp.	322	01/31/20	USD	49.25	USD	1,565	(17,511)
Fox Corp.	761	01/31/20	USD	37.50	USD	2,821	(60,880)
General Electric Co.	1,606	01/31/20	USD	12.00	USD	1,792	(24,893)
JPMorgan Chase & Co.	735	01/31/20	USD	138.00	USD	10,246	(244,388)
Kellogg Co.	48	01/31/20	USD	67.52	USD	332	(11,321)
Lowe’s Cos., Inc.	171	01/31/20	USD	123.00	USD	2,048	(18,382)
Marathon Oil Corp.	709	01/31/20	USD	13.50	USD	963	(41,122)
Marathon Petroleum Corp.	132	01/31/20	USD	63.50	USD	795	(14,850)
Medtronic PLC	287	01/31/20	USD	115.00	USD	3,256	(37,884)
MetLife, Inc.	1,334	01/31/20	USD	52.00	USD	6,799	(72,703)
Microsoft Corp.	225	01/31/20	USD	157.50	USD	3,548	(92,250)
Morgan Stanley	942	01/31/20	USD	51.00	USD	4,816	(131,409)
NextEra Energy, Inc.	132	01/31/20	USD	243.00	USD	3,197	(55,646)
Oracle Corp.	480	01/31/20	USD	56.50	USD	2,543	(2,880)
Pfizer, Inc.	474	01/31/20	USD	38.48	USD	1,857	(50,505)
Raymond James Financial, Inc.	314	01/31/20	USD	91.50	USD	2,809	(41,444)
Unilever NV — NY Shares	588	01/31/20	USD	57.47	USD	3,379	(61,075)

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) December 31, 2019	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Verizon Communications, Inc.	996	01/31/20	USD	62.00	USD	6,115	$(58,764)
Wells Fargo & Co.	1,274	01/31/20	USD	55.00	USD	6,854	(89,180)
Williams Cos., Inc.	900	01/31/20	USD	23.50	USD	2,135	(65,700)
BCE, Inc.	133	02/04/20	USD	46.71	USD	616	(8,997)
Conagra Brands, Inc.	599	02/04/20	USD	30.00	USD	2,051	(260,803)
Fortive Corp.	178	02/04/20	USD	78.26	USD	1,360	(18,764)
Newell Brands, Inc.	1,775	02/04/20	USD	18.85	USD	3,412	(158,980)
Willis Towers Watson PLC	220	02/04/20	USD	205.40	USD	4,443	(62,784)
Bank of America Corp.	362	02/07/20	USD	36.50	USD	1,275	(15,747)
Bristol-Myers Squibb Co.	410	02/07/20	USD	65.00	USD	2,632	(57,195)
Cisco Systems, Inc.	327	02/07/20	USD	48.50	USD	1,568	(25,506)
ConocoPhillips	92	02/07/20	USD	68.00	USD	598	(10,028)
Enterprise Products Partners LP	1,795	02/07/20	USD	28.50	USD	5,055	(85,263)
Marathon Oil Corp.	884	02/07/20	USD	14.50	USD	1,200	(22,100)
Pfizer, Inc.	633	02/07/20	USD	39.97	USD	2,480	(28,784)
Verizon Communications, Inc.	954	02/07/20	USD	62.00	USD	5,858	(65,349)
Baker Hughes Co., Class A	1,462	02/10/20	USD	25.75	USD	3,747	(119,096)
FirstEnergy Corp.	807	02/10/20	USD	49.00	USD	3,922	(42,233)
AXA Equitable Holdings, Inc.	978	02/12/20	USD	25.27	USD	2,423	(53,603)
Pfizer, Inc.	328	02/14/20	USD	40.02	USD	1,285	(16,824)
AXA Equitable Holdings, Inc.	927	02/21/20	USD	25.01	USD	2,297	(84,793)
Altria Group, Inc.	772	02/21/20	USD	52.50	USD	3,853	(52,110)
American International Group, Inc.	595	02/21/20	USD	52.50	USD	3,054	(78,838)
Baker Hughes Co., Class A	1,055	02/21/20	USD	23.20	USD	2,704	(274,061)
Bank of America Corp.	1,042	02/21/20	USD	35.00	USD	3,670	(131,813)
Bristol-Myers Squibb Co.	213	02/21/20	USD	62.50	USD	1,367	(64,007)
CVS Health Corp.	358	02/21/20	USD	77.50	USD	2,660	(44,392)
Charles Schwab Corp.	402	02/21/20	USD	51.10	USD	1,912	(22,670)
Cisco Systems, Inc.	279	02/21/20	USD	47.50	USD	1,338	(50,081)
Comcast Corp.	1,292	02/21/20	USD	45.00	USD	5,810	(172,482)
Conagra Brands, Inc.	1,043	02/21/20	USD	34.05	USD	3,571	(145,680)
ConocoPhillips	265	02/21/20	USD	65.00	USD	1,723	(68,238)
Dollar General Corp.	57	02/21/20	USD	155.00	USD	889	(27,645)
FedEx Corp.	220	02/21/20	USD	155.00	USD	3,327	(85,800)
General Motors Co.	293	02/21/20	USD	38.00	USD	1,072	(23,879)
Humana, Inc.	156	02/21/20	USD	350.00	USD	5,718	(397,020)
Kellogg Co.	109	02/21/20	USD	68.50	USD	754	(29,240)
Marathon Oil Corp.	765	02/21/20	USD	13.25	USD	1,039	(69,291)
McKesson Corp.	120	02/21/20	USD	150.00	USD	1,660	(24,900)
Medtronic PLC	442	02/21/20	USD	115.00	USD	5,014	(113,815)
MetLife, Inc.	666	02/21/20	USD	50.00	USD	3,395	(130,203)
Microsoft Corp.	339	02/21/20	USD	160.00	USD	5,346	(124,583)
Morgan Stanley	942	02/21/20	USD	52.50	USD	4,816	(94,200)
Motorola Solutions, Inc.	387	02/21/20	USD	166.00	USD	6,236	(115,190)
NXP Semiconductors NV	69	02/21/20	USD	130.00	USD	878	(30,705)
Pentair PLC	644	02/21/20	USD	45.00	USD	2,954	(133,630)
Pfizer, Inc.	165	02/21/20	USD	40.00	USD	646	(10,147)
Public Service Enterprise Group, Inc.	307	02/21/20	USD	60.24	USD	1,813	(27,850)
Quest Diagnostics, Inc.	110	02/21/20	USD	110.00	USD	1,175	(15,675)
State Street Corp.	201	02/21/20	USD	77.50	USD	1,590	(82,913)
State Street Corp.	255	02/21/20	USD	82.50	USD	2,017	(45,007)
TOTAL SA — ADR	637	02/21/20	USD	55.00	USD	3,523	(73,255)
Travelers Cos., Inc.	407	02/21/20	USD	137.00	USD	5,574	(125,021)
Unilever NV — NY Shares	679	02/21/20	USD	60.00	USD	3,902	(25,462)
Unilever NV — NY Shares	43	02/21/20	USD	62.50	USD	247	(430)
Verizon Communications, Inc.	533	02/21/20	USD	62.50	USD	3,273	(35,444)
Williams Cos., Inc.	1,015	02/21/20	USD	24.00	USD	2,408	(67,498)
Williams Cos., Inc.	1,426	02/21/20	USD	23.31	USD	3,382	(156,141)
Willis Towers Watson PLC	305	02/21/20	USD	201.25	USD	6,159	(175,236)
Bristol-Myers Squibb Co.	215	03/20/20	USD	65.00	USD	1,380	(46,547)
Cisco Systems, Inc.	279	03/20/20	USD	47.50	USD	1,338	(60,822)

							$(21,654,422)

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Enhanced Equity Dividend Trust (BDJ)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
AstraZeneca PLC	Morgan Stanley & Co. International PLC	33,400	01/07/20	GBP	76.89	GBP	2,524	$(14,536)
Boeing Corp.	Goldman Sachs International	131,500	01/07/20	GBP	5.92	GBP	743	(193)
Nestle SA	UBS AG	86,700	01/07/20	CHF	108.61	CHF	9,084	(2,141)
Unilever NV — NY Shares	JPMorgan Chase Bank N.A.	41,100	01/07/20	USD	60.52	USD	2,362	(673)
BP PLC	Goldman Sachs International	1,336,000	01/09/20	GBP	5.24	GBP	6,346	(800)
Banco Santander SA	Goldman Sachs International	56,800	01/09/20	EUR	85.54	EUR	5,085	(256,711)
CRH PLC	UBS AG	64,400	01/09/20	GBP	29.47	GBP	1,961	(89,212)
Statoil ASA	Goldman Sachs International	38,000	01/09/20	NOK	182.02	NOK	6,653	(1,690)
Bayer AG	Goldman Sachs International	63,200	01/14/20	EUR	70.32	EUR	4,581	(195,735)
Boeing Corp.	UBS AG	133,600	01/14/20	GBP	6.00	GBP	755	(857)
CRH PLC	UBS AG	35,100	01/14/20	GBP	29.51	GBP	1,069	(49,603)
Koninklijke Philips NV	Morgan Stanley & Co. International PLC	12,300	01/14/20	EUR	41.00	EUR	536	(35,893)
Nestle SA, Registered Shares	Morgan Stanley & Co. International PLC	37,500	01/14/20	CHF	102.84	CHF	3,929	(87,750)
Sony Corp.	Goldman Sachs International	91,300	01/14/20	JPY	7,016.36	JPY	673,558	(315,486)
Alcon, Inc.	UBS AG	110,400	01/15/20	CHF	54.71	CHF	6,052	(77,984)
AstraZeneca PLC	Morgan Stanley & Co. International PLC	4,700	01/15/20	GBP	74.59	GBP	355	(11,046)
BP PLC	Goldman Sachs International	178,200	01/15/20	GBP	4.82	GBP	846	(10,264)
Ferguson PLC	UBS AG	40,700	01/15/20	GBP	66.89	GBP	2,796	(116,044)
Statoil ASA	UBS AG	25,300	01/15/20	NOK	170.09	NOK	4,430	(17,045)
Boeing Corp.	UBS AG	134,000	01/21/20	GBP	5.89	GBP	757	(3,530)
Henkel AG & Co. KGaA	Morgan Stanley & Co. International PLC	17,300	01/21/20	EUR	95.46	EUR	1,593	(7,154)
Statoil ASA	Credit Suisse International	37,900	01/21/20	NOK	181.33	NOK	6,636	(5,156)
BP PLC	Credit Suisse International	1,347,000	01/22/20	GBP	5.14	GBP	6,398	(7,822)
Ferguson PLC	UBS AG	40,700	01/22/20	GBP	66.88	GBP	2,796	(124,913)
Koninklijke Philips NV	UBS AG	213,100	01/22/20	EUR	42.54	EUR	9,287	(324,379)
Sony Corp.	Morgan Stanley & Co. International PLC	132,700	01/22/20	JPY	7,239.96	JPY	978,984	(259,973)
Unilever NV — NY Shares	Bank of America N.A.	68,000	01/22/20	USD	60.49	USD	3,907	(14,139)
Alcon, Inc.	Goldman Sachs International	23,500	01/23/20	CHF	56.38	CHF	1,288	(5,913)
Banco Santander SA	Morgan Stanley & Co. International PLC	26,600	01/23/20	EUR	85.62	EUR	2,381	(127,330)
Bayer AG	UBS AG	50,400	01/23/20	EUR	70.38	EUR	3,653	(174,051)
Nestle SA, Registered Shares	UBS AG	400	01/23/20	CHF	103.47	CHF	42	(871)
Siemens AG, Registered Shares	Goldman Sachs International	39,500	01/23/20	EUR	120.60	EUR	4,599	(45,052)
Constellation Software, Inc.	Credit Suisse International	2,000	01/24/20	CAD	1,367.00	CAD	2,522	(3,805)
Siemens AG, Registered Shares	Goldman Sachs International	59,600	01/24/20	EUR	119.62	EUR	6,939	(91,935)
AstraZeneca PLC	UBS AG	151,200	01/28/20	GBP	74.16	GBP	11,425	(516,482)
BP PLC	Morgan Stanley & Co. International PLC	719,800	01/28/20	GBP	4.72	GBP	3,419	(118,349)
Boeing Corp.	UBS AG	634,800	01/29/20	GBP	5.54	GBP	3,587	(147,940)
Koninklijke Philips NV	Goldman Sachs International	278,100	01/29/20	EUR	43.44	EUR	12,120	(328,139)
Statoil ASA	Goldman Sachs International	43,000	01/29/20	NOK	170.23	NOK	7,528	(32,901)
Kellogg Co.	Bank of America N.A.	17,000	01/31/20	USD	67.15	USD	1,176	(44,591)
Henkel AG & Co. KGaA	Morgan Stanley & Co. International PLC	17,300	02/04/20	EUR	95.45	EUR	1,593	(13,835)
Willis Towers Watson PLC	JPMorgan Chase Bank N.A.	17,000	02/04/20	USD	204.24	USD	3,433	(76,114)
Boeing Corp.	UBS AG	551,000	02/05/20	GBP	5.80	GBP	3,113	(46,287)
Statoil ASA	Goldman Sachs International	50,300	02/05/20	NOK	177.65	NOK	8,807	(18,515)
Constellation Software, Inc.	Goldman Sachs International	2,600	02/06/20	CAD	1,301.23	CAD	3,279	(38,781)
Arthur J Gallagher & Co.	JPMorgan Chase Bank N.A.	42,600	02/21/20	USD	95.29	USD	4,057	(83,432)

								$(3,945,052)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$4,438,339	$(9,354,787)	$(25,599,474)

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) December 31, 2019	BlackRock Enhanced Equity Dividend Trust (BDJ)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written, at value	$—	$—	$25,599,474	$—	$—	$—	$25,599,474

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$77,762	$—	$—	$—	$77,762
Options written	—	—	(59,909,611)	—	—	—	(59,909,611)

	$—	$—	$(59,831,849)	$—	$—	$—	$(59,831,849)

(a)	Options purchased are included in net realized gain (loss) from investments.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation on:
Options purchased(a)	$—	$—	$21,427	$—	$—	$—	$21,427
Options written	—	—	(18,297,872)	—	—	—	(18,297,872)

	$—	$—	$(18,276,445)	$—	$—	$—	$(18,276,445)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$23,599,203

(a)	Derivative not held at any quarter-end. The risk expoure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$25,599,474
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(21,654,422)

Total derivative assets and liabilities subject to an MNA	$—	$3,945,052

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Enhanced Equity Dividend Trust (BDJ)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$58,730	$—	$—	$—	$58,730
Credit Suisse International	16,783	—	(16,783)	—	—
Goldman Sachs International	1,342,115	—	(1,342,115)	—	—
JPMorgan Chase Bank N.A.	160,219		(160,219)	—	—
Morgan Stanley & Co. International PLC	675,866	—	(675,866)	—	—
UBS AG	1,691,339	—	(1,691,339)	—	—

	$3,945,052	$—	$(3,886,322)	$—	$58,730

(a)	Excess of collateral pledged from the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$27,465,348	$29,667,068	$—	$57,132,416
Air Freight & Logistics	17,544,896	—	—	17,544,896
Automobiles	24,149,046	—	—	24,149,046
Banks	291,015,518	—	—	291,015,518
Beverages	27,216,445	—	—	27,216,445
Capital Markets	76,564,241	—	—	76,564,241
Chemicals	21,440,646	—	—	21,440,646
Communications Equipment	38,804,852	—	—	38,804,852
Construction Materials	—	6,079,910	—	6,079,910
Diversified Financial Services	36,844,894	—	—	36,844,894
Diversified Telecommunication Services	88,526,932	—	—	88,526,932
Electric Utilities	44,394,505	—	—	44,394,505
Energy Equipment & Services	18,540,742	—	—	18,540,742
Food Products	23,923,583	24,594,929	—	48,518,512
Health Care Equipment & Supplies	51,457,516	58,555,997	—	110,013,513
Health Care Providers & Services	131,760,989	—	—	131,760,989
Household Durables	14,974,802	26,812,786	—	41,787,588
Industrial Conglomerates	21,255,927	23,549,572	—	44,805,499
Insurance	143,199,631	—	—	143,199,631
IT Services	33,865,339	—	—	33,865,339
Machinery	17,769,812	—	—	17,769,812
Media	60,758,160	—	—	60,758,160
Multi-Utilities	5,783,829	—	—	5,783,829
Multiline Retail	23,477,642	—	—	23,477,642
Oil, Gas & Consumable Fuels	128,807,311	46,462,785	—	175,270,096
Personal Products	25,089,909	—	—	25,089,909
Pharmaceuticals	48,900,854	74,681,638	—	123,582,492
Road & Rail	9,730,118	—	—	9,730,118
Semiconductors & Semiconductor Equipment	9,102,908	—	—	9,102,908
Software	50,420,057	—	—	50,420,057
Specialty Retail	18,384,358	—	—	18,384,358
Technology Hardware, Storage & Peripherals	—	35,935,546	—	35,935,546
Tobacco	31,402,873	—	—	31,402,873
Trading Companies & Distributors	—	13,482,663	—	13,482,663
Preferred Stocks	—	8,510,925	—	8,510,925

	$1,562,573,683	$348,333,819	$—	$1,910,907,502

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) December 31, 2019	BlackRock Enhanced Equity Dividend Trust (BDJ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(16,091,070)	$(9,508,404)	$—	$(25,599,474)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	BlackRock Enhanced Global Dividend Trust (BOE) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.5%

Australia — 2.5%
Ansell Ltd.	406,296	$8,273,364
Ensogo Ltd.(a)(b)	418,198	3
Sonic Healthcare Ltd.	589,003	11,876,022

		20,149,389

Canada — 6.8%
Rogers Communications, Inc., Class B	465,850	23,131,961
TELUS Corp.	825,453	31,961,632

		55,093,593

Denmark — 1.8%
Novo Nordisk A/S, Class B	249,921	14,482,631

Finland — 1.0%
Kone OYJ, Class B	124,717	8,154,975

France — 3.6%
Sanofi	169,826	17,055,189
Schneider Electric SE	114,921	11,806,951

		28,862,140

Germany — 2.4%
Deutsche Post AG, Registered Shares	498,985	18,973,482

India — 0.1%
Jasper Infotech Private Ltd., Series I, (Acquired 08/08/15, cost $2,637,143)(a)(c)	3,540	892,257

Netherlands — 3.4%
Heineken NV	95,721	10,216,094
Koninklijke Philips NV	358,621	17,530,721

		27,746,815

Singapore — 3.1%
DBS Group Holdings Ltd.	661,968	12,763,563
United Overseas Bank Ltd.	606,000	11,917,971

		24,681,534

Sweden — 0.8%
Svenska Handelsbanken AB, Class A	595,529	6,413,994

Switzerland — 7.3%
Cie Financiere Richemont SA, Registered Shares	79,365	6,202,446
Nestle SA, Registered Shares	209,358	22,666,185
Novartis AG, Registered Shares	251,072	23,773,900
SGS SA, Registered Shares	2,439	6,679,625

		59,322,156

Taiwan — 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	611,000	6,762,441

United Kingdom — 13.3%
AstraZeneca PLC	85,875	8,595,395
BAE Systems PLC	2,118,097	15,858,862
British American Tobacco PLC	512,582	21,785,797
Diageo PLC	227,280	9,576,819
GlaxoSmithKline PLC	999,677	23,489,433
RELX PLC	308,940	7,792,334
Unilever PLC	355,270	20,336,590

		107,435,230

United States — 52.6%
3M Co.(d)	69,763	12,307,588
AbbVie, Inc.(d)	235,546	20,855,243
Altria Group, Inc.(d)	384,570	19,193,889
Amcor PLC	2,092,500	22,879,838
Cisco Systems, Inc.(d)(e)	482,645	23,147,654
Citizens Financial Group, Inc.(d)	322,624	13,101,761
Coca-Cola Co.(d)(e)	377,070	20,870,824

Security	Shares	Value

United States (continued)
Darden Restaurants, Inc.(d)	102,395	$11,162,079
Genuine Parts Co.(d)(e)	222,717	23,659,227
Hasbro, Inc.(d)	140,929	14,883,512
Home Depot, Inc.(d)	45,601	9,958,346
International Paper Co.(d)(e)	451,156	20,775,734
Johnson & Johnson(d)(e)	200,071	29,184,357
Lockheed Martin Corp.(d)	31,984	12,453,930
M&T Bank Corp.(d)	69,614	11,816,976
Medtronic PLC (d)	150,988	17,129,589
Paychex, Inc.(d)	206,567	17,570,589
PepsiCo, Inc.(d)	99,785	13,637,616
Pfizer, Inc.(d)	530,086	20,768,769
Philip Morris International, Inc.(d)(e)	255,495	21,740,070
Procter & Gamble Co.(d)	121,966	15,233,553
Texas Instruments, Inc.(d)	94,158	12,079,530
U.S. Bancorp(d)	202,179	11,987,193
United Technologies Corp.(d)	107,041	16,030,460
Wells Fargo & Co.(d)	228,246	12,279,635

		424,707,962

Total Common Stocks — 99.5% (Cost — $717,419,861)		803,678,599

Preferred Stocks – 0.4%

United States — 0.4%
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $3,118,944), 0.00%(a)(c)	508,800	3,012,096

Total Preferred Stocks — 0.4% (Cost — $3,118,944)		3,012,096

Total Long-Term Investments — 99.9% (Cost — $720,538,805)		806,690,695

Short-Term Securities — 0.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%(f)(g)	1,138,392	1,138,392

Total Short-Term Securities — 0.1% (Cost — $1,138,392)		1,138,392

Total Investments Before Options Written — 100.0% (Cost — $721,677,197)		807,829,087

Options Written — (0.9)% (Premiums Received — $5,828,656)		(7,620,728)

Total Investments, Net of Options Written — 99.1% (Cost — $715,848,541)		800,208,359

Other Assets Less Liabilities — 0.9%		7,503,423

Net Assets — 100.0%		$807,711,782

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $3,904,353, representing 0.5% of its net assets as of period end, and an original cost of $5,756,087.

(d)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(f)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) December 31, 2019	BlackRock Enhanced Global Dividend Trust (BOE)

(g)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	19,702,446	(18,564,054)	1,138,392	$1,138,392	$101,682	$3	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Genuine Parts Co.	285	01/03/20	USD	104.00	USD	3,028	$(64,125)
Medtronic PLC	22	01/03/20	USD	113.00	USD	250	(1,672)
PepsiCo, Inc.	178	01/03/20	USD	136.00	USD	2,433	(17,355)
AbbVie, Inc.	240	01/09/20	USD	89.50	USD	2,125	(14,699)
3M Co.	58	01/10/20	USD	172.50	USD	1,023	(28,275)
Altria Group, Inc.	296	01/10/20	USD	47.15	USD	1,477	(82,711)
Genuine Parts Co.	193	01/10/20	USD	105.00	USD	2,050	(36,188)
International Paper Co.	283	01/10/20	USD	46.61	USD	1,303	(10,162)
Johnson & Johnson	21	01/10/20	USD	143.00	USD	306	(7,035)
Lockheed Martin Corp.	52	01/10/20	USD	395.00	USD	2,025	(7,020)
Medtronic PLC	255	01/10/20	USD	115.00	USD	2,893	(13,898)
PepsiCo, Inc.	138	01/10/20	USD	138.00	USD	1,886	(7,038)
Pfizer, Inc.	126	01/10/20	USD	38.07	USD	494	(15,627)
Procter & Gamble Co.	318	01/10/20	USD	127.00	USD	3,972	(10,176)
Texas Instruments, Inc.	144	01/10/20	USD	125.00	USD	1,847	(52,416)
U.S. Bancorp	188	01/10/20	USD	61.00	USD	1,115	(1,222)
Wells Fargo & Co.	184	01/10/20	USD	54.80	USD	990	(6,246)
3M Co.	65	01/17/20	USD	175.00	USD	1,147	(25,350)
AbbVie, Inc.	240	01/17/20	USD	87.50	USD	2,125	(45,360)
Altria Group, Inc.	145	01/17/20	USD	51.50	USD	724	(3,335)
Cisco Systems, Inc.	67	01/17/20	USD	47.00	USD	321	(7,537)
Citizens Financial Group, Inc.	287	01/17/20	USD	40.00	USD	1,166	(34,440)
Citizens Financial Group, Inc.	339	01/17/20	USD	42.50	USD	1,377	(7,627)
Coca-Cola Co.	306	01/17/20	USD	55.00	USD	1,694	(24,021)
Coca-Cola Co.	356	01/17/20	USD	52.50	USD	1,970	(105,376)
Darden Restaurants, Inc.	230	01/17/20	USD	125.00	USD	2,507	(1,150)
Genuine Parts Co.	331	01/17/20	USD	110.00	USD	3,516	(7,447)
Hasbro, Inc.	117	01/17/20	USD	100.00	USD	1,236	(71,370)
Hasbro, Inc.	164	01/17/20	USD	105.00	USD	1,732	(39,360)
Home Depot, Inc.	108	01/17/20	USD	215.00	USD	2,359	(54,810)
Johnson & Johnson	20	01/17/20	USD	145.00	USD	292	(4,650)
Johnson & Johnson	163	01/17/20	USD	135.00	USD	2,378	(182,968)
Lockheed Martin Corp.	24	01/17/20	USD	390.00	USD	935	(11,520)
Paychex, Inc.	310	01/17/20	USD	85.00	USD	2,637	(32,550)
Paychex, Inc.	350	01/17/20	USD	82.50	USD	2,977	(99,750)
PepsiCo, Inc.	137	01/17/20	USD	140.00	USD	1,872	(4,178)
Pfizer, Inc.	126	01/17/20	USD	38.00	USD	494	(17,703)
Philip Morris International, Inc.	309	01/17/20	USD	85.00	USD	2,629	(40,016)
Procter & Gamble Co.	196	01/17/20	USD	125.00	USD	2,448	(25,382)
Rogers Communications, Inc., Class B	535	01/17/20	CAD	66.00	CAD	3,450	(13,184)
Texas Instruments, Inc.	205	01/17/20	USD	125.00	USD	2,630	(87,125)
U.S. Bancorp	78	01/17/20	USD	59.19	USD	462	(7,191)
United Technologies Corp.	73	01/17/20	USD	150.00	USD	1,093	(14,491)
Wells Fargo & Co.	191	01/17/20	USD	55.00	USD	1,028	(9,168)
AbbVie, Inc.	184	01/24/20	USD	91.50	USD	1,629	(11,040)
Altria Group, Inc.	389	01/24/20	USD	50.50	USD	1,941	(26,452)
Altria Group, Inc.	67	01/24/20	USD	51.00	USD	334	(3,216)
Cisco Systems, Inc.	67	01/24/20	USD	47.00	USD	321	(8,408)

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Enhanced Global Dividend Trust (BOE)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Cisco Systems, Inc.	120	01/24/20	USD	46.50	USD	576	$(19,260)
Cisco Systems, Inc.	240	01/24/20	USD	48.00	USD	1,151	(16,560)
Coca-Cola Co.	154	01/24/20	USD	55.00	USD	852	(13,860)
Hasbro, Inc.	212	01/24/20	USD	105.00	USD	2,239	(61,480)
International Paper Co.	464	01/24/20	USD	47.00	USD	2,137	(25,288)
Johnson & Johnson	166	01/24/20	USD	145.00	USD	2,421	(51,045)
Lockheed Martin Corp.	44	01/24/20	USD	397.50	USD	1,713	(11,110)
Medtronic PLC	317	01/24/20	USD	113.00	USD	3,596	(65,936)
PepsiCo, Inc.	95	01/24/20	USD	138.00	USD	1,298	(10,782)
Pfizer, Inc.	226	01/24/20	USD	38.50	USD	885	(24,747)
Pfizer, Inc.	286	01/24/20	USD	38.70	USD	1,121	(27,280)
Philip Morris International, Inc.	162	01/24/20	USD	87.50	USD	1,378	(8,586)
Procter & Gamble Co.	156	01/24/20	USD	128.00	USD	1,948	(17,160)
U.S. Bancorp	188	01/24/20	USD	60.00	USD	1,115	(12,784)
United Technologies Corp.	140	01/24/20	USD	150.00	USD	2,097	(45,500)
Wells Fargo & Co.	239	01/24/20	USD	55.00	USD	1,286	(13,982)
Philip Morris International, Inc.	423	01/29/20	USD	84.00	USD	3,599	(96,160)
3M Co.	132	01/31/20	USD	172.50	USD	2,329	(102,960)
Altria Group, Inc.	303	01/31/20	USD	51.50	USD	1,512	(20,907)
Cisco Systems, Inc.	120	01/31/20	USD	47.00	USD	576	(16,860)
Cisco Systems, Inc.	241	01/31/20	USD	48.50	USD	1,156	(15,304)
Coca-Cola Co.	681	01/31/20	USD	54.25	USD	3,769	(114,178)
Genuine Parts Co.	193	01/31/20	USD	107.00	USD	2,050	(32,810)
International Paper Co.	832	01/31/20	USD	47.00	USD	3,831	(71,968)
Medtronic PLC	214	01/31/20	USD	115.00	USD	2,428	(28,248)
Pfizer, Inc.	158	01/31/20	USD	38.48	USD	619	(16,835)
Texas Instruments, Inc.	74	01/31/20	USD	131.00	USD	949	(18,278)
U.S. Bancorp	182	01/31/20	USD	59.60	USD	1,079	(17,628)
Wells Fargo & Co.	184	01/31/20	USD	55.00	USD	990	(12,880)
Cisco Systems, Inc.	339	02/07/20	USD	48.50	USD	1,626	(26,442)
Pfizer, Inc.	385	02/07/20	USD	39.97	USD	1,508	(17,507)
Pfizer, Inc.	254	02/14/20	USD	40.02	USD	995	(13,029)
3M Co.	58	02/21/20	USD	185.00	USD	1,023	(16,153)
AbbVie, Inc.	395	02/21/20	USD	90.00	USD	3,497	(81,568)
Altria Group, Inc.	145	02/21/20	USD	52.50	USD	724	(9,787)
Cisco Systems, Inc.	294	02/21/20	USD	47.50	USD	1,410	(52,773)
Coca-Cola Co.	576	02/21/20	USD	55.00	USD	3,188	(88,416)
Darden Restaurants, Inc.	230	02/21/20	USD	114.50	USD	2,507	(17,305)
Home Depot, Inc.	97	02/21/20	USD	225.00	USD	2,118	(26,869)
Johnson & Johnson	167	02/21/20	USD	145.00	USD	2,436	(73,480)
M&T Bank Corp.	243	02/21/20	USD	169.50	USD	4,125	(132,262)
Medtronic PLC	22	02/21/20	USD	115.00	USD	250	(5,665)
Pfizer, Inc.	294	02/21/20	USD	40.00	USD	1,152	(18,081)
U.S. Bancorp	71	02/21/20	USD	62.50	USD	421	(2,236)
United Technologies Corp.	162	02/21/20	USD	150.00	USD	2,426	(69,660)
Cisco Systems, Inc.	294	03/20/20	USD	47.50	USD	1,410	(64,092)

							$(3,107,741)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Ansell Ltd.	UBS AG	27,000	01/07/20	AUD	28.46	AUD	784	$(12,588)
AstraZeneca PLC	Morgan Stanley & Co. International PLC	11,300	01/07/20	GBP	76.89	GBP	854	(4,918)
BAE Systems PLC	Goldman Sachs International	310,900	01/07/20	GBP	5.92	GBP	1,757	(457)
Deutsche Post AG, Registered Shares	Citibank N.A.	143,600	01/07/20	EUR	33.16	EUR	4,868	(135,709)
Diageo PLC	Goldman Sachs International	29,000	01/07/20	GBP	31.80	GBP	922	(10,615)
Novartis AG, Registered Shares	Goldman Sachs International	42,800	01/07/20	CHF	88.23	CHF	3,922	(152,311)
Novo Nordisk A/S, Class B	UBS AG	61,200	01/07/20	DKK	390.27	DKK	23,626	(29,110)
Citizens Financial Group, Inc.	Citibank N.A.	50,300	01/08/20	USD	39.59	USD	2,043	(61,872)

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) December 31, 2019	BlackRock Enhanced Global Dividend Trust (BOE)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
KONE OYJ, Class B	Citibank N.A.	33,100	01/08/20	EUR	58.47	EUR	1,929	$(23,190)
KONE OYJ, Class B	Credit Suisse International	16,000	01/08/20	EUR	57.87	EUR	933	(16,793)
RELX PLC	UBS AG	52,000	01/08/20	EUR	22.06	EUR	1,169	(31,468)
TELUS Corp.	Citibank N.A.	34,000	01/08/20	CAD	47.71	CAD	1,710	(67,728)
Unilever PLC	Morgan Stanley & Co. International PLC	66,300	01/08/20	GBP	46.76	GBP	2,865	(8)
British American Tobacco PLC	Morgan Stanley & Co. International PLC	24,200	01/09/20	GBP	29.24	GBP	777	(91,556)
SGS SA, Registered Shares	UBS AG	700	01/09/20	CHF	2,641.80	CHF	1,855	(19,016)
Sanofi	Goldman Sachs International	30,100	01/09/20	EUR	85.70	EUR	2,695	(130,841)
Sonic Healthcare Ltd.	JPMorgan Chase Bank N.A.	34,200	01/09/20	AUD	29.90	AUD	983	(281)
United Overseas Bank Ltd.	JPMorgan Chase Bank N.A.	124,000	01/09/20	SGD	27.42	SGD	3,280	(752)
Johnson & Johnson	Citibank N.A.	16,300	01/10/20	USD	133.19	USD	2,378	(208,105)
Ansell Ltd.	UBS AG	31,100	01/14/20	AUD	29.10	AUD	903	(7,924)
BAE Systems PLC	Morgan Stanley & Co. International PLC	145,200	01/14/20	GBP	5.60	GBP	820	(22,207)
BAE Systems PLC	UBS AG	10,700	01/14/20	GBP	6.00	GBP	60	(69)
British American Tobacco PLC	Goldman Sachs International	213,400	01/14/20	GBP	29.47	GBP	6,848	(751,806)
Cie Financiere Richemont SA, Registered Shares	Goldman Sachs International	20,300	01/14/20	CHF	77.89	CHF	1,535	(12,498)
Diageo PLC	Morgan Stanley & Co. International PLC	86,600	01/14/20	GBP	32.16	GBP	2,755	(25,989)
GlaxoSmithKline PLC	Morgan Stanley & Co. International PLC	86,700	01/14/20	GBP	17.34	GBP	1,538	(59,235)
Heineken NV	Morgan Stanley & Co. International PLC	33,500	01/14/20	EUR	95.17	EUR	3,188	(37,662)
Koninklijke Philips NV	Morgan Stanley & Co. International PLC	114,000	01/14/20	EUR	41.00	EUR	4,968	(332,666)
Nestle SA, Registered Shares	Morgan Stanley & Co. International PLC	22,100	01/14/20	CHF	102.84	CHF	2,316	(51,714)
Amcor PLC	Morgan Stanley & Co. International PLC	249,000	01/15/20	AUD	14.91	AUD	3,879	(125,244)
AstraZeneca PLC	Morgan Stanley & Co. International PLC	35,900	01/15/20	GBP	74.59	GBP	2,713	(84,370)
Novartis AG, Registered Shares	Morgan Stanley & Co. International PLC	23,400	01/15/20	CHF	91.78	CHF	2,144	(23,810)
Sanofi	UBS AG	16,900	01/15/20	EUR	89.71	EUR	1,513	(19,187)
Schneider Electric SE	Morgan Stanley & Co. International PLC	13,600	01/15/20	EUR	89.44	EUR	1,246	(41,915)
Sonic Healthcare Ltd.	JPMorgan Chase Bank N.A.	85,000	01/15/20	AUD	28.87	AUD	2,442	(19,972)
Unilever PLC	Morgan Stanley & Co. International PLC	38,500	01/15/20	GBP	45.63	GBP	1,664	(819)
United Overseas Bank Ltd.	JPMorgan Chase Bank N.A.	14,300	01/15/20	SGD	25.44	SGD	378	(11,138)
Taiwan Semiconductor Manufacturing Co. Ltd.	Citibank N.A.	92,000	01/20/20	USD	324.45	USD	30,524	(30,749)
Ansell Ltd.	Goldman Sachs International	32,300	01/21/20	AUD	29.78	AUD	937	(3,882)
BAE Systems PLC	Morgan Stanley & Co. International PLC	145,200	01/21/20	GBP	5.60	GBP	820	(24,732)
BAE Systems PLC	UBS AG	9,000	01/21/20	GBP	5.89	GBP	51	(237)
Deutsche Post AG, Registered Shares	UBS AG	65,000	01/21/20	EUR	35.03	EUR	2,204	(10,729)
Novartis AG, Registered Shares	Morgan Stanley & Co. International PLC	46,700	01/21/20	CHF	90.57	CHF	4,280	(91,422)
Novo Nordisk A/S, Class B	Goldman Sachs International	23,000	01/21/20	DKK	391.79	DKK	8,879	(20,531)
Novo Nordisk A/S, Class B	Morgan Stanley & Co. International PLC	27,200	01/21/20	DKK	403.75	DKK	10,501	(8,401)
Sonic Healthcare Ltd.	Goldman Sachs International	68,900	01/21/20	AUD	29.73	AUD	1,979	(5,609)
Amcor PLC	JPMorgan Chase Bank N.A.	200,700	01/22/20	AUD	14.92	AUD	3,127	(102,078)
Koninklijke Philips NV	UBS AG	44,900	01/22/20	EUR	42.54	EUR	1,957	(68,346)
RELX PLC	Morgan Stanley & Co. International PLC	35,100	01/22/20	EUR	21.76	EUR	789	(34,772)
Svenska Handelsbanken AB, Class A	Goldman Sachs International	152,200	01/22/20	SEK	97.76	SEK	15,354	(59,789)
Svenska Handelsbanken AB, Class A	UBS AG	11,800	01/22/20	SEK	97.51	SEK	1,190	(4,846)
TELUS Corp.	Goldman Sachs International	38,900	01/22/20	CAD	50.00	CAD	1,956	(27,476)
Sanofi	Morgan Stanley & Co. International PLC	7,200	01/23/20	EUR	85.62	EUR	645	(34,465)
Cie Financiere Richemont SA, Registered Shares	Morgan Stanley & Co. International PLC	15,500	01/23/20	CHF	76.63	CHF	1,172	(19,508)
DBS Group Holdings Ltd.	JPMorgan Chase Bank N.A.	89,700	01/23/20	SGD	25.90	SGD	2,326	(22,747)
DBS Group Holdings Ltd.	JPMorgan Chase Bank N.A.	142,000	01/23/20	SGD	25.85	SGD	3,682	(38,464)
Deutsche Post AG, Registered Shares	Goldman Sachs International	16,000	01/23/20	EUR	35.49	EUR	542	(1,775)
GlaxoSmithKline PLC	Morgan Stanley & Co. International PLC	50,000	01/23/20	GBP	17.76	GBP	887	(20,805)
Heineken NV	Morgan Stanley & Co. International PLC	19,100	01/23/20	EUR	96.00	EUR	1,817	(27,565)
Nestle SA, Registered Shares	UBS AG	46,500	01/23/20	CHF	103.47	CHF	4,872	(101,261)
SGS SA, Registered Shares	Citibank N.A.	400	01/23/20	CHF	2,663.22	CHF	1,060	(14,175)
Sanofi	Morgan Stanley & Co. International PLC	22,200	01/23/20	EUR	87.04	EUR	1,988	(79,514)
Schneider Electric SE	UBS AG	38,200	01/23/20	EUR	90.82	EUR	3,499	(96,094)
Svenska Handelsbanken AB, Class A	Citibank N.A.	152,200	01/23/20	SEK	104.50	SEK	15,354	(8,647)
United Overseas Bank Ltd.	JPMorgan Chase Bank N.A.	73,800	01/23/20	SGD	26.62	SGD	1,952	(15,547)
Ansell Ltd.	UBS AG	32,300	01/28/20	AUD	30.16	AUD	937	(3,239)
Diageo PLC	Goldman Sachs International	9,400	01/28/20	GBP	31.07	GBP	299	(14,386)

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Enhanced Global Dividend Trust (BOE)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Novo Nordisk A/S, Class B	Goldman Sachs International	13,000	01/28/20	DKK	393.25	DKK	5,019	$(15,273)
Novo Nordisk A/S, Class B	Morgan Stanley & Co. International PLC	13,000	01/28/20	DKK	396.04	DKK	5,019	(13,557)
Amcor PLC	Morgan Stanley & Co. International PLC	282,700	01/29/20	AUD	15.31	AUD	4,404	(88,189)
BAE Systems PLC	UBS AG	60,200	01/29/20	GBP	5.54	GBP	340	(14,030)
Koninklijke Philips NV	Goldman Sachs International	9,200	01/29/20	EUR	43.44	EUR	401	(10,855)
Svenska Handelsbanken AB, Class A	Goldman Sachs International	11,800	01/29/20	SEK	92.35	SEK	1,190	(10,890)
TELUS Corp.	Citibank N.A.	56,700	01/31/20	CAD	50.75	CAD	2,851	(26,233)
Ansell Ltd.	JPMorgan Chase Bank N.A.	31,100	02/04/20	AUD	29.18	AUD	903	(15,155)
Rogers Communication, Inc., Class B	Credit Suisse International	58,000	02/04/20	CAD	64.97	CAD	3,740	(48,345)
BAE Systems PLC	UBS AG	60,000	02/05/20	GBP	5.80	GBP	339	(5,040)
GlaxoSmithKline PLC	UBS AG	213,200	02/05/20	GBP	18.30	GBP	3,782	(48,275)
KONE OYJ, Class B	UBS AG	19,500	02/05/20	EUR	59.81	EUR	1,137	(25,503)
Nestle SA, Registered Shares	Goldman Sachs International	46,500	02/05/20	CHF	105.06	CHF	4,872	(73,366)
RELX PLC	UBS AG	52,000	02/05/20	EUR	22.71	EUR	1,169	(24,325)
Sonic Healthcare Ltd.	Morgan Stanley & Co. International PLC	77,000	02/05/20	AUD	30.21	AUD	2,212	(7,356)
TELUS Corp.	Goldman Sachs International	38,800	02/05/20	CAD	49.92	CAD	1,951	(33,575)
TELUS Corp.	Goldman Sachs International	47,200	02/05/20	CAD	50.20	CAD	2,373	(34,881)
Unilever PLC	Goldman Sachs International	55,000	02/05/20	GBP	44.36	GBP	2,377	(31,811)
TELUS Corp.	Goldman Sachs International	34,900	02/10/20	CAD	49.90	CAD	1,755	(32,272)
TELUS Corp.	Goldman Sachs International	47,200	02/10/20	CAD	50.20	CAD	2,373	(37,255)
Rogers Communication, Inc., Class B	Goldman Sachs International	49,100	02/11/20	CAD	65.80	CAD	3,166	(36,460)
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	244,000	02/11/20	USD	321.36	USD	80,954	(124,791)
Ansell Ltd.	UBS AG	29,000	02/12/20	AUD	29.94	AUD	842	(9,116)
Paychex, Inc.	JPMorgan Chase Bank N.A.	26,900	02/12/20	USD	85.67	USD	2,288	(30,183)
Rogers Communication, Inc., Class B	Goldman Sachs International	49,000	02/18/20	CAD	65.80	CAD	3,160	(40,638)
TELUS Corp.	Goldman Sachs International	73,800	02/19/20	CAD	50.43	CAD	3,711	(58,279)

								$(4,512,987)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$1,215,601	$(3,007,673)	$(7,620,728)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written, at value	$—	$—	$7,620,728	$—	$—	$—	$7,620,728

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(9,992)	$—	$—	$—	$(9,992)
Options written	—	—	(20,867,912)	—	—	—	(20,867,912)

	$—	$—	$(20,877,904)	$—	$—	$—	$(20,877,904)

(a)	Options purchased are included in net realized gain (loss) from investments.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) December 31, 2019	BlackRock Enhanced Global Dividend Trust (BOE)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased(a)	$—	$—	$3,011	$—	$—	$—	$3,011
Options written	—	—	(5,578,406)	—	—	—	(5,578,406)

	$—	$—	$(5,575,395)	$—	$—	$—	$(5,575,395)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	7,558,819

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$7,620,728
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(3,107,741)

Total derivative assets and liabilities subject to an MNA	$—	$4,512,987

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Citibank N.A.	$576,408	$—	$(576,408)	$—	$—
Credit Suisse International	65,138	—	(65,138)	—	—
Goldman Sachs International	1,607,531	—	(1,607,531)	—	—
JPMorgan Chase Bank N.A.	256,317	—	(256,317)	—	—
Morgan Stanley & Co. International PLC	1,477,190	—	(1,477,190)	—	—
UBS AG	530,403	—	(530,403)	—	—

	$4,512,987	$—	$(4,512,987)	$—	$—

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Enhanced Global Dividend Trust (BOE)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$20,149,386	$3	$20,149,389
Canada	55,093,593	—	—	55,093,593
Denmark	—	14,482,631	—	14,482,631
Finland	—	8,154,975	—	8,154,975
France	—	28,862,140	—	28,862,140
Germany	—	18,973,482	—	18,973,482
India	—	—	892,257	892,257
Netherlands	—	27,746,815	—	27,746,815
Singapore	—	24,681,534	—	24,681,534
Sweden	—	6,413,994	—	6,413,994
Switzerland	—	59,322,156	—	59,322,156
Taiwan	—	6,762,441	—	6,762,441
United Kingdom	—	107,435,230	—	107,435,230
United States	401,828,123	22,879,839	—	424,707,962
Preferred Stocks	—	—	3,012,096	3,012,096
Short-Term Securities	1,138,392	—	—	1,138,392

	$458,060,108	$345,864,623	$3,904,356	$807,829,087

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(2,518,921)	$(5,101,807)	$—	$(7,620,728)

(a)	Derivative financial instruments are options written which are shown at value.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2018	$4,529,927	$5,843,081	$10,373,008
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	(2,514,046)	—	(2,514,046)
Net change in unrealized appreciation (depreciation)(a)(b)	1,824,023	(1,764,884)	59,139
Purchases	—	—	—
Sales	(2,947,644)	(1,066,101)	(4,013,745)

Closing Balance, as of December 31, 2019	$892,260	$3,012,096	$3,904,356

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019(b)	$181,036	$259,488	$440,524

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments December 31, 2019	BlackRock Enhanced International Dividend Trust (BGY) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.3%

Australia — 4.7%
Ansell Ltd.	619,030	$12,605,245
Sonic Healthcare Ltd.	967,086	19,499,280

		32,104,525

Canada — 12.5%
Rogers Communications, Inc., Class B	740,075	36,748,709
TELUS Corp.	1,249,938	48,397,738

		85,146,447

Denmark — 3.4%
Novo Nordisk A/S, Class B	397,145	23,014,090

Finland — 2.0%
Kone OYJ, Class B	214,075	13,997,902

France — 7.1%
Sanofi	288,798	29,003,241
Schneider Electric SE	192,423	19,769,485

		48,772,726

Germany — 4.7%
Deutsche Post AG, Registered Shares	843,233	32,063,221

India — 0.2%
Jasper Infotech Private Ltd., Series I, (Acquired 08/08/15, cost $3,948,600)(a)(b)	5,300	1,335,865

Netherlands — 6.8%
Heineken NV	165,959	17,712,443
Koninklijke Philips NV	596,040	29,136,640

		46,849,083

Singapore — 4.6%
DBS Group Holdings Ltd.	829,900	16,001,501
United Overseas Bank Ltd.	772,900	15,200,329

		31,201,830

Sweden — 1.5%
Svenska Handelsbanken AB, Class A	974,276	10,493,193

Switzerland — 13.1%
Cie Financiere Richemont SA, Registered Shares	137,616	10,754,815
Nestle SA, Registered Shares	306,564	33,190,211
Novartis AG, Registered Shares	367,647	34,812,336
SGS SA, Registered Shares	3,828	10,483,643

		89,241,005

Taiwan — 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	958,000	10,602,976

United Kingdom — 25.7%
AstraZeneca PLC	130,539	13,065,901
BAE Systems PLC	3,376,085	25,277,816
British American Tobacco PLC	884,912	37,610,593
Diageo PLC	404,101	17,027,464
GlaxoSmithKline PLC	1,505,565	35,376,295
RELX PLC	538,869	13,591,789
Unilever PLC	582,969	33,370,680

		175,320,538

United States — 8.5%
3M Co. (c)(d)	119,721	21,121,179
Amcor PLC	3,383,849	36,999,721

		58,120,900

Total Common Stocks — 96.3% (Cost — $588,837,298)		658,264,301

Security	Shares	Value

Preferred Stocks — 0.6%

Preferred Stocks — 0.6%

China — 0.6%
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 07/28/15, cost $2,106,332)(a)(b)	76,800	$3,911,424

Total Preferred Stocks — 0.6% (Cost — $2,106,332)		3,911,424

Total Long-Term Investments — 96.9% (Cost — $590,943,630)		662,175,725

Short-Term Securities — 2.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%(e)(f)	17,518,842	17,518,842

Total Short-Term Securities — 2.6% (Cost — $17,518,842)		17,518,842

Total Investments Before Options Written — 99.5% (Cost — $608,462,472)		679,694,567

Options Written — (1.0)% (Premiums Received — $4,710,918)		(6,538,218)

Total Investments, Net of Options Written — 98.5% (Cost — $603,751,554)		673,156,349

Other Assets Less Liabilities — 1.5%		10,090,778

Net Assets — 100.0%		$683,247,127

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $5,247,289, representing 0.8% of its net assets as of period end, and an original cost of $6,054,932.

(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(e)	Annualized 7-day yield as of period end.

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Enhanced International Dividend Trust (BGY)

(f)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	25,489,943	(7,971,101)	17,518,842	$17,518,842	$213,854	$33	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
3M Co.	82	01/10/20	USD	172.50	USD	1,447	$(39,975)
3M Co.	137	01/17/20	USD	175.00	USD	2,417	(53,430)
Rogers Communications, Inc., Class B	1,025	01/17/20	CAD	66.00	CAD	6,609	(25,259)
3M Co.	237	01/31/20	USD	172.50	USD	4,181	(184,860)
3M Co.	82	02/21/20	USD	185.00	USD	1,447	(22,837)

							$(326,361)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Ansell Ltd.	UBS AG	42,000	01/07/20	AUD	28.46	AUD	1,219	$(19,581)
AstraZeneca PLC	Morgan Stanley & Co. International PLC	10,300	01/07/20	GBP	76.89	GBP	778	(4,483)
BAE Systems PLC	Goldman Sachs International	282,300	01/07/20	GBP	5.92	GBP	1,595	(415)
Deutsche Post AG	Citibank N.A.	193,900	01/07/20	EUR	33.16	EUR	6,573	(183,244)
Diageo PLC	Goldman Sachs International	74,000	01/07/20	GBP	31.80	GBP	2,354	(27,086)
Nestle SA	UBS AG	8,100	01/07/20	CHF	108.61	CHF	849	(200)
Novartis AG	Goldman Sachs International	82,600	01/07/20	CHF	88.23	CHF	7,569	(293,946)
Novo Nordisk A/S, Class B	UBS AG	93,800	01/07/20	DKK	390.27	DKK	36,211	(44,616)
KONE OYJ, Class B	Citibank N.A.	42,100	01/08/20	EUR	58.47	EUR	2,454	(29,495)
Relx PLC	UBS AG	40,700	01/08/20	EUR	22.06	EUR	915	(24,630)
TELUS Corp.	Citibank N.A.	68,000	01/08/20	CAD	47.71	CAD	2,634	(135,456)
Unilever PLC	Morgan Stanley & Co. International PLC	137,000	01/08/20	GBP	46.76	GBP	5,921	(16)
British American Tobacco PLC	Morgan Stanley & Co. International PLC	74,600	01/09/20	GBP	29.24	GBP	2,394	(282,235)
SGS SA	UBS AG	1,100	01/09/20	CHF	2,641.80	CHF	2,916	(29,882)
Sanofi SA	Goldman Sachs International	47,600	01/09/20	EUR	85.70	EUR	4,262	(206,912)
Sonic Healthcare Ltd.	JPMorgan Chase Bank N.A.	89,000	01/09/20	AUD	29.90	AUD	2,557	(731)
United Overseas Bank Ltd.	JPMorgan Chase Bank N.A.	112,000	01/09/20	SGD	27.42	SGD	2,962	(679)
Ansell Ltd.	UBS AG	45,900	01/14/20	AUD	29.10	AUD	1,332	(11,695)
BAE Systems PLC	Morgan Stanley & Co. International PLC	96,700	01/14/20	GBP	5.60	GBP	546	(14,789)
BAE Systems PLC	UBS AG	217,600	01/14/20	GBP	6.00	GBP	1,229	(1,396)
British American Tobacco PLC	Goldman Sachs International	138,200	01/14/20	GBP	29.47	GBP	4,435	(486,877)
Compagnie Financiere Richemont SA	Goldman Sachs International	27,500	01/14/20	CHF	77.89	CHF	2,080	(16,930)
Diageo PLC	Morgan Stanley & Co. International PLC	86,100	01/14/20	GBP	32.16	GBP	2,739	(25,839)
GlaxoSmithKline PLC	Morgan Stanley & Co. International PLC	100,700	01/14/20	GBP	17.73	GBP	1,786	(32,203)
Heineken NV	Morgan Stanley & Co. International PLC	64,700	01/14/20	EUR	95.17	EUR	6,156	(72,739)
Koninklijke Philips Electronics NV	Morgan Stanley & Co. International PLC	128,300	01/14/20	EUR	41.00	EUR	5,591	(374,395)
Nestle SA	Morgan Stanley & Co. International PLC	25,900	01/14/20	CHF	102.84	CHF	2,714	(60,606)
Amcor Ltd.	Morgan Stanley & Co. International PLC	393,800	01/15/20	AUD	14.91	AUD	6,135	(198,077)
AstraZeneca PLC	Morgan Stanley & Co. International PLC	61,400	01/15/20	GBP	74.59	GBP	4,639	(144,298)
Novan, Inc.	Morgan Stanley & Co. International PLC	29,400	01/15/20	CHF	91.78	CHF	2,694	(29,915)
Sanofi SA	UBS AG	42,500	01/15/20	EUR	89.71	EUR	3,805	(48,251)
Schneider Electric SA	Morgan Stanley & Co. International PLC	43,800	01/15/20	EUR	89.44	EUR	4,012	(134,992)

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (continued) December 31, 2019	BlackRock Enhanced International Dividend Trust (BGY)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Sonic Healthcare Ltd.	JPMorgan Chase Bank N.A.	90,000	01/15/20	AUD	28.87	AUD	2,586	$(21,147)
Unilever PLC	Morgan Stanley & Co. International PLC	55,500	01/15/20	GBP	45.63	GBP	2,399	(1,181)
United Overseas Bank Ltd.	JPMorgan Chase Bank N.A.	40,900	01/15/20	SGD	25.44	SGD	1,082	(31,857)
Taiwan Semiconductor Manufacturing Co. Ltd.	Citibank N.A.	104,000	01/20/20	USD	324.45	USD	34,505	(34,760)
Ansell Ltd.	Goldman Sachs International	43,400	01/21/20	AUD	29.78	AUD	1,259	(5,216)
BAE Systems PLC	Morgan Stanley & Co. International PLC	96,700	01/21/20	GBP	5.60	GBP	546	(16,471)
BAE Systems PLC	UBS AG	218,000	01/21/20	GBP	5.89	GBP	1,232	(5,743)
Deutsche Post AG	UBS AG	162,600	01/21/20	EUR	35.03	EUR	5,512	(26,840)
Novan, Inc.	Morgan Stanley & Co. International PLC	53,400	01/21/20	CHF	90.57	CHF	4,894	(104,539)
Novo Nordisk A/S, Class B	Goldman Sachs International	39,500	01/21/20	DKK	391.79	DKK	15,249	(35,260)
Novo Nordisk A/S, Class B	Morgan Stanley & Co. International PLC	17,100	01/21/20	DKK	403.75	DKK	6,601	(5,281)
Sonic Healthcare Ltd.	Goldman Sachs International	95,000	01/21/20	AUD	29.73	AUD	2,729	(7,734)
Amcor Ltd.	JPMorgan Chase Bank N.A.	386,800	01/22/20	AUD	14.92	AUD	6,026	(196,730)
Koninklijke Philips Electronics NV	UBS AG	105,300	01/22/20	EUR	42.54	EUR	4,589	(160,287)
Relx PLC	Morgan Stanley & Co. International PLC	132,700	01/22/20	EUR	21.76	EUR	2,984	(131,459)
Svenska Handelsbanken AB, Class A	Goldman Sachs International	262,800	01/22/20	SEK	97.76	SEK	26,511	(103,237)
Svenska Handelsbanken AB, Class A	UBS AG	163,000	01/22/20	SEK	97.51	SEK	16,443	(66,942)
TELUS Corp.	Goldman Sachs International	68,800	01/22/20	CAD	50.00	CAD	2,665	(48,596)
British American Tobacco PLC	Goldman Sachs International	97,000	01/23/20	GBP	32.95	GBP	3,113	(56,766)
Compagnie Financiere Richemont SA	Morgan Stanley & Co. International PLC	34,400	01/23/20	CHF	76.63	CHF	2,602	(43,294)
DBS Group Holdings Ltd.	JPMorgan Chase Bank N.A.	169,500	01/23/20	SGD	25.90	SGD	4,395	(42,984)
DBS Group Holdings Ltd.	JPMorgan Chase Bank N.A.	121,000	01/23/20	SGD	25.85	SGD	3,138	(32,776)
Deutsche Post AG	Goldman Sachs International	42,800	01/23/20	EUR	35.49	EUR	1,451	(4,749)
GlaxoSmithKline PLC	Morgan Stanley & Co. International PLC	286,000	01/23/20	GBP	17.76	GBP	5,074	(119,004)
Heineken NV	Morgan Stanley & Co. International PLC	26,500	01/23/20	EUR	96.00	EUR	2,521	(38,245)
KONE OYJ, Class B	Citibank N.A.	12,900	01/23/20	EUR	59.22	EUR	752	(15,310)
Nestle SA	UBS AG	67,300	01/23/20	CHF	103.47	CHF	7,052	(146,556)
SGS SA	Citibank N.A.	700	01/23/20	CHF	2,663.22	CHF	1,855	(24,807)
Sanofi SA	Morgan Stanley & Co. International PLC	39,800	01/23/20	EUR	87.04	EUR	3,563	(142,551)
Schneider Electric SA	UBS AG	42,700	01/23/20	EUR	90.82	EUR	3,911	(107,414)
Svenska Handelsbanken AB, Class A	Citibank N.A.	220,300	01/23/20	SEK	104.50	SEK	22,224	(12,516)
United Overseas Bank Ltd.	JPMorgan Chase Bank N.A.	117,700	01/23/20	SGD	26.62	SGD	3,113	(24,795)
Ansell Ltd.	UBS AG	43,400	01/28/20	AUD	30.16	AUD	1,259	(4,352)
Diageo PLC	Goldman Sachs International	62,100	01/28/20	GBP	31.07	GBP	1,975	(95,036)
Novo Nordisk A/S, Class B	Goldman Sachs International	41,000	01/28/20	DKK	393.25	DKK	15,828	(48,170)
Novo Nordisk A/S, Class B	Morgan Stanley & Co. International PLC	27,000	01/28/20	DKK	396.04	DKK	10,423	(28,156)
Amcor Ltd.	Morgan Stanley & Co. International PLC	403,800	01/29/20	AUD	15.31	AUD	6,291	(125,967)
BAE Systems PLC	UBS AG	135,200	01/29/20	GBP	5.54	GBP	764	(31,508)
Koninklijke Philips Electronics NV	Goldman Sachs International	34,600	01/29/20	EUR	43.44	EUR	1,508	(40,826)
Svenska Handelsbanken AB, Class A	Goldman Sachs International	19,400	01/29/20	SEK	92.35	SEK	1,957	(17,905)
TELUS Corp.	Citibank N.A.	76,000	01/31/20	CAD	50.75	CAD	2,943	(35,163)
Ansell Ltd.	JPMorgan Chase Bank N.A.	45,900	02/04/20	AUD	29.18	AUD	1,332	(22,367)
Rogers Communication, Inc., Class B	Credit Suisse International	72,000	02/04/20	CAD	64.97	CAD	4,643	(60,014)
BAE Systems PLC	UBS AG	135,000	02/05/20	GBP	5.80	GBP	763	(11,341)
GlaxoSmithKline PLC	UBS AG	140,300	02/05/20	GBP	18.30	GBP	2,489	(31,768)
KONE OYJ, Class B	UBS AG	62,800	02/05/20	EUR	59.81	EUR	3,661	(82,131)
Nestle S.A.	Goldman Sachs International	67,300	02/05/20	CHF	105.06	CHF	7,052	(106,183)
Relx PLC	UBS AG	69,000	02/05/20	EUR	22.71	EUR	1,552	(32,277)
Sonic Healthcare Ltd.	Morgan Stanley & Co. International PLC	120,000	02/05/20	AUD	30.21	AUD	3,448	(11,463)
TELUS Corp.	Goldman Sachs International	68,800	02/05/20	CAD	49.92	CAD	2,665	(59,536)
TELUS Corp.	Goldman Sachs International	57,200	02/05/20	CAD	50.20	CAD	2,215	(42,271)
Unilever PLC	Goldman Sachs International	53,700	02/05/20	GBP	44.36	GBP	2,321	(31,059)
TELUS Corp.	Goldman Sachs International	51,300	02/10/20	CAD	49.90	CAD	1,987	(47,438)
TELUS Corp.	Goldman Sachs International	57,200	02/10/20	CAD	50.20	CAD	2,215	(45,149)
Rogers Communication, Inc., Class B	Goldman Sachs International	79,200	02/11/20	CAD	65.80	CAD	5,107	(58,811)
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	423,000	02/11/20	USD	321.36	USD	140,343	(216,339)
Ansell Ltd.	UBS AG	58,000	02/12/20	AUD	29.94	AUD	1,683	(18,232)
Rogers Communication, Inc., Class B	Goldman Sachs International	79,300	02/18/20	CAD	65.80	CAD	5,113	(65,767)
TELUS Corp.	Goldman Sachs International	115,200	02/19/20	CAD	50.43	CAD	4,462	(90,972)

								$(6,211,857)

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Enhanced International Dividend Trust (BGY)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$999,329	$(2,826,629)	$(6,538,218)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instrument
Options written
Options written at value	$—	$—	$6,538,218	$—	$—	$—	$6,538,218

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(468)	$—	$—	$—	$(468)
Options written	—	—	(18,604,008)	—	—	—	(18,604,008)

	$—	$—	$(18,604,476)	$—	$—	$—	$(18,604,476)

(a)	Options purchased are included in net realized gain (loss) from investments.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(4,725,459)	$—	$—	$—	$(4,725,459)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average market value of option contracts purchased	$—	(a)
Average market value of option contracts written	$6,480,162

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s Investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$6,538,218
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(326,361)

Total derivative assets and liabilities subject to an MNA	$—	$6,211,857

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (continued) December 31, 2019	BlackRock Enhanced International Dividend Trust (BGY)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
Citibank N.A.	$470,751	$—	$(470,751)	$—	$—
Credit Suisse International	60,014	—	—	(60,014)	—
Goldman Sachs International	2,042,847	—	(2,042,847)	—	—
JPMorgan Chase Bank N.A.	374,066	—	(374,066)	—	—
Morgan Stanley & Co. International PLC	2,358,537	—	(2,358,537)	—	—
UBS AG	905,642	—	(905,642)	—	—

	$6,211,857	$—	$(6,151,843)	$(60,014)	$—

(a)	Excess of collateral pledged from the individual counterparty is not shown for financial reporting purposes.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$32,104,525	$—	$32,104,525
Canada	85,146,447	—	—	85,146,447
Denmark	—	23,014,090	—	23,014,090
Finland	—	13,997,902	—	13,997,902
France	—	48,772,726	—	48,772,726
Germany	—	32,063,221	—	32,063,221
India	—	—	1,335,865	1,335,865
Netherlands	—	46,849,083	—	46,849,083
Singapore	—	31,201,830	—	31,201,830
Sweden	—	10,493,193	—	10,493,193
Switzerland	—	89,241,005	—	89,241,005
Taiwan	—	10,602,976	—	10,602,976
United Kingdom	—	175,320,538	—	175,320,538
United States	21,121,179	36,999,721	—	58,120,900
Preferred Stocks	—	—	3,911,424	3,911,424
Short-Term Securities	17,518,842	—	—	17,518,842

	$123,786,468	$550,660,810	$5,247,289	$679,694,567

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(326,361)	$(6,211,857)	$—	$(6,538,218)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 100.4%

Biotechnology — 17.5%
ACADIA Pharmaceuticals, Inc.(a)(b)	10,320	$441,490
Acceleron Pharma, Inc.(a)(b)	36,751	1,948,538
Acerta Pharma BV, Series B, (Acquired 2/01/16, cost $986,402)(c)(d)	17,146,440	2,162,166
Agios Pharmaceuticals, Inc.(a)	17,150	818,913
Alexion Pharmaceuticals, Inc.(a)(b)	8,338	901,755
Allakos, Inc.(a)(b)	25,025	2,386,384
Allogene Therapeutics, Inc.(a)(b)	40,796	1,059,880
Alnylam Pharmaceuticals, Inc.(a)(b)	31,268	3,601,136
Amgen, Inc.(b)	58,918	14,203,362
Apellis Pharmaceuticals, Inc.(a)	22,450	687,419
Arena Pharmaceuticals, Inc.(a)(b)	28,554	1,296,923
Atreca, Inc., Class A(a)	19,203	297,070
Biogen, Inc.(a)(b)	14,600	4,332,258
BioMarin Pharmaceutical, Inc.(a)	54,878	4,639,935
Blueprint Medicines Corp.(a)(b)	9,503	761,285
ChemoCentryx, Inc.(a)	7,300	288,715
Corbus Pharmaceuticals Holdings, Inc.(a)(e)	34,538	188,577
Eidos Therapeutics, Inc.(a)(b)	8,058	462,449
Frequency Therapeutics, Inc.(a)	6,589	115,505
Galapagos NV, ADR(a)(b)	5,722	1,183,481
Genfit ADR(a)(e)	7,762	154,464
Genmab A/S(a)	12,773	2,840,759
Genmab A/S, ADR(a)	38,411	857,718
Gilead Sciences, Inc.(b)	73,387	4,768,687
Halozyme Therapeutics, Inc.(a)(b)	25,750	456,548
Immunovant, Inc.(a)	29,600	469,160
Incyte Corp.(a)	25,137	2,194,963
Mirati Therapeutics, Inc.(a)(b)	9,401	1,211,413
Molecular Templates, Inc.(a)	21,176	296,146
Neurocrine Biosciences, Inc.(a)(b)	35,662	3,833,308
NextCure, Inc.(a)(e)	10,934	615,912
Principia Biopharma, Inc.(a)	4,135	226,515
Ra Pharmaceuticals, Inc.(a)	45,620	2,140,947
Sarepta Therapeutics, Inc.(a)(b)	8,408	1,084,968
Seattle Genetics, Inc.(a)(b)	53,668	6,132,106
Syndax Pharmaceuticals, Inc.(a)	16,128	141,604
Vertex Pharmaceuticals, Inc.(a)(b)	40,163	8,793,689

		77,996,148

Health Care Equipment & Supplies — 29.8%
Abbott Laboratories(b)	242,900	21,098,294
ABIOMED, Inc.(a)(b)	10,307	1,758,271
Alcon, Inc.(a)(b)	111,323	6,297,542
Baxter International, Inc.(b)	115,466	9,655,267
Becton Dickinson & Co.(b)	17,353	4,719,495
Boston Scientific Corp.(a)(b)	185,853	8,404,273
ConvaTec Group PLC(f)	1,066,374	2,806,408
Edwards Lifesciences Corp.(a)(b)	52,215	12,181,237
Envista Holdings Corp.(a)	36,250	1,074,450
Intuitive Surgical, Inc.(a)(b)	17,678	10,450,350
Masimo Corp.(a)(b)	29,400	4,646,964
Medtronic PLC(b)	135,596	15,383,366
Nevro Corp.(a)(b)	13,182	1,549,412
ResMed, Inc.(b)	26,094	4,043,787
SI-BONE, Inc.(a)	4,237	91,096
Silk Road Medical, Inc.(a)	9,292	375,211
Stryker Corp.	58,936	12,373,024
Teleflex, Inc.(b)	18,400	6,926,496
Varian Medical Systems, Inc.(a)(b)	39,749	5,644,756
Zimmer Biomet Holdings, Inc.(b)	22,684	3,395,341

		132,875,040

Security	Shares	Value

Health Care Providers & Services — 21.0%
Amedisys, Inc.(a)	17,432	$2,909,749
Anthem, Inc.(b)	37,297	11,264,813
Arcutis Biotherapeutics, Inc. Series C, (Acquired 10/08/19, cost $431,098)(c)(d)	74,138	431,098
Centene Corp.(a)(b)	72,754	4,574,044
Cigna Corp.(a)(b)	52,317	10,698,303
Encompass Health Corp.(b)	35,457	2,456,106
Guardant Health, Inc.(a)(b)	4,853	379,213
HCA Healthcare, Inc.(b)	46,691	6,901,397
Humana, Inc.(b)	28,700	10,519,124
LHC Group, Inc.(a)(b)	17,064	2,350,737
Quest Diagnostics, Inc.(b)	12,364	1,320,352
UnitedHealth Group, Inc.(b)	135,902	39,952,470

		93,757,406

Health Care Technology — 1.0%
Cerner Corp.(b)	21,518	1,579,206
Teladoc Health, Inc.(a)(b)	36,070	3,019,780

		4,598,986

Life Sciences Tools & Services — 7.7%
10X Genomics, Inc., Class A(a)(b)	4,779	364,399
Agilent Technologies, Inc.(b)	27,180	2,318,726
Avantor, Inc.(a)	133,844	2,429,269
Illumina, Inc.(a)(b)	13,692	4,542,184
IQVIA Holdings, Inc.(a)(b)	25,443	3,931,198
QIAGEN NV(a)(b)	25,333	856,255
Thermo Fisher Scientific, Inc.(b)	50,311	16,344,535
WuXi AppTec Co. Ltd., Class H(f)	164,220	2,036,044
Wuxi Biologics Cayman, Inc.(a)(f)	130,000	1,646,507

		34,469,117

Pharmaceuticals — 23.4%
AstraZeneca PLC	77,736	7,780,747
AstraZeneca PLC — ADR(b)	44,756	2,231,534
Bristol-Myers Squibb Co.(b)	161,103	10,341,202
Daiichi Sankyo Co. Ltd.	22,700	1,499,204
Eisai Co. Ltd.	30,000	2,244,778
Eli Lilly & Co.(b)	43,223	5,680,799
GlaxoSmithKline PLC	97,482	2,290,537
Hansoh Pharmaceutical Group Co. Ltd.(a)(f)	812,000	2,704,235
Hua Medicine(a)(e)(f)	735,105	472,630
Johnson & Johnson(b)	94,037	13,717,177
Merck & Co., Inc.(b)	210,067	19,105,594
Merck KGaA	18,096	2,133,405
MyoKardia, Inc.(a)(b)	17,691	1,289,408
Nektar Therapeutics(a)	24,013	518,321
Pfizer, Inc.(b)	173,095	6,781,862
Reata Pharmaceuticals, Inc., Class A(a)(b)	7,723	1,578,813
Roche Holding AG	10,627	3,453,803
Sanofi	55,485	5,572,216
Sanofi — ADR	53,135	2,667,377
Theravance Biopharma, Inc.(a)	4,803	124,350
Tricida, Inc.(a)	12,925	487,789
Urovant Sciences Ltd.(a)	6,784	105,220
Zoetis, Inc.(b)	89,614	11,860,413

		104,641,414

Total Common Stocks — 100.4% (Cost — $288,796,721)		448,338,111

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (continued) December 31, 2019	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Shares	Value

Other Interests(g) — 0.0%

Pharmaceuticals — 0.0%
Afferent Pharmaceuticals, Inc., Series C(c)	190	$129,309

Total Other Interests — 0.0% (Cost — $—)		129,309

Total Long-Term Investments — 100.4% (Cost — $288,796,721)		448,467,420

Short-Term Securities — 0.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%(h)(i)	3,489,138	3,489,138
SL Liquidity Series, LLC, Money Market Series, 1.80%(h)(i)(j)	253,827	253,877

Total Short-Term Securities — 0.8% (Cost — $3,743,011)		3,743,015

Total Investments Before Options Written — 101.2% (Cost — $292,539,732)		452,210,435

Options Written — (1.2)% (Premiums Received — $3,970,215)		(5,499,305)

Total Investments, Net of Options Written — 100.0% (Cost — $288,569,517)		446,711,130

Other Assets Less Liabilities — 0.0%		61,461

Net Assets — 100.0%		$446,772,591

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $2,593,264, representing 0.5% of its net assets as of period end, and an original cost of $1,417,500.

(e)	Security, or a portion of the security, is on loan.
(f)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(h)	Annualized 7-day yield as of period end.
(i)	Security was purchased with the cash collateral from loaned securities.

(j)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	25,967,520	(22,478,382)	3,489,138	$3,489,138	$384,813		$12	$—
SL Liquidity Series, LLC, Money Market Series	4,665	249,162	253,827	253,877	56,867	(b)	81	4

				$3,743,015	$441,680		93	$4

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents all or a portion of securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Medtronic PLC	47	01/03/20	USD	113.00	USD	533	$(3,572)
Zoetis, Inc.	112	01/03/20	USD	125.00	USD	1,482	(86,240)
Baxter International, Inc.	126	01/10/20	USD	84.00	USD	1,054	(10,332)
Becton Dickinson & Co.	36	01/10/20	USD	265.00	USD	979	(28,440)
Boston Scientific Corp.	217	01/10/20	USD	43.50	USD	981	(38,735)
Bristol-Myers Squibb Co.	131	01/10/20	USD	58.60	USD	841	(67,685)
Cigna Corp.	144	01/10/20	USD	202.50	USD	2,945	(62,640)

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
HCA Healthcare, Inc.	95	01/10/20	USD	143.00	USD	1,404	$(50,350)
Medtronic PLC	117	01/10/20	USD	115.00	USD	1,327	(6,376)
Merck & Co., Inc.	181	01/10/20	USD	89.00	USD	1,646	(40,454)
Pfizer, Inc.	40	01/10/20	USD	38.07	USD	157	(4,961)
Quest Diagnostics, Inc.	27	01/10/20	USD	108.25	USD	288	(1,089)
UnitedHealth Group, Inc.	101	01/10/20	USD	285.00	USD	2,969	(98,475)
10X Genomics, Inc.	19	01/17/20	USD	75.00	USD	145	(11,020)
ABIOMED, Inc.	20	01/17/20	USD	200.00	USD	341	(2,900)
Abbott Laboratories	399	01/17/20	USD	85.00	USD	3,466	(100,149)
Acadia Healthcare Co., Inc.	20	01/17/20	USD	49.00	USD	86	(900)
Acceleron Pharma, Inc.	43	01/17/20	USD	50.00	USD	228	(20,103)
Acceleron Pharma, Inc.	44	01/17/20	USD	45.00	USD	233	(38,060)
Agilent Technologies, Inc.	106	01/17/20	USD	80.00	USD	904	(53,265)
Alcon, Inc.	176	01/17/20	USD	60.35	USD	996	(294)
Alexion Pharmaceuticals, Inc.	16	01/17/20	USD	120.00	USD	173	(840)
Alnylam Pharmaceuticals, Inc.	73	01/17/20	USD	95.00	USD	841	(150,015)
Amgen, Inc.	120	01/17/20	USD	240.00	USD	2,893	(55,800)
Arena Pharmaceuticals, Inc.	60	01/17/20	USD	50.00	USD	273	(3,720)
Baxter International, Inc.	190	01/17/20	USD	82.50	USD	1,589	(42,655)
Becton Dickinson & Co.	33	01/17/20	USD	250.00	USD	898	(73,920)
BioMarin Pharmaceutical, Inc.	100	01/17/20	USD	80.00	USD	846	(57,500)
Blueprint Medicines Corp.	38	01/17/20	USD	85.00	USD	304	(10,545)
Boston Scientific Corp.	87	01/17/20	USD	45.00	USD	393	(7,743)
Centene Corp.	174	01/17/20	USD	57.50	USD	1,094	(97,440)
Cigna Corp.	65	01/17/20	USD	200.00	USD	1,329	(45,988)
Edwards Lifesciences Corp.	104	01/17/20	USD	250.00	USD	2,426	(1,300)
Eli Lilly & Co.	180	01/17/20	USD	120.00	USD	2,366	(210,600)
Encompass Health Corp.	141	01/17/20	USD	70.00	USD	977	(18,330)
Galapagos NV	22	01/17/20	USD	195.00	USD	455	(31,900)
Gilead Sciences, Inc.	254	01/17/20	USD	70.00	USD	1,650	(6,604)
Gilead Sciences, Inc.	39	01/17/20	USD	67.50	USD	253	(2,184)
Guardant Health, Inc.	19	01/17/20	USD	90.00	USD	148	(855)
HCA Healthcare, Inc.	91	01/17/20	USD	140.00	USD	1,345	(75,075)
Halozyme Therapeutics, Inc.	100	01/17/20	USD	19.00	USD	177	(1,500)
Humana, Inc.	24	01/17/20	USD	340.00	USD	880	(65,640)
Illumina, Inc.	10	01/17/20	USD	320.00	USD	332	(18,750)
Incyte Corp.	98	01/17/20	USD	87.50	USD	856	(22,540)
Intuitive Surgical, Inc.	34	01/17/20	USD	600.00	USD	2,010	(30,940)
Johnson & Johnson	127	01/17/20	USD	135.00	USD	1,853	(142,558)
LHC Group, Inc.	68	01/17/20	USD	135.00	USD	937	(31,960)
Masimo Corp.	120	01/17/20	USD	160.00	USD	1,897	(33,000)
Mirati Therapeutics, Inc.	36	01/17/20	USD	105.00	USD	464	(90,540)
MyoKardia, Inc.	70	01/17/20	USD	70.00	USD	510	(31,500)
Neurocrine Biosciences, Inc.	139	01/17/20	USD	110.00	USD	1,494	(30,580)
Nevro Corp.	51	01/17/20	USD	105.00	USD	599	(69,615)
Pfizer, Inc.	40	01/17/20	USD	38.00	USD	157	(5,620)
QIAGEN NV	104	01/17/20	USD	40.00	USD	352	(4,680)
Quest Diagnostics, Inc.	25	01/17/20	USD	103.28	USD	267	(8,642)
ResMed, Inc.	83	01/17/20	USD	150.00	USD	1,286	(50,630)
Seattle Genetics, Inc.	214	01/17/20	USD	115.00	USD	2,445	(98,440)
Silk Road Medical, Inc.	37	01/17/20	USD	40.00	USD	149	(6,382)
Teladoc Health, Inc.	71	01/17/20	USD	90.00	USD	594	(7,100)
Teleflex, Inc.	39	01/17/20	USD	340.00	USD	1,468	(143,325)
Teleflex, Inc.	40	01/17/20	USD	370.00	USD	1,506	(42,000)
Thermo Fisher Scientific, Inc.	200	01/17/20	USD	320.00	USD	6,497	(160,000)
UnitedHealth Group, Inc.	101	01/17/20	USD	290.00	USD	2,969	(86,103)
Varian Medical Systems, Inc.	87	01/17/20	USD	135.00	USD	1,235	(69,165)
Vertex Pharmaceuticals, Inc.	157	01/17/20	USD	210.00	USD	3,438	(174,270)
Zimmer Biomet Holdings, Inc.	45	01/17/20	USD	150.33	USD	674	(9,377)
Zoetis, Inc.	73	01/17/20	USD	125.00	USD	966	(56,210)
Abbott Laboratories	173	01/24/20	USD	87.00	USD	1,503	(26,988)
Acadia Healthcare Co., Inc.	21	01/24/20	USD	49.00	USD	90	(1,260)

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (continued) December 31, 2019	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Alexion Pharmaceuticals, Inc.	17	01/24/20	USD	116.00	USD	184	$(2,337)
AstraZeneca PLC	88	01/24/20	USD	50.00	USD	439	(7,040)
Biogen, Inc.	50	01/24/20	USD	317.50	USD	1,484	(8,875)
Boston Scientific Corp.	439	01/24/20	USD	45.50	USD	1,985	(32,267)
Medtronic PLC	171	01/24/20	USD	113.00	USD	1,940	(35,568)
Merck & Co., Inc.	230	01/24/20	USD	90.00	USD	2,092	(46,115)
Pfizer, Inc.	100	01/24/20	USD	38.50	USD	392	(10,950)
Pfizer, Inc.	62	01/24/20	USD	38.70	USD	243	(5,914)
Sarepta Therapeutics, Inc.	33	01/24/20	USD	135.00	USD	426	(13,860)
Zoetis, Inc.	100	01/24/20	USD	128.00	USD	1,324	(57,500)
Abbott Laboratories	399	01/31/20	USD	88.00	USD	3,466	(53,466)
Amgen, Inc.	115	01/31/20	USD	245.00	USD	2,772	(47,725)
AstraZeneca PLC	91	01/31/20	USD	50.00	USD	454	(8,872)
Becton Dickinson & Co.	17	01/31/20	USD	270.00	USD	462	(13,685)
Bristol-Myers Squibb Co.	504	01/31/20	USD	64.00	USD	3,235	(74,340)
Centene Corp.	117	01/31/20	USD	60.50	USD	736	(41,535)
Humana, Inc.	45	01/31/20	USD	375.00	USD	1,649	(26,325)
Illumina, Inc.	10	01/31/20	USD	335.00	USD	332	(14,400)
Intuitive Surgical, Inc.	36	01/31/20	USD	592.50	USD	2,128	(69,660)
Medtronic PLC	159	01/31/20	USD	115.00	USD	1,804	(20,988)
Merck & Co., Inc.	199	01/31/20	USD	92.00	USD	1,810	(22,487)
Pfizer, Inc.	127	01/31/20	USD	38.48	USD	498	(13,532)
Zimmer Biomet Holdings, Inc.	45	01/31/20	USD	150.33	USD	674	(13,252)
Zoetis, Inc.	73	01/31/20	USD	130.00	USD	966	(29,930)
Bristol-Myers Squibb Co.	23	02/07/20	USD	65.00	USD	148	(3,208)
Pfizer, Inc.	142	02/07/20	USD	39.97	USD	556	(6,457)
Pfizer, Inc.	87	02/14/20	USD	40.02	USD	341	(4,463)
Acceleron Pharma, Inc.	60	02/21/20	USD	55.00	USD	318	(27,000)
Alcon, Inc.	269	02/21/20	USD	55.00	USD	1,522	(67,923)
Allakos, Inc.	100	02/21/20	USD	135.00	USD	954	(19,500)
Allogene Therapeutics, Inc.	163	02/21/20	USD	30.00	USD	423	(11,410)
Alnylam Pharmaceuticals, Inc.	52	02/21/20	USD	125.00	USD	599	(23,140)
Arena Pharmaceuticals, Inc.	54	02/21/20	USD	50.00	USD	245	(8,829)
Baxter International, Inc.	145	02/21/20	USD	85.00	USD	1,212	(32,698)
Bristol-Myers Squibb Co.	122	02/21/20	USD	62.50	USD	783	(36,661)
Edwards Lifesciences Corp.	104	02/21/20	USD	240.00	USD	2,426	(71,240)
Eidos Therapeutics, Inc.	32	02/21/20	USD	65.00	USD	184	(8,880)
Humana, Inc.	45	02/21/20	USD	350.00	USD	1,649	(114,525)
IQVIA Holdings, Inc.	101	02/21/20	USD	155.00	USD	1,561	(48,985)
Johnson & Johnson	126	02/21/20	USD	140.00	USD	1,838	(99,855)
Johnson & Johnson	123	02/21/20	USD	145.00	USD	1,794	(54,120)
Medtronic PLC	48	02/21/20	USD	115.00	USD	545	(12,360)
Merck & Co., Inc.	230	02/21/20	USD	90.00	USD	2,092	(71,300)
Pfizer, Inc.	94	02/21/20	USD	40.00	USD	368	(5,781)
QIAGEN NV	106	02/21/20	USD	43.00	USD	358	(5,830)
Quest Diagnostics, Inc.	71	02/21/20	USD	110.00	USD	758	(10,117)
Reata Pharmaceuticals, Inc.	30	02/21/20	USD	230.00	USD	613	(21,300)
ResMed, Inc.	13	02/21/20	USD	155.00	USD	201	(9,490)
ResMed, Inc.	34	02/21/20	USD	165.00	USD	527	(11,560)
Sanofi — ADR	177	02/21/20	USD	50.47	USD	889	(22,766)
Varian Medical Systems, Inc.	71	02/21/20	USD	145.00	USD	1,008	(33,015)
Bristol-Myers Squibb Co.	25	03/20/20	USD	65.00	USD	160	(5,412)
Cerner Corp.	86	03/20/20	USD	72.50	USD	631	(30,530)

							$(4,687,347)

Put
IQVIA Holdings, Inc.	25	01/17/20	USD	140.00	USD	386	$(375)

							$(4,687,722)

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Health Sciences Trust (BME)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Avantor, Inc.	Credit Suisse International	26,000	01/06/20	USD	16.27	USD	472	$(49,961)
AstraZeneca PLC	Morgan Stanley & Co. International PLC	15,300	01/07/20	GBP	76.89	GBP	1,156	(6,659)
Wuxi Biologics Cayman, Inc.	Morgan Stanley & Co. International PLC	51,000	01/08/20	HKD	88.61	HKD	5,033	(66,193)
Convatec Group PLC	UBS AG	208,000	01/09/20	GBP	2.06	GBP	414	(3,918)
Rogers Corp.	Goldman Sachs International	4,100	01/09/20	CHF	298.86	CHF	1,290	(66,927)
Sanofi	Goldman Sachs International	6,900	01/09/20	EUR	85.70	EUR	618	(29,994)
Sanofi ADR	JPMorgan Chase Bank N.A.	3,500	01/09/20	USD	46.39	USD	176	(13,399)
Daiichi Sankyo Co. Ltd.	JPMorgan Chase Bank N.A.	4,400	01/14/20	JPY	6,942.45	JPY	31,575	(14,103)
Hansoh Pharmaceutical Group Co. Ltd.	JPMorgan Chase Bank N.A.	324,000	01/14/20	HKD	24.28	HKD	8,408	(79,144)
AstraZeneca PLC	Morgan Stanley & Co. International PLC	15,700	01/15/20	GBP	74.59	GBP	1,186	(36,897)
Amedisys, Inc.	Barclays Bank PLC	6,900	01/17/20	USD	164.75	USD	1,152	(38,080)
Daiichi Sankyo Co. Ltd.	JPMorgan Chase Bank N.A.	4,400	01/22/20	JPY	6,942.45	JPY	31,575	(16,047)
Banco Santander SA	Morgan Stanley & Co. International PLC	15,200	01/23/20	EUR	85.62	EUR	1,361	(72,760)
GlaxoSmithKline PLC	Morgan Stanley & Co. International PLC	38,900	01/23/20	GBP	17.76	GBP	690	(16,186)
Merck & Co., Inc.	Goldman Sachs International	7,000	01/23/20	EUR	106.32	EUR	736	(8,351)
WuXi AppTec Co. Ltd.	Goldman Sachs International	64,200	01/23/20	HKD	106.73	HKD	6,202	(5,755)
Genmab Sponsored ADR	Credit Suisse International	5,100	01/24/20	DKK	1,647.30	DKK	7,556	(3,288)
Stryker Corp.	Barclays Bank PLC	11,800	01/24/20	USD	205.48	USD	2,477	(74,029)
Stryker Corp.	Barclays Bank PLC	11,800	01/30/20	USD	205.48	USD	2,477	(78,679)
Convatec Group PLC	Goldman Sachs International	218,500	02/05/20	GBP	1.98	GBP	435	(20,702)
Avantor, Inc.	JPMorgan Chase Bank N.A.	27,500	02/06/20	USD	18.60	USD	499	(21,988)
Teladoc Health, Inc.	Barclays Bank PLC	7,300	02/12/20	USD	85.42	USD	611	(31,888)
BioMarin Pharmaceutical, Inc.	UBS AG	11,900	02/21/20	USD	85.57	USD	1,006	(48,955)
Tricida, Inc.	UBS AG	5,100	02/24/20	USD	40.88	USD	192	(7,680)

								$(811,583)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$685,336	$(2,214,426)	$(5,499,305)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$5,499,305	$—	$—	$—	$5,499,305

For the period ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(2,229)	$—	$—	$—	$(2,229)
Options written	—	—	(6,904,281)	—	—	—	(6,904,281)

	$—	$—	$(6,906,510)	$—	$—	$—	$(6,906,510)

(a)	Options purchased are included in net realized gain (loss) from investments.

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (continued) December 31, 2019	BlackRock Health Sciences Trust (BME)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased(a)	$—	$—	$49	$—	$—	$—	$49
Options written	—	—	(2,646,072)	—	—	—	(2,646,072)

	$—	$—	$(2,646,023)	$—	$—	$—	$(2,646,023)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$3,677,811

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$5,499,305
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(4,687,722)

Total derivative assets and liabilities subject to an MNA	$—	$811,583

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (a)
Barclays Bank PLC	$222,676	$—	$—	$—	$222,676
Credit Suisse International	53,249	—	—	—	53,249
Goldman Sachs International	131,729	—	—	—	131,729
JPMorgan Chase Bank N.A.	144,681	—	—	—	144,681
Morgan Stanley & Co. International PLC	198,695	—	—	—	198,695
UBS AG	60,553	—	—	—	60,553

	$811,583	$—	$—	$—	$811,583

(a)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Health Sciences Trust (BME)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Biotechnology	$72,993,223	$2,840,759	$2,162,166	$77,996,148
Health Care Equipment & Supplies	130,068,632	2,806,408	—	132,875,040
Health Care Providers & Services	93,326,308	—	431,098	93,757,406
Health Care Technology	4,598,986	—	—	4,598,986
Life Sciences Tools & Services	30,786,566	3,682,551		34,469,117
Pharmaceuticals	76,962,489	27,678,925	—	104,641,414
Other Interests	—	—	129,309	129,309
Short-Term Securities	3,489,138	—	—	3,489,138

Subtotal	$412,225,342	$37,008,643	$2,722,573	$451,956,558

Investments Valued at NAV(a)				253,877

Total Investments				$452,210,435

Derivative financial Instruments(b)
Liabilities:
Equity contracts	$(4,529,290)	$(970,015)	$—	$(5,499,305)

(a)	Certain investments of the Trust were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written which are shown at value.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments December 31, 2019	BlackRock Resources & Commodities Strategy Trust (BCX) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 97.6%

Chemicals — 11.4%
Albemarle Corp.	131,688	$9,618,492
CF Industries Holdings, Inc.	327,199	15,620,488
FMC Corp.(b)	256,777	25,631,480
Koninklijke DSM NV	119,358	15,605,533
Nutrien Ltd.	230,523	11,036,629
Umicore SA	333,958	16,275,105

		93,787,727

Containers & Packaging — 8.8%
Graphic Packaging Holding Co.(b)	822,160	13,688,964
International Paper Co.(a)	396,216	18,245,747
Packaging Corp. of America(b)	188,828	21,146,848
Westrock Co.(b)	457,004	19,610,041

		72,691,600

Electronic Equipment, Instruments & Components — 0.8%
Trimble, Inc.(c)	160,904	6,708,088

Food Products — 6.7%
JBS SA	2,200,208	14,111,260
Kerry Group PLC, Class A	102,466	12,769,402
Salmar ASA	165,398	8,476,017
Tyson Foods, Inc., Class A	218,186	19,863,653

		55,220,332

Machinery — 0.9%
Deere & Co.	40,395	6,998,838

Metals & Mining — 33.1%
Anglo American PLC	1,220,367	35,058,598
Barrick Gold Corp.	1,186,922	22,064,880
BHP Group PLC	1,814,999	42,532,523
First Quantum Minerals Ltd.	1,855,148	18,815,062
Franco-Nevada Corp.	136,639	14,109,525
Freeport-McMoRan, Inc.	759,184	9,960,494
Fresnillo PLC	844,741	7,164,982
Lundin Mining Corp.	3,049,792	18,225,240
Neo Lithium Corp.(c)(d)	5,113,514	1,968,932
Newcrest Mining Ltd.	389,721	8,230,507
Polyus PJSC — GDR	173,403	9,831,950
Rio Tinto PLC — ADR	230,629	13,690,138
Stelco Holdings, Inc.	1,489,537	12,514,611
Teck Resources Ltd., Class B	741,734	12,883,920
Vale SA — ADR	2,026,989	26,756,255
Wheaton Precious Metals Corp.	628,744	18,705,134

		272,512,751

Oil, Gas & Consumable Fuels — 34.8%
BP PLC — ADR	1,178,306	44,469,269
CNOOC Ltd.	9,618,000	15,993,093
ConocoPhillips(a)	287,339	18,685,655
EOG Resources, Inc.	147,942	12,391,622
Equinor ASA	643,934	12,841,504
Exxon Mobil Corp.(a)(b)	323,708	22,588,344
Gazprom PJSC — ADR	1,193,075	9,847,072
Kosmos Energy Ltd.	929,959	5,300,766
Marathon Petroleum Corp.	201,804	12,158,691
Petroleo Brasileiro SA — ADR	557,900	8,892,926
Royal Dutch Shell PLC — ADR, Class A	741,430	43,729,541
Suncor Energy, Inc.	561,099	18,390,030
TOTAL SA	863,909	47,938,749
Williams Cos., Inc.	562,575	13,344,279

		286,571,541

Security		Shares	Value

Paper & Forest Products — 0.0%
Precious Woods Holding AG(c)		20,000	$167,390

Specialty Retail — 1.1%
Tractor Supply Co.		92,625	8,654,880

Total Common Stocks — 97.6% (Cost — $700,503,701)			803,313,147

		Par (000)

Corporate Bonds — 1.7%

Metals & Mining — 1.7%
Osisko Gold Royalties Ltd., 4.00%, 12/31/22	CAD	5,652	4,399,555
Pilgangoora Operations Pty Ltd., 12.00%, 06/21/22	USD	9,000	9,581,183

Total Corporate Bonds — 1.7% (Cost — $13,511,495)			13,980,738

Total Long-Term Investments — 99.3% (Cost — $714,015,196)			817,293,885

		Shares

Short-Term Securities — 1.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%(e)(g)		13,708,365	13,708,365
SL Liquidity Series, LLC, Money Market Series, 1.80%(e)(f)(g)		183,142	183,179

Total Short-Term Securities — 1.7% (Cost — $13,891,502)			13,891,544

Total Investments Before Options Written — 101.0% (Cost — $727,906,698)			831,185,429

Options Written — (0.9)% (Premiums Received — $6,337,262)			(7,527,774)

Total Investments, Net of Options Written — 100.1% (Cost — $721,569,436)			823,657,655

Liabilities in Excess of Other Assets — (0.1)%			(903,917)

Net Assets — 100.0%			$822,753,738

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	Security, or a portion of the security, is on loan.
(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Resources & Commodities Strategy Trust (BCX)

(g)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	13,652,388	55,977	13,708,365	$13,708,365	$296,199		$36	$—
SL Liquidity Series, LLC, Money Market Series	276,499	(93,357)	183,142	183,179	53,396	(b)	—	71

				$13,891,544	$349,595		$36	$71

(a)	Includes net capital gain distributions, if applicable.
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Exxon Mobil Corp.	106	01/03/20	USD	70.00	USD	740	$(2,915)
Exxon Mobil Corp.	207	01/03/20	USD	70.50	USD	1,444	(2,484)
Petroleo Brasileiro SA — ADR	293	01/03/20	USD	16.00	USD	467	(3,076)
Tyson Foods, Inc. Class A	220	01/03/20	USD	90.50	USD	2,003	(19,250)
BP PLC — ADR	785	01/10/20	USD	40.17	USD	2,963	(221)
ConocoPhillips	423	01/10/20	USD	64.00	USD	2,751	(71,487)
EOG Resources, Inc.	87	01/10/20	USD	75.50	USD	729	(72,645)
Exxon Mobil Corp.	237	01/10/20	USD	70.50	USD	1,654	(11,020)
International Paper Co.	348	01/10/20	USD	47.50	USD	1,603	(4,002)
International Paper Co.	118	01/10/20	USD	48.00	USD	543	(767)
Teck Resources Ltd.	219	01/10/20	USD	17.50	USD	380	(6,460)
Tractor Supply Co.	105	01/10/20	USD	99.50	USD	981	(1,050)
Tyson Foods, Inc. Class A	166	01/10/20	USD	91.50	USD	1,511	(17,430)
Williams Cos., Inc.	199	01/10/20	USD	22.55	USD	472	(24,031)
Albemarle Corp.	342	01/17/20	USD	70.00	USD	2,498	(135,090)
Barrick Gold Corp.	1,654	01/17/20	USD	18.00	USD	3,075	(129,012)
CF Industries Holdings, Inc.	433	01/17/20	USD	50.00	USD	2,067	(11,691)
ConocoPhillips	180	01/17/20	USD	60.00	USD	1,171	(94,500)
Deere & Co.	46	01/17/20	USD	175.00	USD	797	(10,005)
Deere & Co.	115	01/17/20	USD	180.00	USD	1,992	(7,475)
EOG Resources, Inc.	42	01/17/20	USD	75.00	USD	352	(37,485)
Exxon Mobil Corp.	304	01/17/20	USD	70.00	USD	2,121	(28,728)
FMC Corp.	665	01/17/20	USD	100.00	USD	6,638	(108,063)
First Quantum Minerals Ltd.	1,041	01/17/20	CAD	12.00	CAD	1,371	(108,225)
Franco-Nevada Corp.	270	01/17/20	CAD	135.00	CAD	3,620	(43,560)
Freeport-McMoRan, Inc.	1,012	01/17/20	USD	12.00	USD	1,328	(120,428)
International Paper Co.	468	01/17/20	USD	47.50	USD	2,155	(12,402)
Lundin Mining Corp.	3,123	01/17/20	CAD	7.00	CAD	2,423	(185,184)
Lundin Mining Corp.	1,326	01/17/20	CAD	8.00	CAD	1,029	(9,190)
Marathon Petroleum Corp.	32	01/17/20	USD	67.50	USD	193	(320)
Nutrien Ltd.	406	01/17/20	CAD	66.00	CAD	2,524	(2,189)
Packaging Corp. of America	155	01/17/20	USD	115.00	USD	1,736	(10,462)
Petroleo Brasileiro SA — ADR	138	01/17/20	USD	17.00	USD	220	(1,242)
Petroleo Brasileiro SA — ADR	11	01/17/20	USD	16.00	USD	18	(390)
Rio Tinto PLC — ADR	584	01/17/20	USD	54.39	USD	3,467	(300,760)
Royal Dutch Shell PLC — ADR	756	01/17/20	USD	60.50	USD	4,459	(12,608)
Suncor Energy, Inc.	990	01/17/20	CAD	43.50	CAD	4,213	(9,911)
Suncor Energy, Inc.	92	01/17/20	CAD	42.00	CAD	392	(6,235)
Teck Resources Ltd.	910	01/17/20	USD	18.00	USD	1,581	(21,385)
Tractor Supply Co.	80	01/17/20	USD	97.50	USD	748	(3,600)

CONSOLIDATED SCHEDULES OF INVESTMENTS	69

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Resources & Commodities Strategy Trust (BCX)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Tyson Foods, Inc. Class A	319	01/17/20	USD	90.00	USD	2,904	$(72,573)
Vale SA — ADR	1,106	01/17/20	USD	13.50	USD	1,460	(21,014)
Westrock Co.	395	01/17/20	USD	42.50	USD	1,695	(46,413)
Williams Cos., Inc.	199	01/17/20	USD	22.55	USD	472	(25,227)
BP PLC — ADR	914	01/24/20	USD	38.50	USD	3,449	(26,963)
CF Industries Holdings, Inc.	216	01/24/20	USD	46.50	USD	1,031	(43,632)
ConocoPhillips	142	01/24/20	USD	64.00	USD	923	(32,305)
EOG Resources, Inc.	179	01/24/20	USD	78.00	USD	1,499	(113,218)
Exxon Mobil Corp.	233	01/24/20	USD	70.00	USD	1,626	(26,212)
Exxon Mobil Corp.	207	01/24/20	USD	71.00	USD	1,444	(14,076)
Freeport-McMoRan, Inc.	1,012	01/24/20	USD	14.00	USD	1,328	(20,746)
International Paper Co.	238	01/24/20	USD	47.00	USD	1,096	(12,971)
Marathon Petroleum Corp.	209	01/24/20	USD	64.00	USD	1,259	(11,390)
Petroleo Brasileiro SA — ADR	585	01/24/20	USD	16.00	USD	932	(25,155)
Royal Dutch Shell PLC — ADR, Class A	400	01/24/20	USD	59.00	USD	2,359	(33,000)
Teck Resources Ltd.	218	01/24/20	USD	17.50	USD	379	(10,900)
Teck Resources Ltd.	156	01/24/20	USD	18.00	USD	271	(4,758)
Teck Resources Ltd.	233	01/24/20	USD	18.50	USD	405	(4,077)
Tractor Supply Co.	185	01/24/20	USD	98.50	USD	1,729	(8,787)
Tyson Foods, Inc. Class A	167	01/24/20	USD	92.50	USD	1,520	(21,710)
Vale SA — ADR	1,895	01/24/20	USD	13.50	USD	2,501	(46,428)
Williams Cos., Inc.	499	01/24/20	USD	23.50	USD	1,184	(32,934)
BP PLC — ADR	1,029	01/31/20	USD	38.00	USD	3,883	(60,711)
Barrick Gold Corp.	1,653	01/31/20	USD	18.50	USD	3,073	(106,619)
CF Industries Holdings, Inc.	225	01/31/20	USD	48.00	USD	1,074	(29,363)
ConocoPhillips	187	01/31/20	USD	65.00	USD	1,216	(37,026)
ConocoPhillips	36	01/31/20	USD	63.00	USD	234	(11,610)
Freeport-McMoRan, Inc.	1,012	01/31/20	USD	14.50	USD	1,328	(17,204)
International Paper Co.	412	01/31/20	USD	47.00	USD	1,897	(35,638)
Marathon Petroleum Corp.	358	01/31/20	USD	63.50	USD	2,157	(40,275)
Petroleo Brasileiro SA — ADR	456	01/31/20	USD	16.50	USD	727	(13,680)
Royal Dutch Shell PLC — ADR, Class A	156	01/31/20	USD	58.00	USD	920	(28,080)
Teck Resources Ltd.	156	01/31/20	USD	18.00	USD	271	(6,084)
Teck Resources Ltd.	233	01/31/20	USD	18.50	USD	405	(5,708)
Vale SA — ADR	1,297	01/31/20	USD	13.50	USD	1,712	(39,559)
Vale SA — ADR	1,074	01/31/20	USD	13.00	USD	1,418	(60,681)
Williams Cos., Inc.	182	01/31/20	USD	23.50	USD	432	(13,286)
ConocoPhillips	145	02/07/20	USD	68.00	USD	943	(15,805)
Teck Resources Ltd.	841	02/07/20	USD	18.50	USD	1,461	(26,492)
BP PLC — ADR	1,202	02/21/20	USD	38.00	USD	4,536	(101,569)
Barrick Gold Corp.	1,440	02/21/20	USD	19.00	USD	2,677	(98,640)
CF Industries Holdings, Inc.	434	02/21/20	USD	47.50	USD	2,072	(95,914)
ConocoPhillips	36	02/21/20	USD	65.00	USD	234	(9,270)
EOG Resources, Inc.	283	02/21/20	USD	80.00	USD	2,370	(168,385)
Franco-Nevada Corp.	276	02/21/20	CAD	135.00	CAD	3,701	(90,332)
Nutrien Ltd.	300	02/21/20	CAD	66.00	CAD	1,865	(11,551)
Petroleo Brasileiro SA — ADR	456	02/21/20	USD	17.00	USD	727	(14,592)
Rio Tinto PLC — ADR	338	02/21/20	USD	58.75	USD	2,006	(78,676)
Trimble, Inc.	301	02/21/20	USD	40.00	USD	1,255	(87,290)
Vale SA — ADR	1,107	02/21/20	USD	14.00	USD	1,461	(30,443)
Westrock Co.	193	02/21/20	USD	45.00	USD	828	(16,405)
Williams Cos., Inc.	499	02/21/20	USD	24.00	USD	1,184	(33,184)
Williams Cos., Inc.	202	02/21/20	USD	23.31	USD	479	(22,118)

							$(3,707,657)

70	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Resources & Commodities Strategy Trust (BCX)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Graphic Packaging Holding Co.	JPMorgan Chase Bank N.A.	87,000	01/06/20	USD	15.07	USD	1,449	$(137,634)
Gazprom PJSC — ADR	Goldman Sachs International	255,000	01/07/20	USD	8.33	USD	2,104	(18,016)
Packaging Corp. of America	JPMorgan Chase Bank N.A.	15,600	01/07/20	USD	112.52	USD	1,747	(13,898)
Anglo American PLC	Morgan Stanley & Co. International PLC	91,800	01/08/20	GBP	21.06	GBP	1,991	(91,001)
BHP Group PLC	Morgan Stanley & Co. International PLC	243,900	01/08/20	GBP	17.44	GBP	4,315	(127,733)
Lundin Mining Corp.	Goldman Sachs International	63,600	01/08/20	CAD	7.44	CAD	494	(16,893)
CNOOC Ltd.	JPMorgan Chase Bank N.A.	1,738,000	01/09/20	HKD	12.90	HKD	22,524	(55,381)
Equinor ASA	Goldman Sachs International	69,100	01/09/20	NOK	182.02	NOK	12,098	(3,073)
Fresnillo PLC	Morgan Stanley & Co. International PLC	112,200	01/09/20	GBP	7.27	GBP	718	(927)
Royal Dutch Shell PLC — ADR	JPMorgan Chase Bank N.A.	63,200	01/09/20	USD	60.20	USD	3,728	(8,618)
Vale SA — ADR	JPMorgan Chase Bank N.A.	162,800	01/09/20	USD	12.98	USD	2,149	(58,587)
Anglo American PLC	Morgan Stanley & Co. International PLC	51,000	01/14/20	GBP	21.48	GBP	1,106	(37,685)
Fresnillo PLC	Morgan Stanley & Co. International PLC	5,300	01/14/20	GBP	6.60	GBP	34	(737)
TOTAL SA	Credit Suisse International	70,200	01/14/20	EUR	50.40	EUR	3,473	(5,884)
Umicore SA	UBS AG	41,550	01/14/20	EUR	40.44	EUR	1,805	(164,932)
Westrock Co.	Bank of America N.A.	62,000	01/14/20	USD	41.20	USD	2,660	(127,163)
BHP Group PLC	UBS AG	237,000	01/15/20	GBP	17.64	GBP	4,193	(112,473)
CNOOC Ltd.	JPMorgan Chase Bank N.A.	296,000	01/15/20	HKD	11.50	HKD	3,836	(56,503)
Gazprom PJSC — ADR	Goldman Sachs International	255,100	01/15/20	USD	7.79	USD	2,105	(120,611)
Graphic Packaging Holding Co.	Credit Suisse International	4,700	01/15/20	USD	16.66	USD	78	(1,049)
Graphic Packaging Holding Co.	JPMorgan Chase Bank N.A.	78,500	01/15/20	USD	16.77	USD	1,307	(13,915)
Graphic Packaging Holding Co.	UBS AG	18,600	01/15/20	USD	16.26	USD	310	(8,812)
Salmar ASA	Goldman Sachs International	33,000	01/15/20	NOK	464.05	NOK	14,847	(20,797)
Statoil ASA	UBS AG	23,100	01/15/20	NOK	170.09	NOK	4,044	(15,563)
Trimble, Inc.	JPMorgan Chase Bank N.A.	34,200	01/15/20	USD	41.19	USD	1,426	(36,663)
Statoil ASA	Credit Suisse International	114,000	01/21/20	NOK	181.33	NOK	19,959	(15,510)
Umicore SA	UBS AG	41,550	01/21/20	EUR	40.44	EUR	1,805	(178,225)
Anglo American PLC	Morgan Stanley & Co. International PLC	258,600	01/22/20	GBP	21.00	GBP	5,609	(335,308)
JBS SA	Morgan Stanley & Co. International PLC	577,000	01/22/20	USD	28.02	USD	14,887	(41,515)
Koninkilijke DSM NV	Goldman Sachs International	23,200	01/22/20	EUR	120.25	EUR	2,704	(10,696)
TOTAL SA	Credit Suisse International	60,500	01/22/20	EUR	49.35	EUR	2,993	(34,064)
TOTAL SA	Credit Suisse International	52,300	01/22/20	EUR	49.00	EUR	2,587	(39,390)
Kerry Group PLC, Class A	Citibank N.A.	27,700	01/23/20	EUR	112.41	EUR	3,077	(67,894)
Kerry Group PLC, Class A	Goldman Sachs International	13,300	01/24/20	EUR	119.65	EUR	1,478	(4,180)
Graphic Packaging Holding Co.	Bank of America N.A.	91,900	01/27/20	USD	16.73	USD	1,530	(25,228)
Lundin Mining Corp.	Credit Suisse International	112,000	01/27/20	CAD	7.50	CAD	869	(33,119)
Packaging Corp. of America	Barclays Bank PLC	44,400	01/27/20	USD	113.72	USD	4,972	(89,632)
Statoil ASA	Goldman Sachs International	46,000	01/29/20	NOK	170.23	NOK	8,054	(35,196)
Suncor Energy, Inc.	Citibank N.A.	64,500	01/29/20	CAD	42.21	CAD	2,745	(45,916)
TOTAL SA	UBS AG	66,700	01/29/20	EUR	47.44	EUR	3,300	(156,014)
Umicore SA	UBS AG	18,300	01/29/20	EUR	43.16	EUR	795	(50,648)
Suncor Energy, Inc.	Goldman Sachs International	12,700	02/03/20	CAD	43.47	CAD	541	(4,689)
Fresnillo PLC	UBS AG	220,400	02/04/20	GBP	5.83	GBP	1,411	(190,214)
Koninkilijke DSM NV	Morgan Stanley & Co. International PLC	24,500	02/04/20	EUR	115.66	EUR	2,856	(93,119)
TOTAL SA	Goldman Sachs International	72,000	02/04/20	EUR	47.70	EUR	3,562	(148,103)
Westrock Co.	Bank of America N.A.	62,000	02/04/20	USD	41.20	USD	2,660	(158,373)
Anglo American PLC	UBS AG	86,700	02/05/20	GBP	22.34	GBP	1,881	(49,223)
BHP Group PLC	UBS AG	245,000	02/05/20	GBP	18.52	GBP	4,334	(64,129)
CNOOC Ltd.	JPMorgan Chase Bank N.A.	1,813,000	02/05/20	HKD	12.72	HKD	23,496	(141,204)
FMC Corp.	Credit Suisse International	36,200	02/05/20	USD	102.19	USD	3,613	(54,899)
Royal Dutch Shell PLC — ADR	JPMorgan Chase Bank N.A.	102,100	02/05/20	USD	59.49	USD	6,022	(93,447)
Statoil ASA	Goldman Sachs International	46,100	02/05/20	NOK	177.65	NOK	8,071	(16,969)
JBS SA	Credit Suisse International	303,000	02/06/20	USD	26.74	USD	7,817	(73,496)
Umicore SA	UBS AG	32,200	02/06/20	EUR	43.99	EUR	1,399	(84,698)
Petroleo Brasileiro SA — ADR	Bank of America N.A.	29,200	02/07/20	USD	16.10	USD	465	(15,712)
Lundin Mining Corp.	Credit Suisse International	104,000	02/10/20	CAD	7.73	CAD	807	(24,151)
TOTAL SA	Goldman Sachs International	23,800	02/11/20	EUR	50.07	EUR	1,177	(15,557)
Suncor Energy, Inc.	Morgan Stanley & Co. International PLC	39,000	02/12/20	CAD	43.47	CAD	1,660	(11,232)
Albemarle Corp.	JPMorgan Chase Bank N.A.	18,400	02/13/20	USD	75.65	USD	1,344	(44,080)
Lundin Mining Corp.	Credit Suisse International	103,700	02/18/20	CAD	7.87	CAD	805	(25,627)

CONSOLIDATED SCHEDULES OF INVESTMENTS	71

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Resources & Commodities Strategy Trust (BCX)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Lundin Mining Corp.	Citibank N.A.	196,000	02/25/20	CAD	7.99	CAD	1,521	$(45,186)
Lundin Mining Corp.	Citibank N.A.	196,000	03/03/20	CAD	7.99	CAD	1,521	(48,926)

								$(3,820,117)

Balances Reported in the Consolidated Statement of Assets and Liabilities for Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$1,372,077	$(2,562,589)	$(7,527,774)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options Written
Options written, at value	$—	$—	$7,527,774	$—	$—	$—	$7,527,774

For the period ended December 31, 2019, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(12,845)	$—	$—	$—	(12,845)
Options written			573,394				573,394

	$—	$—	$560,549	$—	$—	$—	$560,549

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased(b)	$—	$—	$(3,011)	$—	$—	$—	$(3,011)
Options written	—	—	(5,446,682)	—	—	—	(5,446,682)

	$—	$—	$(5,449,693)	$—	$—	$—	$(5,449,693)

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$356
Average value of option contracts written	$9,330,972

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

72	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Resources & Commodities Strategy Trust (BCX)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$7,527,774
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(3,707,657)

Total derivative assets and liabilities subject to an MNA	$—	$3,820,117

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$326,476	$—	$—	$—	$326,476
Barclays Bank PLC	89,632	—	—	—	89,632
Citibank N.A.	207,922	—	(35,934)	—	171,988
Credit Suisse International	307,189	—	(307,189)	—	—
Goldman Sachs International	414,780	—	(414,780)	—	—
JPMorgan Chase Bank N.A.	659,930	—	(659,930)	—	—
Morgan Stanley & Co. International PLC	739,257	—	(739,257)	—	—
UBS AG	1,074,931	—	(1,074,931)	—	—

	$3,820,117	$—	$(3,232,021)	$—	$588,096

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Chemicals	$61,907,089	$31,880,638	$—	$93,787,727
Containers & Packaging	72,691,600	—	—	72,691,600
Electronic Equipment, Instruments & Components	6,708,088	—	—	6,708,088
Food Products	46,744,315	8,476,017	—	55,220,332
Machinery	6,998,838	—	—	6,998,838
Metals & Mining	179,526,141	92,986,610	—	272,512,751
Oil, Gas & Consumable Fuels	199,951,123	86,620,418	—	286,571,541
Paper & Forest Products	—	167,390	—	167,390
Specialty Retail	8,654,880	—	—	8,654,880
Corporate Bonds	4,399,555	9,581,183	—	13,980,738
Short-Term Securities	13,708,365	—	—	13,708,365

Subtotal	$601,289,994	$229,712,256	$—	$831,002,250

Investments Valued at NAV(a)				183,179

Total Investments				$831,185,429

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(3,544,775)	$(3,982,999)	$—	$(7,527,774)

(a)	Certain investments of the Trust were fair valued using (“NAV”) per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.

CONSOLIDATED SCHEDULES OF INVESTMENTS	73

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Resources & Commodities Strategy Trust (BCX)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or rend of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Total
Assets:
Opening Balance, as of December 31, 2018	$15,030,251	$1,578,600	$16,608,851
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	(9,184,456)	90,000	(9,094,456)
Net change in unrealized appreciation (depreciation)(a)(b)	6,561,855	221,400	6,783,255
Purchases	—	—	—
Sales	(12,407,650)	(1,890,000)	(14,297,650)

Closing Balance, as of December 31, 2019	$—	$—	$—

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019(b)	$—	$—	$—

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to consolidated financial statements.

74	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 93.2%

Banks — 0.6%
Klarna Holdings AB, (Acquired 08/07/19, cost $3,966,981)(a)(b)	17,130	$4,433,223

Capital Markets — 0.2%
XP, Inc., Class A(c)	46,609	1,795,379

Communications Equipment — 0.6%
Viavi Solutions, Inc.(c)(d)	285,197	4,277,955

Diversified Consumer Services — 1.7%
Arco Platform Ltd., Class A(c)	178,434	7,886,783
TAL Education Group — ADR(c)(d)	91,547	4,412,565

		12,299,348

Diversified Financial Services — 0.4%
TransferWise, (Acquired 06/03/19, cost $2,471,478)(a)(b)	27,945	2,819,930

Diversified Telecommunication Services — 0.6%
Bandwidth, Inc., Class A(c)(d)	70,077	4,488,432

Electronic Equipment, Instruments & Components — 3.7%
Keysight Technologies, Inc.(c)(d)	48,994	5,028,254
Murata Manufacturing Co. Ltd.	73,900	4,548,439
Samsung Electro-Mechanics Co. Ltd.	33,360	3,588,237
Sunny Optical Technology Group Co. Ltd.	433,600	7,512,600
Yageo Corp.	457,000	6,658,030

		27,335,560

Entertainment — 3.2%
Activision Blizzard, Inc.(d)	112,280	6,671,678
NetEase, Inc. — ADR(d)	14,651	4,492,583
Netflix, Inc.(c)(d)	15,909	5,147,675
Roku, Inc.(c)(d)	54,506	7,298,353

		23,610,289

Health Care Technology — 1.1%
Ping An Healthcare and Technology Co. Ltd.(c)(e)	499,378	3,644,806
Teladoc Health, Inc.(c)(d)	56,786	4,754,124

		8,398,930

Interactive Media & Services — 11.2%
Alphabet, Inc., Class A(c)(d)	18,684	25,025,163
Facebook, Inc., Class A(c)(d)	50,531	10,371,488
IAC/InterActiveCorp.(c)(d)	26,427	6,583,230
Kakao Corp.(c)	38,281	5,070,110
Pinterest, Inc., Class A(c)(d)	132,688	2,473,304
Snap, Inc., Class A(c)(d)	307,882	5,027,713
Tencent Holdings Ltd.	423,900	20,421,859
Yandex NV, Class A(c)(d)	189,418	8,237,789

		83,210,656

Internet & Direct Marketing Retail — 10.0%
Alibaba Group Holding Ltd. — ADR(c)(d)	125,013	26,515,257
Amazon.com, Inc.(c)(d)	12,480	23,061,043
Delivery Hero SE(c)(e)	105,963	8,398,545
Ensogo Ltd.(c)(b)	173,282	1
Jasper Infotech Private Ltd., Series I, (Acquired 08/08/15, cost $1,998,435)(a)(b)	1,054	265,661
Meituan Dianping, Class B(c)	627,396	8,197,647
MercadoLibre, Inc.(c)(d)	14,121	8,076,365

		74,514,519

IT Services — 18.2%
Adyen NV(c)(e)	5,501	4,525,098
Endava PLC, ADR(c)	74,433	3,468,578
GMO Payment Gateway, Inc.	83,300	5,704,492
Mastercard, Inc., Class A(d)	78,207	23,351,828

Security	Shares	Value

IT Services (continued)
MongoDB, Inc.(c)(d)	29,217	$3,845,249
Network International Holdings PLC(c)(e)	518,898	4,392,617
Okta, Inc.(c)(d)	70,468	8,129,893
Pagseguro Digital Ltd., Class A (c)(d)	145,697	4,977,010
PayPal Holdings, Inc.(c)(d)	108,079	11,690,905
Shopify, Inc., Class A(c)(d)	24,001	9,542,318
Square, Inc., Class A(c)(d)	151,049	9,449,625
StoneCo Ltd., Class A(c)(d)	164,056	6,544,194
TRAX Ltd., (Acquired 09/12/19, cost $4,000,013)(a)(b)	106,667	3,979,746
Twilio, Inc., Class A(c)(d)	105,410	10,359,695
Tyro Payments Ltd.(c)	469,990	1,160,950
Visa, Inc., Class A(d)	109,303	20,538,034
Wix.com Ltd.(c)(d)	31,495	3,854,358

		135,514,590

Professional Services — 0.6%
HeadHunter Group PLC, ADR	197,029	4,226,272

Road & Rail — 0.3%
Uber Technologies, Inc.(c)(d)	85,473	2,541,967

Semiconductors & Semiconductor Equipment — 14.2%
Advanced Micro Devices, Inc.(c)(d)	259,135	11,883,931
ASML Holding NV	38,455	11,384,850
Cree, Inc.(c)(d)	117,709	5,432,270
Inphi Corp.(c)(d)	87,198	6,454,396
Lam Research Corp.(d)	37,918	11,087,223
Marvell Technology Group Ltd.(d)	370,758	9,847,333
Micron Technology, Inc.(c)(d)	123,884	6,662,482
Monolithic Power Systems, Inc.(d)	30,837	5,489,603
ON Semiconductor Corp.(c)(d)	159,846	3,897,045
Silicon Laboratories, Inc.(c)(d)	38,269	4,438,439
Skyworks Solutions, Inc.(d)	41,063	4,963,695
SOITEC(c)	77,629	8,195,762
STMicroelectronics NV	273,979	7,392,120
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR(d)	147,934	8,594,965

		105,724,114

Software — 23.0%
Adobe, Inc.(c)(d)	45,768	15,094,744
Altium Ltd.	203,034	4,947,161
Aspen Technology, Inc.(c)(d)	32,593	3,941,471
Atlassian Corp. PLC, Class A(c)(d)	49,029	5,900,150
Autodesk, Inc.(c)(d)	38,191	7,006,521
Avalara, Inc.(c)(d)	87,853	6,435,232
Cadence Design Systems, Inc.(c)(d)	56,636	3,928,273
Coupa Software, Inc.(c)(d)	49,253	7,203,251
Crowdstrike Holdings, Inc., Class A(c)(d)	45,670	2,277,563
Elastic NV(c)(d)	40,881	2,628,648
Fair Isaac Corp.(c)(d)	13,437	5,034,575
Kingdee International Software Group Co. Ltd.	4,483,000	4,484,970
Microsoft Corp.(d)	235,864	37,195,753
RingCentral, Inc., Class A(c)(d)	38,010	6,411,147
salesforce.com, Inc.(c)(d)	98,923	16,088,837
ServiceNow, Inc.(c)(d)	30,117	8,502,631
Smartsheet, Inc., Class A(c)(d)	58,280	2,617,938
SVMK, Inc.(c)(d)	199,985	3,573,732
TeamViewer AG(c)	253,980	9,082,273
Xero Ltd.(c)	114,004	6,404,927
Zendesk, Inc.(c)(d)	73,677	5,645,868
Zoom Video Communications, Inc., Class A(c)(d)	39,443	2,683,702
Zscaler, Inc.(c)(d)	81,950	3,810,675

		170,900,042

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (continued) December 31, 2019	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 3.5%
Apple, Inc.(d)	89,009	$26,137,493

Total Common Stocks — 93.1% (Cost — $324,361,105)		692,228,699

Preferred Stocks — 6.4%

Diversified Financial Services — 0.4%
TransferWise (Seed Preferred), (Acquired 06/03/19, cost $849,295), 0.00%(a)(b)	9,603	969,039
TransferWise, Series A, (Acquired 06/03/19, cost $1,004,242), 0.00%(a)(b)	11,355	1,145,833
TransferWise, Series B, (Acquired 06/03/19, cost $288,408), 0.00%(a)(b)	3,261	329,068
TransferWise, Series C, (Acquired 06/03/19, cost $161,315), 0.00%(a)(b)	1,824	184,060
TransferWise, Series D, (Acquired 06/03/19, cost $44,579), 0.00%(a)(b)	504	50,859
TransferWise, Series E, (Acquired 06/03/19, cost $4,688), 0.00%(a)(b)	53	5,348

		2,684,207

Internet & Direct Marketing Retail — 0.5%
Postmates, Inc., Series F, (Acquired 01/08/19, Cost $3,130,001), 0.00%(a)(b)	392,275	3,357,874

IT Services — 0.9%
Ant Financial, Series A-18 (Acquired 05/18/18, $6,492,863), 0.00%(a)(b)	1,157,373	6,863,222

Road & Rail — 1.5%
FlixMobility GmbH, Series F (Acquired 07/26/19, $5,479,356), 0.00%(a)(b)	275	5,524,918
Xiaoju Kuaizhi, Inc.,(a)(b): Series A-17 (Acquired 07/28/15, cost $3,016,964), 0.00%	110,003	5,602,453

		11,127,371

Semiconductors & Semiconductor Equipment — 0.8%
Innovium, Inc., Series E (Acquired 08/21/19, $3,000,003), 0.00%(a)(b)	353,478	3,046,980
Psiquantum Corp., Series C (Acquired 09/09/19, $3,200,234), 0.00%(a)(b)	690,003	3,194,714

		6,241,694

Software — 2.3%
C3 AI, Inc., Series H (Acquired 08/14/19, cost $7,129,478), 0.00%(a)(b)	1,415,000	7,131,600
Databricks, Inc., Series F, (Acquired 10/22/19, cost $3,999,999), 0.00%(a)(b)	93,135	4,000,148
GitLab, Inc., Series E (Acquired 09/10/19, cost $2,915,501), 0.00%(a)(b)	156,500	2,870,210

Security	Shares	Value

Software (continued)
Unqork, Inc., Series B (Acquired 09/19/19, $3,198,416), 0.00%(a)(b)	7,027	$3,211,690

		17,213,648

Total Preferred Stocks — 6.4% (Cost — $43,915,342)		47,488,016

Warrants — 0.1%

IT Services — 0.1%
TRAX Ltd., (Acquired 09/12/19, cost $0)(a)(b)	17,065	19,454

Total Warrants — 0.1% (Cost — $—)		19,454

Total Long-Term Investments — 99.6% (Cost — $368,276,447)		739,736,169

Short-Term Securities — 1.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%(f)(g)	8,881,516	8,881,516

Total Short-Term Securities — 1.2% (Cost — $8,881,516)		8,881,516

Total Investments Before Options Written — 100.8% (Cost — $377,157,963)		748,617,685

Options Written — (1.4)% (Premiums Received — $7,482,654)		(10,388,743)

Total Investments, Net of Options Written — 99.4% (Cost — $369,675,309)		738,228,942

Other Assets Less Liabilities — 0.6%		4,442,576

Net Assets — 100.0%		$742,671,518

(a)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $59,006,029, representing 7.9% of its net assets as of period end, and an original cost of $56,352,249.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Non-income producing security.
(d)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Annualized 7-day yield as of period end.

(g)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,738,937	4,142,579	8,881,516	$8,881,516	$90,006		$4	$—
SL Liquidity Series, LLC, Money Market Series(b)	1,710,252	(1,710,252)	—	—	416,427	(c)	(117)	167

				$8,881,516	$506,433		$(113)	$167

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Trust.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

76	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Science and Technology Trust (BST)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Alphabet, Inc.	6	01/03/20	USD	1,290.00	USD	804	$(29,310)
Marvell Technology Group Ltd.	162	01/03/20	USD	26.50	USD	430	(4,212)
Mastercard, Inc.	38	01/03/20	USD	295.00	USD	1,135	(15,295)
ServiceNow, Inc.	29	01/03/20	USD	285.00	USD	819	(3,117)
Snap, Inc.	77	01/03/20	USD	16.50	USD	126	(1,078)
Visa, Inc.	7	01/03/20	USD	187.50	USD	132	(787)
Zoom Video Communications, Inc.	52	01/03/20	USD	80.00	USD	354	(780)
Adobe, Inc.	63	01/10/20	USD	310.00	USD	2,078	(128,520)
Advanced Micro Devices, Inc.	89	01/10/20	USD	39.00	USD	408	(61,855)
Alibaba Group Holding Ltd. — ADR	70	01/10/20	USD	205.00	USD	1,485	(57,050)
Crowdstrike Holdings, Inc.	90	01/10/20	USD	58.50	USD	449	(1,800)
Facebook, Inc.	78	01/10/20	USD	197.50	USD	1,601	(66,300)
Marvell Technology Group Ltd.	85	01/10/20	USD	26.50	USD	226	(4,547)
Mastercard, Inc.	39	01/10/20	USD	297.50	USD	1,165	(14,235)
Micron Technology, Inc.	140	01/10/20	USD	54.00	USD	753	(14,840)
Microsoft Corp.	49	01/10/20	USD	152.50	USD	773	(26,705)
NetEase, Inc.	14	01/10/20	USD	324.05	USD	429	(1,015)
Okta, Inc.	82	01/10/20	USD	120.00	USD	946	(9,430)
ServiceNow, Inc.	54	01/10/20	USD	280.00	USD	1,525	(32,130)
Twilio, Inc., Class A	138	01/10/20	USD	106.75	USD	1,356	(3,662)
Visa, Inc.	61	01/10/20	USD	185.00	USD	1,146	(23,180)
salesforce.com, Inc.	71	01/10/20	USD	162.50	USD	1,155	(14,732)
Activision Blizzard, Inc.	176	01/17/20	USD	55.00	USD	1,046	(82,280)
Adobe, Inc.	43	01/17/20	USD	305.00	USD	1,418	(111,693)
Advanced Micro Devices, Inc.	185	01/17/20	USD	40.00	USD	848	(113,313)
Advanced Micro Devices, Inc.	155	01/17/20	USD	37.00	USD	711	(139,113)
Alibaba Group Holding Ltd. — ADR	69	01/17/20	USD	190.00	USD	1,463	(156,113)
Alphabet, Inc.	9	01/17/20	USD	1,360.00	USD	1,205	(8,730)
Amazon.com, Inc.	17	01/17/20	USD	1,810.00	USD	3,141	(95,243)
Aspen Technology, Inc.	62	01/17/20	USD	125.00	USD	750	(6,510)
Atlassian Corp. PLC, Class A	100	01/17/20	USD	125.00	USD	1,203	(23,000)
Atlassian Corp. PLC, Class A	38	01/17/20	USD	130.00	USD	457	(4,275)
Autodesk, Inc.	60	01/17/20	USD	170.00	USD	1,101	(86,700)
Avalara, Inc.	155	01/17/20	USD	75.00	USD	1,135	(28,675)
Bandwidth, Inc., Class A	111	01/17/20	USD	60.00	USD	711	(57,165)
Cadence Design Systems, Inc.	15	01/17/20	USD	70.00	USD	104	(1,650)
Coupa Software, Inc.	92	01/17/20	USD	140.00	USD	1,346	(84,180)
Cree, Inc.	199	01/17/20	USD	50.00	USD	918	(5,771)
Cree, Inc.	111	01/17/20	USD	45.00	USD	512	(22,977)
Crowdstrike Holdings, Inc.	132	01/17/20	USD	60.00	USD	658	(2,640)
Elastic NV	104	01/17/20	USD	70.00	USD	669	(4,940)
Facebook, Inc.	20	01/17/20	USD	205.00	USD	411	(8,200)
Fair Isaac Corp.	26	01/17/20	USD	370.00	USD	974	(26,650)
IAC/InterActiveCorp.	49	01/17/20	USD	230.00	USD	1,221	(98,245)
Inphi Corp.	156	01/17/20	USD	80.00	USD	1,155	(5,850)
Keysight Technologies, Inc.	93	01/17/20	USD	115.00	USD	954	(930)
Lam Research Corp.	60	01/17/20	USD	285.00	USD	1,754	(68,700)
Marvell Technology Group Ltd.	84	01/17/20	USD	27.00	USD	223	(4,032)
MercadoLibre, Inc.	26	01/17/20	USD	560.00	USD	1,487	(57,720)
MercadoLibre, Inc.	35	01/17/20	USD	520.00	USD	2,002	(191,100)
Micron Technology, Inc.	177	01/17/20	USD	50.00	USD	952	(73,455)
MongoDB, Inc.	54	01/17/20	USD	130.00	USD	711	(31,050)
MongoDB, Inc.	39	01/17/20	USD	140.00	USD	513	(7,020)
Monolithic Power Systems, Inc.	52	01/17/20	USD	180.00	USD	926	(16,380)
NetEase, Inc.	40	01/17/20	USD	296.55	USD	1,227	(55,400)

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (continued) December 31, 2019	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Netflix, Inc.	23	01/17/20	USD	310.00	USD	744	$(38,755)
ON Semiconductor Corp.	294	01/17/20	USD	23.00	USD	717	(46,305)
ON Semiconductor Corp.	75	01/17/20	USD	25.00	USD	183	(3,000)
Okta, Inc.	104	01/17/20	USD	125.00	USD	1,200	(7,800)
Pagseguro Digital Ltd.	257	01/17/20	USD	40.00	USD	878	(1,927)
PayPal Holdings, Inc.	153	01/17/20	USD	110.00	USD	1,655	(18,742)
Pinterest, Inc., Class A	239	01/17/20	USD	22.00	USD	445	(1,195)
RingCentral, Inc.	61	01/17/20	USD	180.00	USD	1,029	(5,185)
Roku, Inc.	70	01/17/20	USD	155.00	USD	937	(11,970)
SVMK, Inc.	187	01/17/20	USD	17.50	USD	334	(14,025)
ServiceNow, Inc.	30	01/17/20	USD	280.00	USD	847	(22,950)
Shopify, Inc.	58	01/17/20	USD	320.00	USD	2,306	(455,010)
Shopify, Inc.	7	01/17/20	USD	375.00	USD	278	(20,230)
Silicon Laboratories, Inc.	70	01/17/20	USD	115.00	USD	812	(23,450)
Skyworks Solutions, Inc.	65	01/17/20	USD	105.00	USD	786	(104,650)
Smartsheet, Inc., Class A	53	01/17/20	USD	50.00	USD	238	(1,590)
Snap, Inc.	77	01/17/20	USD	17.00	USD	126	(2,233)
Square, Inc.	125	01/17/20	USD	65.00	USD	782	(10,375)
StoneCo Ltd., Class A	252	01/17/20	USD	36.00	USD	1,005	(107,100)
StoneCo Ltd., Class A	203	01/17/20	USD	42.00	USD	810	(12,180)
TAL Education Group	170	01/17/20	USD	47.00	USD	819	(33,575)
Taiwan Semiconductor Manufacturing Co. Ltd.	42	01/17/20	USD	53.27	USD	244	(21,102)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	218	01/17/20	USD	60.00	USD	1,267	(13,080)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	35	01/17/20	USD	52.00	USD	203	(21,503)
Teladoc Health, Inc.	104	01/17/20	USD	90.00	USD	871	(10,400)
Twilio, Inc., Class A	207	01/17/20	USD	105.00	USD	2,034	(19,769)
Uber Technologies, Inc.	142	01/17/20	USD	32.00	USD	422	(3,905)
Viavi Solutions, Inc.	405	01/17/20	USD	16.00	USD	608	(2,632)
Visa, Inc.	152	01/17/20	USD	190.00	USD	2,856	(23,788)
Wix.com Ltd.	78	01/17/20	USD	130.00	USD	955	(4,680)
Wix.com Ltd.	69	01/17/20	USD	125.00	USD	844	(13,282)
Yandex NV, Class A	74	01/17/20	USD	36.00	USD	322	(58,090)
Zendesk, Inc.	61	01/17/20	USD	77.50	USD	467	(10,980)
Zoom Video Communications, Inc.	75	01/17/20	USD	75.00	USD	510	(1,687)
Zoom Video Communications, Inc.	15	01/17/20	USD	70.00	USD	102	(1,912)
Zscaler, Inc.	305	01/17/20	USD	47.00	USD	1,418	(45,750)
salesforce.com, Inc.	128	01/17/20	USD	170.00	USD	2,082	(5,952)
Activision Blizzard, Inc.	96	01/24/20	USD	56.50	USD	570	(33,600)
Adobe, Inc.	32	01/24/20	USD	322.50	USD	1,055	(36,160)
Advanced Micro Devices, Inc.	309	01/24/20	USD	43.00	USD	1,417	(116,648)
Alibaba Group Holding Ltd. — ADR	131	01/24/20	USD	210.00	USD	2,779	(84,823)
Apple, Inc.	84	01/24/20	USD	262.50	USD	2,467	(269,430)
Atlassian Corp. PLC, Class A	159	01/24/20	USD	127.00	USD	1,913	(51,675)
Autodesk, Inc.	27	01/24/20	USD	177.50	USD	495	(22,545)
Autodesk, Inc.	11	01/24/20	USD	187.50	USD	202	(3,003)
Coupa Software, Inc.	83	01/24/20	USD	157.50	USD	1,214	(15,977)
Lam Research Corp.	40	01/24/20	USD	280.00	USD	1,170	(63,300)
Marvell Technology Group Ltd.	84	01/24/20	USD	27.00	USD	223	(5,124)
Marvell Technology Group Ltd.	154	01/24/20	USD	27.50	USD	409	(6,699)
Mastercard, Inc.	40	01/24/20	USD	295.00	USD	1,194	(29,200)
Microsoft Corp.	470	01/24/20	USD	152.50	USD	7,412	(280,825)
Netflix, Inc.	32	01/24/20	USD	342.50	USD	1,035	(25,840)
Okta, Inc.	18	01/24/20	USD	125.00	USD	208	(2,160)
PayPal Holdings, Inc.	150	01/24/20	USD	109.00	USD	1,623	(29,400)
Roku, Inc.	176	01/24/20	USD	157.50	USD	2,357	(37,136)
Snap, Inc.	257	01/24/20	USD	15.50	USD	420	(29,555)
Snap, Inc.	272	01/24/20	USD	16.00	USD	444	(22,576)
StoneCo Ltd., Class A	164	01/24/20	USD	41.50	USD	654	(15,990)
Twilio, Inc., Class A	160	01/24/20	USD	103.00	USD	1,572	(28,000)
Uber Technologies, Inc.	157	01/24/20	USD	30.00	USD	467	(16,485)
Yandex NV, Class A	74	01/24/20	USD	40.50	USD	322	(24,420)
Zoom Video Communications, Inc.	75	01/24/20	USD	67.00	USD	510	(23,250)

78	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
salesforce.com, Inc.	82	01/24/20	USD	162.50	USD	1,334	$(28,085)
Marvell Technology Group Ltd.	251	01/30/20	USD	26.50	USD	667	(25,014)
Activision Blizzard, Inc.	141	01/31/20	USD	61.00	USD	838	(15,439)
Adobe, Inc.	22	01/31/20	USD	330.00	USD	726	(16,885)
Advanced Micro Devices, Inc.	129	01/31/20	USD	42.00	USD	592	(68,370)
Alibaba Group Holding Ltd. — ADR	58	01/31/20	USD	220.00	USD	1,230	(17,168)
Alphabet, Inc.	22	01/31/20	USD	1,357.50	USD	2,947	(47,410)
Amazon.com, Inc.	19	01/31/20	USD	1,845.00	USD	3,511	(115,710)
Apple, Inc.	20	01/31/20	USD	280.00	USD	587	(37,050)
Autodesk, Inc.	24	01/31/20	USD	180.00	USD	440	(17,520)
Autodesk, Inc.	11	01/31/20	USD	187.50	USD	202	(3,712)
Cree, Inc.	101	01/31/20	USD	46.50	USD	466	(25,200)
Crowdstrike Holdings, Inc.	74	01/31/20	USD	52.50	USD	369	(16,095)
Facebook, Inc.	79	01/31/20	USD	205.00	USD	1,621	(61,225)
Lam Research Corp.	32	01/31/20	USD	307.50	USD	936	(16,640)
Marvell Technology Group Ltd.	161	01/31/20	USD	27.50	USD	428	(9,016)
Mastercard, Inc.	40	01/31/20	USD	295.00	USD	1,194	(37,600)
MercadoLibre, Inc.	31	01/31/20	USD	590.00	USD	1,773	(40,145)
Micron Technology, Inc.	116	01/31/20	USD	53.00	USD	624	(30,044)
Okta, Inc.	222	01/31/20	USD	125.00	USD	2,561	(38,295)
PayPal Holdings, Inc.	76	01/31/20	USD	110.00	USD	822	(20,786)
Pinterest, Inc., Class A	212	01/31/20	USD	19.50	USD	395	(11,130)
Roku, Inc.	51	01/31/20	USD	140.00	USD	683	(37,358)
Snap, Inc.	154	01/31/20	USD	16.00	USD	251	(15,400)
Square, Inc.	311	01/31/20	USD	67.00	USD	1,946	(25,813)
StoneCo Ltd., Class A	245	01/31/20	USD	41.50	USD	977	(30,013)
Twilio, Inc., Class A	29	01/31/20	USD	106.00	USD	285	(4,524)
Yandex NV, Class A	350	01/31/20	USD	43.50	USD	1,522	(48,125)
Zscaler, Inc.	227	01/31/20	USD	47.00	USD	1,056	(47,670)
salesforce.com, Inc.	65	01/31/20	USD	165.00	USD	1,057	(18,297)
Viavi Solutions, Inc.	406	02/03/20	USD	16.01	USD	609	(6,831)
Marvell Technology Group Ltd.	162	02/06/20	USD	27.50	USD	430	(10,923)
Advanced Micro Devices, Inc.	88	02/21/20	USD	40.00	USD	404	(63,360)
Alibaba Group Holding Ltd. — ADR	42	02/21/20	USD	205.00	USD	891	(54,705)
Alibaba Group Holding Ltd. — ADR	67	02/21/20	USD	210.00	USD	1,421	(66,833)
Amazon.com, Inc.	7	02/21/20	USD	1,810.00	USD	1,293	(64,978)
Apple, Inc.	54	02/21/20	USD	275.00	USD	1,586	(127,845)
Apple, Inc.	20	02/21/20	USD	280.00	USD	587	(40,150)
Atlassian Corp. PLC, Class A	23	02/21/20	USD	125.00	USD	277	(12,420)
Avalara, Inc.	155	02/21/20	USD	80.00	USD	1,135	(51,925)
Bandwidth, Inc., Class A	142	02/21/20	USD	65.00	USD	910	(66,030)
Elastic NV	105	02/21/20	USD	70.00	USD	675	(19,425)
IAC/InterActiveCorp.	43	02/21/20	USD	241.75	USD	1,071	(73,884)
Inphi Corp.	149	02/21/20	USD	73.75	USD	1,103	(57,177)
Keysight Technologies, Inc.	92	02/21/20	USD	105.00	USD	944	(34,960)
Marvell Technology Group Ltd.	154	02/21/20	USD	28.00	USD	409	(10,934)
MongoDB, Inc.	97	02/21/20	USD	135.00	USD	1,277	(69,840)
Okta, Inc.	37	02/21/20	USD	120.00	USD	427	(18,315)
Pagseguro Digital Ltd.	360	02/21/20	USD	35.00	USD	1,230	(79,200)
Pinterest, Inc., Class A	13	02/21/20	USD	20.00	USD	24	(1,267)
RingCentral, Inc.	10	02/21/20	USD	180.00	USD	169	(5,000)
RingCentral, Inc.	61	02/21/20	USD	175.00	USD	1,029	(41,480)
Roku, Inc.	57	02/21/20	USD	145.00	USD	763	(61,275)
Shopify, Inc.	10	02/21/20	USD	390.00	USD	398	(33,900)
Shopify, Inc.	81	02/21/20	USD	455.00	USD	3,220	(83,835)
Skyworks Solutions, Inc.	86	02/21/20	USD	100.00	USD	1,040	(190,060)
Smartsheet, Inc., Class A	96	02/21/20	USD	45.00	USD	431	(29,280)
Square, Inc.	92	02/21/20	USD	70.00	USD	576	(7,682)
TAL Education Group	150	02/21/20	USD	49.00	USD	723	(36,375)
Twilio, Inc., Class A	151	02/21/20	USD	105.00	USD	1,484	(63,043)
Yandex NV, Class A	166	02/21/20	USD	41.00	USD	722	(61,420)
Zendesk, Inc.	196	02/21/20	USD	82.50	USD	1,502	(44,590)

							$(7,183,541)

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (continued) December 31, 2019	BlackRock Science and Technology Trust (BST)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Altium Ltd.	JPMorgan Chase Bank N.A.	18,700	01/07/20	AUD	33.57	AUD	649	$(16,570)
Arco Platform Ltd., Class A	JPMorgan Chase Bank N.A.	11,000	01/07/20	USD	44.32	USD	486	(10,328)
Delivery Hero AG	Citibank N.A.	26,600	01/07/20	EUR	43.22	EUR	1,880	(818,987)
Endava PLC	JPMorgan Chase Bank N.A.	4,300	01/07/20	USD	40.36	USD	200	(26,881)
Kakao Corp.	Goldman Sachs International	7,000	01/07/20	KRW	142,773.66	KRW	1,074,500	(65,314)
Monolithic Power Systems, Inc.	Citibank N.A.	5,800	01/07/20	USD	164.76	USD	1,033	(77,548)
StoneCo Ltd. Class A	JPMorgan Chase Bank N.A.	20,200	01/07/20	USD	41.45	USD	806	(7,267)
Adyen NV	Morgan Stanley & Co. International PLC	1,300	01/08/20	EUR	654.22	EUR	950	(115,709)
Altium Ltd.	Goldman Sachs International	37,400	01/08/20	AUD	34.85	AUD	1,299	(15,637)
Elastic NV	Citibank N.A.	7,000	01/08/20	USD	77.83	USD	450	(64)
Endava PLC	Credit Suisse International	2,200	01/08/20	USD	44.73	USD	103	(4,756)
HeadHunter Group PLC	Citibank N.A.	24,200	01/08/20	USD	20.56	USD	519	(27,577)
Ping An Healthcare and Technology Co. Ltd.	Morgan Stanley & Co. International PLC	92,000	01/08/20	HKD	59.06	HKD	5,232	(11,124)
SVMK, Inc.	Barclays Bank PLC	5,100	01/08/20	USD	17.87	USD	91	(1,888)
SVMK, Inc.	JPMorgan Chase Bank N.A.	9,400	01/08/20	USD	17.85	USD	168	(3,601)
Smartsheet, Inc., Class A	Citibank N.A.	5,400	01/08/20	USD	43.35	USD	243	(11,617)
Sunny Optical Technology Group Co. Ltd.	JPMorgan Chase Bank N.A.	46,800	01/08/20	HKD	132.82	HKD	6,318	(25,162)
Murata Manufacturing Co. Ltd.	BNP Paribas S.A.	15,500	01/09/20	JPY	6,309.39	JPY	104,563	(55,332)
STMicroelectronics NV	Goldman Sachs International	70,600	01/09/20	EUR	21.96	EUR	1,698	(166,670)
Samsung Electro-Mechanics Co. Ltd.	Morgan Stanley & Co. International PLC	11,400	01/09/20	KRW	114,533.94	KRW	1,425,000	(103,967)
Sunny Optical Technology Group Co. Ltd.	UBS AG	44,500	01/09/20	HKD	138.53	HKD	6,008	(9,867)
Yageo Corp.	Morgan Stanley & Co. International PLC	82,000	01/09/20	USD	334.73	USD	35,812	(277,472)
Wix.com Ltd.	Citibank N.A.	7,700	01/10/20	USD	124.17	USD	942	(11,997)
SOITEC	Goldman Sachs International	6,200	01/14/20	EUR	106.70	EUR	584	(257)
Arco Platform Ltd., Class A	Barclays Bank PLC	23,200	01/15/20	USD	45.58	USD	1,025	(20,799)
Cadence Design Systems, Inc.	Citibank N.A.	9,100	01/15/20	USD	68.22	USD	631	(21,650)
Endava PLC	Barclays Bank PLC	8,700	01/15/20	USD	48.34	USD	405	(5,595)
GMO Payment Gateway, Inc.	Goldman Sachs International	15,000	01/15/20	JPY	7,518.48	JPY	112,200	(34,274)
Kakao Corp.	JPMorgan Chase Bank N.A.	550	01/15/20	KRW	153,000.00	KRW	84,425	(1,463)
Kingdee International Software Group Co. Ltd.	Goldman Sachs International	624,000	01/15/20	HKD	8.26	HKD	4,867	(3,770)
Meituan Dianping	JPMorgan Chase Bank N.A.	112,700	01/15/20	HKD	108.82	HKD	11,475	(13,169)
TeamViewer AG	Morgan Stanley & Co. International PLC	32,000	01/15/20	EUR	29.62	EUR	1,020	(81,503)
Yageo Corp.	JPMorgan Chase Bank N.A.	43,200	01/15/20	USD	391.11	USD	18,867	(66,460)
Endava PLC	JPMorgan Chase Bank N.A.	5,000	01/21/20	USD	47.07	USD	233	(6,712)
Adyen NV	Credit Suisse International	1,900	01/22/20	EUR	672.59	EUR	1,389	(130,798)
Cadence Design Systems, Inc.	Citibank N.A.	9,100	01/22/20	USD	68.22	USD	631	(24,113)
SOITEC	Morgan Stanley & Co. International PLC	6,200	01/22/20	EUR	106.70	EUR	584	(918)
ASML Holding NV	Morgan Stanley & Co. International PLC	8,500	01/23/20	EUR	269.58	EUR	2,243	(36,671)
Adyen NV	Citibank N.A.	500	01/23/20	EUR	735.62	EUR	366	(8,596)
Altium Ltd.	Goldman Sachs International	7,841	01/23/20	AUD	37.12	AUD	272	(1,601)
GMO Payment Gateway, Inc.	JPMorgan Chase Bank N.A.	11,200	01/23/20	JPY	7,655.71	JPY	83,776	(25,973)
Meituan Dianping	Goldman Sachs International	85,100	01/23/20	HKD	109.11	HKD	8,665	(15,483)
Ping An Healthcare and Technology Co. Ltd.	Morgan Stanley & Co. International PLC	65,300	01/23/20	HKD	58.76	HKD	3,714	(18,354)
SVMK, Inc.	Barclays Bank PLC	5,100	01/23/20	USD	17.87	USD	91	(3,223)
SVMK, Inc.	JPMorgan Chase Bank N.A.	9,400	01/23/20	USD	17.77	USD	168	(6,496)
Xero Ltd.	Goldman Sachs International	21,000	01/23/20	AUD	83.13	AUD	1,681	(19,413)
Network International Holdings PLC	Citibank N.A.	191,300	01/24/20	GBP	5.90	GBP	1,222	(130,297)
Silicon Laboratories, Inc.	Citibank N.A.	6,300	01/24/20	USD	118.64	USD	731	(21,466)
Tencent Holdings Ltd.	JPMorgan Chase Bank N.A.	74,300	01/24/20	HKD	339.90	HKD	27,892	(341,697)
Aspen Technology, Inc.	Barclays Bank PLC	5,600	01/27/20	USD	123.22	USD	677	(17,601)
Kakao Corp.	Goldman Sachs International	550	01/28/20	KRW	153,000.00	KRW	84,425	(1,964)
SOITEC	UBS AG	8,100	01/28/20	EUR	117.42	EUR	762	(323)
SVMK, Inc.	JPMorgan Chase Bank N.A.	10,200	01/28/20	USD	18.00	USD	182	(6,581)
Kingdee International Software Group Co. Ltd.	Goldman Sachs International	577,000	01/29/20	HKD	8.44	HKD	4,501	(5,124)
ON Semiconductor Corp.	JPMorgan Chase Bank N.A.	19,000	01/29/20	USD	24.56	USD	463	(15,019)
Viavi Solutions, Inc.	Citibank N.A.	22,000	01/30/20	USD	15.04	USD	330	(9,466)
Arco Platform Ltd., Class A	JPMorgan Chase Bank N.A.	14,000	01/31/20	USD	48.87	USD	619	(8,666)
Snap, Inc., Class A	UBS AG	27,300	01/31/20	USD	15.89	USD	446	(29,000)
Delivery Hero AG	Goldman Sachs International	10,500	02/05/20	EUR	68.50	EUR	742	(52,700)
Endava PLC	Bank of America N.A.	5,000	02/05/20	USD	47.97	USD	233	(7,310)
Xero Ltd.	Goldman Sachs International	19,000	02/05/20	AUD	83.80	AUD	1,521	(21,629)
Kingdee International Software Group Co. Ltd.	JPMorgan Chase Bank N.A.	368,000	02/06/20	HKD	8.19	HKD	2,870	(7,306)

80	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Science and Technology Trust (BST)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
SOITEC	Credit Suisse International	8,100	02/06/20	EUR	121.28	EUR	762	$(331)
SVMK, Inc.	Citibank N.A.	15,000	02/06/20	USD	18.65	USD	268	(11,374)
Endava PLC	Barclays Bank PLC	800	02/12/20	USD	48.32	USD	37	(1,219)
Teladoc Health, Inc.	Barclays Bank PLC	10,000	02/12/20	USD	85.42	USD	837	(43,683)
Tencent Holdings Ltd.	JPMorgan Chase Bank N.A.	74,100	02/12/20	HKD	388.93	HKD	27,817	(46,679)
Arco Platform Ltd., Class A	JPMorgan Chase Bank N.A.	14,000	02/13/20	USD	48.87	USD	619	(13,141)

								$(3,205,202)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$1,898,756	$(4,804,845)	$(10,388,743)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$10,388,743	$—	$—	$—	$10,388,743

For the period ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(15,344)	$—	$—	$—	$(15,344)
Options written	—	—	(19,500,509)	—	—	—	(19,500,509)

	$—	$—	$(19,515,853)	$—	$—	$—	$(19,515,853)

(a) Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(6,133,637)	$—	$—	$—	$(6,133,637)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$1,628
Average value of option contracts written	$8,465,665

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$10,388,743
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(7,183,541)

Total derivative assets and liabilities subject to an MNA	$—	$3,205,202

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (continued) December 31, 2019	BlackRock Science and Technology Trust (BST)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$7,310	$—	$—	$—	$7,310
Barclays Bank PLC	94,008	—	—	—	94,008
BNP Paribas S.A.	55,332	—	—	—	55,332
Citibank N.A.	1,174,752	—	—	(960,000)	214,752
Credit Suisse International	135,885	—	—	(20,000)	115,885
Goldman Sachs International	403,836	—	—	(403,836)	—
JPMorgan Chase Bank N.A.	649,171	—	—	(649,171)	—
Morgan Stanley & Co. International PLC	645,718	—	—	(440,000)	205,718
UBS AG	39,190	—	—	(39,190)	—

	$3,205,202	$—	$—	$(2,512,197)	$693,005

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Banks	$—	$—	$4,433,223	$4,433,223
Capital Markets	1,795,379	—	—	1,795,379
Communications Equipment	4,277,955	—	—	4,277,955
Diversified Consumer Services	12,299,348	—	—	12,299,348
Diversified Financial Services	—	—	2,819,930	2,819,930
Diversified Telecommunication Services	4,488,432	—	—	4,488,432
Electronic Equipment, Instruments & Components	5,028,254	22,307,306	—	27,335,560
Entertainment	23,610,289	—	—	23,610,289
Health Care Technology	4,754,124	3,644,806	—	8,398,930
Interactive Media & Services	57,718,687	25,491,969	—	83,210,656
Internet & Direct Marketing Retail	57,652,665	16,596,192	265,662	74,514,519
IT Services	116,912,637	14,622,207	3,979,746	135,514,590
Professional Services	4,226,272	—	—	4,226,272
Road & Rail	2,541,967	—	—	2,541,967
Semiconductors & Semiconductor Equipment	78,751,382	26,972,732	—	105,724,114
Software	155,062,984	15,837,058	—	170,900,042
Technology Hardware, Storage & Peripherals	26,137,493	—	—	26,137,493
Preferred Stocks	—	—	47,488,016	47,488,016
Warrants	—	—	19,454	19,454
Short-Term Securities	8,881,516	—	—	8,881,516

	$564,139,384	$125,472,270	$59,006,031	$748,617,685

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(6,907,031)	$(3,481,712)	$—	$(10,388,743)

(a)	Derivative financial instruments are options written. Options written are shown at value.

82	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Science and Technology Trust (BST)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Warrants	Total
Assets:
Opening balance, as of December 31, 2018	$211,760	$15,491,176	$—	$15,702,936
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	848,329	591,372	19,454	1,459,155
Purchases	10,438,472	34,405,516	—	44,843,988
Sales	—	(3,000,048)	—	(3,000,048)

Closing Balance, as of December 31, 2019	$11,498,561	$47,488,016	$19,454	$59,006,031

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019(b)	$848,329	$1,640,603	$19,454	$2,508,386

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $1. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets:
Common Stocks	$11,498,560	Market	Revenue Multiple	4.86x – 12.50x	8.09x
			Volatility	34%	—
			Time to Exit	3.0	—
Preferred Stocks(b)(c)	47,488,016	Market	Revenue Multiple	4.00x – 15.50x	7.84x
			EBITDA Multiple	15.00x	—
			Volatility	32% – 66%	44%
			Time to Exit	2.6 – 5.0	3.6
			Recent Transactions	—	—
		Income	Discount Rate	15%	—
Warrants	19,454	Market	Revenue Multiple	4.86x	—
			Volatility	34%	—
			Time to Exit	3.0	—

	$59,006,030

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period ended December 31, 2019, the valuation technique for investments classified as Preferred Stocks amounting to $6,863,222 changed to a hybrid of a Current Value Method and Discounted Cash Flow Method. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

(c)

For the period ended December 31, 2019, the valuation technique for investments classified as Preferred Stocks amounting to $5,602,453 changed to Transaction Price approach. The investments were previously valued utilizing Current Value Method. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	83

Schedule of Investments December 31, 2019	BlackRock Science and Technology Trust II (BSTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 89.5%

Automobiles — 1.3%
Tesla, Inc.(a)(b)	51,796	$21,667,821

Banks — 1.1%
Klarna Holdings AB, (Acquired 08/07/19, cost $16,335,486)(c)(d)	70,539	18,255,407

Capital Markets — 1.0%
ChaSerg Technology Acquisition Corp.(a)(e)	980,000	10,593,800
XP, Inc., Class A (a)	141,138	5,436,636

		16,030,436

Communications Equipment — 2.2%
Acacia Communications, Inc.(a)	144,009	9,765,250
Lumentum Holdings, Inc. (a)(e)	217,936	17,282,325
Viavi Solutions, Inc.(a)	593,929	8,908,935

		35,956,510

Diversified Consumer Services — 2.8%
Afya Ltd., Class A(a)(e)	510,830	13,853,709
Arco Platform Ltd., Class A(a)	378,459	16,727,888
New Oriental Education & Technology Group, Inc. — ADR(a)	125,047	15,161,949

		45,743,546

Diversified Telecommunication Services — 0.5%
Bandwidth, Inc., Class A(a)	133,045	8,521,532

Electronic Equipment, Instruments & Components — 5.5%
Keysight Technologies, Inc.(a)	147,594	15,147,572
Murata Manufacturing Co. Ltd.	274,000	16,864,307
Samsung Electro-Mechanics Co. Ltd.	114,664	12,333,383
Sunny Optical Technology Group Co. Ltd.	1,436,300	24,885,485
Yageo Corp.	1,454,000	21,183,318

		90,414,065

Entertainment — 3.2%
Activision Blizzard, Inc.	362,759	21,555,140
NetEase, Inc. — ADR(b)	55,299	16,956,885
Roku, Inc.(a)(b)	105,863	14,175,056

		52,687,081

Health Care Technology — 2.1%
Livongo Health, Inc.(a)(e)	250,164	6,269,110
Ping An Healthcare and Technology Co. Ltd.(a)(f)	2,000,600	14,601,762
Teladoc Health, Inc.(a)	154,611	12,944,033

		33,814,905

Hotels, Restaurants & Leisure — 1.2%
Luckin Coffee, Inc., ADR(a)(e)	487,817	19,200,477

Interactive Media & Services — 5.0%
IAC/InterActiveCorp.(a)(b)	59,770	14,889,305
Kakao Corp.(a)	160,676	21,280,664
Pinterest, Inc., Class A(a)	457,182	8,521,872
Snap, Inc., Class A(a)(e)	1,257,022	20,527,169
Yandex NV, Class A(a)	373,538	16,245,168

		81,464,178

Internet & Direct Marketing Retail — 6.7%
Delivery Hero SE(a)(f)	334,164	26,485,578
Farfetch Ltd., Class A(a)(e)	1,225,993	12,689,028
Meituan Dianping, Class B(a)	1,433,400	18,729,012
MercadoLibre, Inc.(a)(b)	28,105	16,074,374
RealReal, Inc.(a)	374,505	7,059,419
Trainline PLC(a)(f)	2,114,672	14,322,274
Zalando SE (a)(f)	271,500	13,691,780

		109,051,465

Security	Shares	Value

IT Services — 16.0%
Adyen NV(a)(f)	17,419	$14,328,792
Endava PLC, ADR(a)	219,008	10,205,773
EPAM Systems, Inc.(a)(b)(e)	59,682	12,662,133
GDS Holdings Ltd. — ADR(a)(e)	430,461	22,203,178
Global Payments, Inc.(b)	84,922	15,503,360
GMO Payment Gateway, Inc.	319,700	21,893,469
MongoDB, Inc.(a)(e)	73,941	9,731,375
Network International Holdings PLC(a)(f)	2,055,528	17,400,621
Okta, Inc.(a)(e)	127,495	14,709,098
Pagseguro Digital Ltd., Class A(a)(e)	271,959	9,290,119
Shopify, Inc., Class A(a)(b)(e)	51,524	20,484,912
Square, Inc., Class A(a)	337,910	21,139,650
StoneCo Ltd., Class A(a)	294,113	11,732,168
TRAX Ltd., (Acquired 09/12/19, cost $10,999,988)(c)(d)	293,333	10,944,254
Twilio, Inc., Class A(a)(e)	204,646	20,112,609
Tyro Payments Ltd.(a)	1,969,640	4,865,326
Wirecard AG(e)	94,197	11,358,533
Wix.com Ltd.(a)	102,561	12,551,415

		261,116,785

Multiline Retail — 1.3%
Magazine Luiza SA	1,877,085	22,257,925

Professional Services — 0.6%
CoStar Group, Inc.(a)(b)	18,025	10,784,358

Semiconductors & Semiconductor Equipment — 18.2%
Advanced Micro Devices, Inc.(a)	521,352	23,909,203
BE Semiconductor Industries NV	237,950	9,237,944
Cree, Inc.(a)(e)	338,798	15,635,528
Ichor Holdings Ltd.(a)(e)	429,730	14,297,117
Inphi Corp.(a)	231,200	17,113,424
Lasertec Corp.	434,600	22,040,738
MACOM Technology Solutions Holdings, Inc.(a)	620,343	16,501,124
Marvell Technology Group Ltd.	837,960	22,256,218
Micron Technology, Inc.(a)	389,616	20,953,548
MKS Instruments, Inc.	104,784	11,527,288
Monolithic Power Systems, Inc.(b)	80,700	14,366,214
ON Semiconductor Corp.(a)(e)	627,161	15,290,185
Silicon Laboratories, Inc.(a)	133,312	15,461,526
Skyworks Solutions, Inc.	182,305	22,037,028
SOITEC SA(a)	168,756	17,816,590
STMicroelectronics NV	808,731	21,820,053
Win Semiconductors Corp.	1,774,000	17,480,086

		297,743,814

Software — 20.8%
Alteryx, Inc., Class A(a)(e)	102,680	10,275,188
Altium Ltd.	606,973	14,789,608
Anaplan, Inc. (a)	347,924	18,231,218
Aspen Technology, Inc.(a)	82,859	10,020,139
Atlassian Corp. PLC, Class A(a)	105,176	12,656,880
Avalara, Inc.(a)	164,003	12,013,220
Cadence Design Systems, Inc.(a)(e)	277,132	19,221,876
Cloudflare, Inc., Class A(a)	283,122	4,830,061
Coupa Software, Inc.(a)	73,772	10,789,155
Crowdstrike Holdings, Inc., Class A(a)(e)	143,601	7,161,382
Elastic NV(a)	171,421	11,022,370
Fair Isaac Corp.(a)(b)	41,965	15,723,446
Five9, Inc.(a)	187,174	12,274,871
Kingdee International Software Group Co. Ltd.	12,322,000	12,327,416
Linx SA, ADR(a)(e)	1,529,503	13,398,446
RIB Software SE(e)	322,760	8,138,188
RingCentral, Inc., Class A(a)	105,479	17,791,143
Smartsheet, Inc., Class A(a)(e)	244,161	10,967,712
Splunk, Inc.(a)(e)	105,703	15,831,138

84	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Science and Technology Trust II (BSTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
SVMK, Inc.(a)(e)	670,257	$11,977,493
TeamViewer AG(a)	645,634	23,087,739
Trade Desk, Inc., Class A(a)(b)	41,122	10,682,673
Weimob, Inc.(a)(e)(f)	20,125,000	8,754,095
Xero Ltd.(a)	246,720	13,861,123
Zendesk, Inc.(a)	167,148	12,808,551
Zoom Video Communications, Inc., Class A(a)(e)	123,162	8,379,942
Zscaler, Inc.(a)(e)	279,115	12,978,847

		339,993,920

Total Common Stocks — 89.5% (Cost — $1,312,612,621)		1,464,704,225

Preferred Stocks — 5.6%

Road & Rail — 1.1%
FlixMobility GmbH, Series F (Acquired 07/26/19, $16,936,192), 0.00%(c)(d)	850	17,077,019

Semiconductors & Semiconductor Equipment — 1.1%
Innovium, Inc., Series E (Acquired 08/21/19 , $8,999,992), 0.00%(c)(d)	1,060,432	9,140,924
Psiquantum Corp., Series C (Acquired 09/09/19 , $9,101,310), 0.00%(c)(d)	1,962,335	9,085,611

		18,226,535

Software — 3.4%
C3 AI, Inc., Series H (Acquired 08/14/19, cost $24,890,190), 0.00%(c)(d)	4,940,000	24,897,600
Databricks, Inc., Series F, (Acquired 10/22/19, cost $13,200,019), 0.00%(c)(d)	307,346	13,200,511
GitLab, Inc., Series E (Acquired 09/10/19 , $11,670,984), 0.00%(c)(d)	626,482	11,489,680
Unqork, Inc., Series B (Acquired 09/19/19 , $6,801,016), 0.00%(c)(d)	14,942	6,829,241

		56,417,032

Total Preferred Stocks — 5.6% (Cost — $91,599,703)		91,720,586

Warrants — 0.0%

IT Services — 0.0%
TRAX Ltd., (Acquired 09/12/19, cost $0)(c)(d)	46,928	53,498

Total Warrants — 0.0% (Cost — $— )		53,498

Total Long-Term Investments — 95.1% (Cost — $1,404,212,324)		1,556,478,309

Security	Shares	Value

Short-Term Securities — 10.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%(g)(i)	96,230,373	$96,230,373
SL Liquidity Series, LLC, Money Market Series, 1.80%(g)(h)(i)	66,908,133	66,921,514

Total Short-Term Securities — 10.0% (Cost — $163,151,887)		163,151,887

Total Investments Before Options Written — 105.1% (Cost — $1,567,364,211)		1,719,630,196

Options Written — (1.3)% (Premiums Received — $14,797,471)		(21,364,251)

Total Investments, Net of Options Written — 103.8% (Cost — $1,552,566,740)		1,698,265,945

Liabilities in Excess of Other Assets — (3.8)%		(62,299,960)

Net Assets — 100.0%		$1,635,965,985

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $120,973,745 representing 7.4% of its net assets as of period end, and an original cost of $118,935,177.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Security, or a portion of the security, is on loan.
(f)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	Annualized 7-day yield as of period end.
(h)	Security was purchased with the cash collateral from loaned securities.

(i)

During the period ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	96,230,373	96,230,373	$96,230,373	$4,189,240		$102	$—
SL Liquidity Series, LLC, Money Market Series	66,908,133	66,908,133	66,921,514	1,122,071	(b)	(5,353)	—

			$163,151,887	$5,311,311		$(5,251)	$—

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (continued) December 31, 2019	BlackRock Science and Technology Trust II (BSTZ)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Marvell Technology Group Ltd.	366	01/03/20	USD	26.50	USD	972	$(9,516)
Snap, Inc., Class A	491	01/03/20	USD	16.50	USD	802	(6,874)
Zoom Video Communications, Inc., Class A	59	01/03/20	USD	80.00	USD	401	(885)
Advanced Micro Devices, Inc.	133	01/10/20	USD	39.00	USD	610	(92,435)
Crowdstrike Holdings, Inc., Class A	90	01/10/20	USD	58.50	USD	449	(1,800)
Farfetch Ltd., Class A	1,000	01/10/20	USD	10.07	USD	1,035	(60,189)
Marvell Technology Group Ltd.	165	01/10/20	USD	26.50	USD	438	(8,827)
Micron Technology, Inc.	340	01/10/20	USD	54.00	USD	1,829	(36,040)
NetEase, Inc. — ADR	6	01/10/20	USD	324.05	USD	184	(435)
Okta, Inc.	177	01/10/20	USD	120.00	USD	2,042	(20,355)
Tesla, Inc.	33	01/10/20	USD	350.00	USD	1,380	(227,618)
Trade Desk, Inc., Class A	20	01/10/20	USD	270.00	USD	520	(7,900)
Twilio, Inc., Class A	68	01/10/20	USD	106.75	USD	668	(1,805)
Activision Blizzard, Inc.	174	01/17/20	USD	55.00	USD	1,034	(81,345)
Advanced Micro Devices, Inc.	235	01/17/20	USD	40.00	USD	1,078	(143,938)
Advanced Micro Devices, Inc.	215	01/17/20	USD	37.00	USD	986	(192,963)
Afya Ltd., Class A	760	01/17/20	USD	28.25	USD	2,061	(47,005)
Alteryx, Inc., Class A	256	01/17/20	USD	105.00	USD	2,562	(50,560)
Anaplan, Inc.	275	01/17/20	USD	52.50	USD	1,441	(48,813)
Anaplan, Inc.	275	01/17/20	USD	55.00	USD	1,441	(22,000)
Aspen Technology, Inc.	125	01/17/20	USD	125.00	USD	1,512	(13,125)
Atlassian Corp. PLC, Class A	67	01/17/20	USD	125.00	USD	806	(15,410)
Atlassian Corp. PLC, Class A	277	01/17/20	USD	130.00	USD	3,333	(31,163)
Avalara, Inc.	205	01/17/20	USD	75.00	USD	1,502	(37,925)
Bandwidth, Inc., Class A	149	01/17/20	USD	60.00	USD	954	(76,735)
Cadence Design Systems, Inc.	184	01/17/20	USD	70.00	USD	1,276	(20,240)
CoStar Group, Inc.	23	01/17/20	USD	580.00	USD	1,376	(61,065)
CoStar Group, Inc.	23	01/17/20	USD	600.00	USD	1,376	(31,970)
Coupa Software, Inc.	368	01/17/20	USD	140.00	USD	5,382	(336,720)
Cree, Inc.	216	01/17/20	USD	50.00	USD	997	(6,264)
Cree, Inc.	18	01/17/20	USD	45.00	USD	83	(3,726)
Crowdstrike Holdings, Inc., Class A	689	01/17/20	USD	60.00	USD	3,436	(13,780)
EPAM Systems, Inc.	71	01/17/20	USD	210.00	USD	1,506	(41,180)
EPAM Systems, Inc.	78	01/17/20	USD	220.00	USD	1,655	(13,260)
Elastic NV	406	01/17/20	USD	70.00	USD	2,611	(19,285)
Fair Isaac Corp.	41	01/17/20	USD	370.00	USD	1,536	(42,025)
Farfetch Ltd., Class A	2,000	01/17/20	USD	11.00	USD	2,070	(65,000)
Five9, Inc.	270	01/17/20	USD	65.00	USD	1,771	(62,775)
GDS Holdings Ltd. — ADR	296	01/17/20	USD	47.00	USD	1,527	(143,560)
Global Payments, Inc.	106	01/17/20	USD	185.00	USD	1,935	(19,875)
IAC/InterActiveCorp.	75	01/17/20	USD	230.00	USD	1,868	(150,375)
Ichor Holdings Ltd.	125	01/17/20	USD	35.00	USD	416	(8,437)
Inphi Corp.	307	01/17/20	USD	80.00	USD	2,272	(11,512)
Keysight Technologies, Inc.	174	01/17/20	USD	115.00	USD	1,786	(1,740)
Livongo Health, Inc.	281	01/17/20	USD	30.00	USD	704	(4,215)
Luckin Coffee, Inc., ADR	240	01/17/20	USD	29.00	USD	945	(254,400)
Luckin Coffee, Inc., ADR	214	01/17/20	USD	32.00	USD	842	(172,270)
Lumentum Holdings, Inc.	210	01/17/20	USD	75.00	USD	1,665	(112,350)
MACOM Technology Solutions Holdings, Inc.	1,550	01/17/20	USD	26.65	USD	4,123	(149,685)
MKS Instruments, Inc.	120	01/17/20	USD	120.00	USD	1,320	(3,300)
MKS Instruments, Inc.	54	01/17/20	USD	110.00	USD	594	(16,200)
MKS Instruments, Inc.	69	01/17/20	USD	115.00	USD	759	(7,072)
Marvell Technology Group Ltd.	165	01/17/20	USD	27.00	USD	438	(7,920)
MercadoLibre, Inc.	12	01/17/20	USD	560.00	USD	686	(26,640)
MercadoLibre, Inc.	68	01/17/20	USD	520.00	USD	3,889	(371,280)

86	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Science and Technology Trust II (BSTZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Micron Technology, Inc.	292	01/17/20	USD	50.00	USD	1,570	$(121,180)
MongoDB, Inc.	6	01/17/20	USD	130.00	USD	79	(3,450)
MongoDB, Inc.	219	01/17/20	USD	140.00	USD	2,882	(39,420)
Monolithic Power Systems, Inc.	74	01/17/20	USD	180.00	USD	1,317	(23,310)
NetEase, Inc. — ADR	128	01/17/20	USD	296.55	USD	3,925	(177,280)
New Oriental Education & Technology Group, Inc. — ADR	312	01/17/20	USD	130.00	USD	3,783	(17,160)
ON Semiconductor Corp.	109	01/17/20	USD	23.00	USD	266	(17,167)
ON Semiconductor Corp.	134	01/17/20	USD	25.00	USD	327	(5,360)
Pagseguro Digital Ltd., Class A	401	01/17/20	USD	40.00	USD	1,370	(3,007)
Pinterest, Inc., Class A	221	01/17/20	USD	22.00	USD	412	(1,105)
RingCentral, Inc., Class A	145	01/17/20	USD	180.00	USD	2,446	(12,325)
Roku, Inc.	161	01/17/20	USD	155.00	USD	2,156	(27,531)
SVMK, Inc.	230	01/17/20	USD	17.50	USD	411	(17,250)
Shopify, Inc., Class A	182	01/17/20	USD	320.00	USD	7,236	(1,427,790)
Shopify, Inc., Class A	4	01/17/20	USD	375.00	USD	159	(11,560)
Silicon Laboratories, Inc.	120	01/17/20	USD	115.00	USD	1,392	(40,200)
Skyworks Solutions, Inc.	286	01/17/20	USD	105.00	USD	3,457	(460,460)
Smartsheet, Inc., Class A	198	01/17/20	USD	50.00	USD	889	(5,940)
Snap, Inc., Class A	491	01/17/20	USD	17.00	USD	802	(14,239)
Splunk, Inc	103	01/17/20	USD	140.00	USD	1,543	(109,695)
Square, Inc., Class A	411	01/17/20	USD	65.00	USD	2,571	(34,113)
StoneCo Ltd., Class A	278	01/17/20	USD	36.00	USD	1,109	(118,150)
StoneCo Ltd., Class A	388	01/17/20	USD	42.00	USD	1,548	(23,280)
Teladoc Health, Inc.	74	01/17/20	USD	90.00	USD	620	(7,400)
Tesla, Inc.	38	01/17/20	USD	370.00	USD	1,590	(194,370)
Tesla, Inc.	13	01/17/20	USD	355.00	USD	544	(84,370)
Twilio, Inc., Class A	493	01/17/20	USD	105.00	USD	4,845	(47,082)
Viavi Solutions, Inc.	465	01/17/20	USD	16.00	USD	698	(3,022)
Wix.com Ltd.	188	01/17/20	USD	130.00	USD	2,301	(11,280)
Wix.com Ltd.	290	01/17/20	USD	125.00	USD	3,549	(55,825)
Yandex NV, Class A	465	01/17/20	USD	36.00	USD	2,022	(365,025)
Zendesk, Inc.	247	01/17/20	USD	77.50	USD	1,893	(44,460)
Zoom Video Communications, Inc., Class A	309	01/17/20	USD	75.00	USD	2,102	(6,952)
Zoom Video Communications, Inc., Class A	65	01/17/20	USD	70.00	USD	442	(8,287)
Zscaler, Inc.	1,485	01/17/20	USD	47.00	USD	6,905	(222,750)
Activision Blizzard, Inc.	327	01/24/20	USD	56.50	USD	1,943	(114,450)
Advanced Micro Devices, Inc.	232	01/24/20	USD	43.00	USD	1,064	(87,580)
Coupa Software, Inc.	37	01/24/20	USD	157.50	USD	541	(7,122)
Cree, Inc.	316	01/24/20	USD	48.00	USD	1,458	(30,968)
Luckin Coffee, Inc., ADR	200	01/24/20	USD	31.50	USD	787	(174,000)
Lumentum Holdings, Inc.	308	01/24/20	USD	78.00	USD	2,442	(112,420)
Marvell Technology Group Ltd.	166	01/24/20	USD	27.00	USD	441	(10,126)
Marvell Technology Group Ltd.	218	01/24/20	USD	27.50	USD	579	(9,483)
Okta, Inc.	122	01/24/20	USD	125.00	USD	1,408	(14,640)
Roku, Inc.	297	01/24/20	USD	157.50	USD	3,977	(62,667)
Snap, Inc., Class A	273	01/24/20	USD	15.50	USD	446	(31,395)
Snap, Inc., Class A	452	01/24/20	USD	16.00	USD	738	(37,516)
Square, Inc., Class A	57	01/24/20	USD	147.00	USD	854	(34,200)
StoneCo Ltd., Class A	387	01/24/20	USD	41.50	USD	1,544	(37,733)
Tesla, Inc.	12	01/24/20	USD	367.50	USD	502	(65,940)
Tesla, Inc.	7	01/24/20	USD	405.00	USD	293	(18,305)
Trade Desk, Inc., Class A	47	01/24/20	USD	252.50	USD	1,221	(76,375)
Twilio, Inc., Class A	140	01/24/20	USD	103.00	USD	1,376	(24,500)
Yandex NV, Class A	346	01/24/20	USD	40.50	USD	1,505	(114,180)
Zoom Video Communications, Inc., Class A	309	01/24/20	USD	67.00	USD	2,102	(95,790)
Activision Blizzard, Inc.	85	01/31/20	USD	61.00	USD	505	(9,307)
Advanced Micro Devices, Inc.	91	01/31/20	USD	42.00	USD	417	(48,230)
Advanced Micro Devices, Inc.	132	01/31/20	USD	46.00	USD	605	(35,442)
Coupa Software, Inc.	74	01/31/20	USD	155.00	USD	1,082	(24,420)
Cree, Inc.	262	01/31/20	USD	46.50	USD	1,209	(65,369)
Crowdstrike Holdings, Inc., Class A	146	01/31/20	USD	52.50	USD	728	(31,755)
Luckin Coffee, Inc., ADR	438	01/31/20	USD	35.00	USD	1,724	(286,890)

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (continued) December 31, 2019	BlackRock Science and Technology Trust II (BSTZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Marvell Technology Group Ltd.	367	01/31/20	USD	27.50	USD	975	$(20,552)
MercadoLibre, Inc.	102	01/31/20	USD	590.00	USD	5,834	(132,090)
Micron Technology, Inc.	5	01/31/20	USD	53.00	USD	27	(1,295)
Okta, Inc.	176	01/31/20	USD	125.00	USD	2,031	(30,360)
Pinterest, Inc., Class A	578	01/31/20	USD	19.50	USD	1,077	(30,345)
Roku, Inc.	162	01/31/20	USD	140.00	USD	2,169	(118,665)
Snap, Inc., Class A	982	01/31/20	USD	16.00	USD	1,604	(98,200)
Splunk, Inc	53	01/31/20	USD	144.00	USD	794	(46,375)
Square, Inc., Class A	140	01/31/20	USD	67.00	USD	876	(11,620)
StoneCo Ltd., Class A	470	01/31/20	USD	41.50	USD	1,875	(57,575)
Trade Desk, Inc., Class A	35	01/31/20	USD	280.00	USD	909	(22,050)
Twilio, Inc., Class A	136	01/31/20	USD	106.00	USD	1,337	(21,216)
Yandex NV, Class A	30	01/31/20	USD	43.50	USD	130	(4,125)
Zscaler, Inc.	263	01/31/20	USD	47.00	USD	1,223	(55,230)
Viavi Solutions, Inc.	465	02/03/20	USD	16.01	USD	698	(7,824)
Marvell Technology Group Ltd.	366	02/06/20	USD	27.50	USD	972	(24,677)
Activision Blizzard, Inc.	320	02/07/20	USD	59.50	USD	1,901	(66,080)
Micron Technology, Inc.	337	02/07/20	USD	58.00	USD	1,812	(30,330)
Advanced Micro Devices, Inc.	134	02/21/20	USD	40.00	USD	615	(96,480)
Advanced Micro Devices, Inc.	131	02/21/20	USD	46.00	USD	601	(45,523)
Anaplan, Inc.	44	02/21/20	USD	57.50	USD	231	(6,050)
Anaplan, Inc.	275	02/21/20	USD	55.00	USD	1,441	(59,813)
Atlassian Corp. PLC, Class A	277	02/21/20	USD	125.00	USD	3,333	(149,580)
Avalara, Inc.	205	02/21/20	USD	80.00	USD	1,502	(68,675)
Bandwidth, Inc., Class A	184	02/21/20	USD	65.00	USD	1,179	(85,560)
Cadence Design Systems, Inc.	180	02/21/20	USD	70.00	USD	1,248	(51,300)
Cloudflare, Inc., Class A	376	02/21/20	USD	20.00	USD	641	(18,800)
Elastic NV	406	02/21/20	USD	70.00	USD	2,611	(75,110)
Five9, Inc.	160	02/21/20	USD	66.60	USD	1,049	(49,877)
Global Payments, Inc.	106	02/21/20	USD	185.00	USD	1,935	(57,770)
IAC/InterActiveCorp.	75	02/21/20	USD	241.75	USD	1,868	(128,867)
Ichor Holdings Ltd.	280	02/21/20	USD	35.00	USD	932	(50,400)
Inphi Corp.	243	02/21/20	USD	73.75	USD	1,799	(93,249)
Keysight Technologies, Inc.	194	02/21/20	USD	105.00	USD	1,991	(73,720)
Livongo Health, Inc.	282	02/21/20	USD	30.00	USD	707	(28,200)
Marvell Technology Group Ltd.	62	02/21/20	USD	27.00	USD	165	(6,789)
Marvell Technology Group Ltd.	219	02/21/20	USD	28.00	USD	582	(15,549)
MongoDB, Inc.	223	02/21/20	USD	135.00	USD	2,935	(160,560)
Okta, Inc.	353	02/21/20	USD	120.00	USD	4,073	(174,735)
Pagseguro Digital Ltd., Class A	680	02/21/20	USD	35.00	USD	2,323	(149,600)
Pinterest, Inc., Class A	343	02/21/20	USD	20.00	USD	639	(33,443)
RingCentral, Inc., Class A	24	02/21/20	USD	180.00	USD	405	(12,000)
RingCentral, Inc., Class A	82	02/21/20	USD	175.00	USD	1,383	(55,760)
Roku, Inc.	68	02/21/20	USD	145.00	USD	911	(73,100)
Shopify, Inc., Class A	146	02/21/20	USD	390.00	USD	5,805	(494,940)
Shopify, Inc., Class A	2	02/21/20	USD	455.00	USD	80	(2,070)
Skyworks Solutions, Inc.	159	02/21/20	USD	100.00	USD	1,922	(351,390)
Smartsheet, Inc., Class A	214	02/21/20	USD	45.00	USD	961	(65,270)
Splunk, Inc	51	02/21/20	USD	150.00	USD	764	(35,190)
Square, Inc., Class A	293	02/21/20	USD	70.00	USD	1,833	(24,465)
Tesla, Inc.	26	02/21/20	USD	385.00	USD	1,088	(132,015)
Twilio, Inc., Class A	493	02/21/20	USD	105.00	USD	4,845	(205,828)
Yandex NV, Class A	44	02/21/20	USD	41.00	USD	191	(16,280)
Zendesk, Inc.	170	02/21/20	USD	82.50	USD	1,303	(38,675)

							$(12,801,622)

88	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Science and Technology Trust II (BSTZ)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Altium Ltd.	JPMorgan Chase Bank N.A.	40,900	01/07/20	AUD	33.57	AUD	1,420	$(36,241)
Arco Platform Ltd., Class A	JPMorgan Chase Bank N.A.	18,000	01/07/20	USD	44.32	USD	796	(16,900)
BE Semiconductor Industries NV	Credit Suisse International	14,400	01/07/20	EUR	34.62	EUR	498	(7,705)
Delivery Hero AG	Citibank N.A.	15,700	01/07/20	EUR	43.22	EUR	1,109	(483,387)
Endava PLC, ADR	JPMorgan Chase Bank N.A.	9,200	01/07/20	USD	40.36	USD	429	(57,512)
Kakao Corp.	Goldman Sachs International	11,000	01/07/20	KRW	142,773.66	KRW	1,684,821	(102,637)
Monolithic Power Systems, Inc.	Citibank N.A.	12,300	01/07/20	USD	164.76	USD	2,190	(164,456)
StoneCo Ltd., Class A	JPMorgan Chase Bank N.A.	38,800	01/07/20	USD	41.45	USD	1,548	(13,958)
Weimob, Inc.	Goldman Sachs International	668,000	01/07/20	HKD	4.06	HKD	2,265	(3)
Wirecard AG	Goldman Sachs International	4,600	01/07/20	EUR	120.50	EUR	495	(1,175)
Xero Ltd.	Goldman Sachs International	12,900	01/07/20	AUD	70.14	AUD	1,033	(89,353)
Adyen NV	Morgan Stanley & Co. International PLC	8,700	01/08/20	EUR	654.22	EUR	6,380	(774,359)
Altium Ltd.	Goldman Sachs International	64,900	01/08/20	AUD	34.85	AUD	2,253	(27,134)
Elastic NV	Citibank N.A.	30,200	01/08/20	USD	77.83	USD	1,942	(277)
Endava PLC, ADR	Credit Suisse International	12,600	01/08/20	USD	44.73	USD	587	(27,241)
Lasertec Corp.	JPMorgan Chase Bank N.A.	43,200	01/08/20	JPY	4,318.58	JPY	238,051	(493,195)
Magazine Luiza SA	Citibank N.A.	148,000	01/08/20	USD	45.65	USD	7,060	(100,949)
Network International Holdings PLC	Citibank N.A.	100,000	01/08/20	GBP	5.53	GBP	639	(116,967)
Ping An Healthcare and Technology Co. Ltd.	Morgan Stanley & Co. International PLC	208,700	01/08/20	HKD	59.06	HKD	11,869	(25,234)
SVMK, Inc.	Barclays Bank PLC	16,200	01/08/20	USD	17.87	USD	289	(5,997)
SVMK, Inc.	JPMorgan Chase Bank N.A.	28,300	01/08/20	USD	17.85	USD	506	(10,840)
Smartsheet, Inc., Class A	Citibank N.A.	19,800	01/08/20	USD	43.35	USD	889	(42,596)
Weimob, Inc.	UBS AG	1,234,000	01/08/20	HKD	3.88	HKD	4,183	(138)
Wirecard AG	Citibank N.A.	9,300	01/08/20	EUR	127.02	EUR	1,000	(510)
GMO Payment Gateway, Inc.	Societe Generale	16,000	01/09/20	JPY	7,747.36	JPY	119,053	(16,139)
Lasertec Corp.	Goldman Sachs International	65,400	01/09/20	JPY	4,073.65	JPY	360,383	(893,981)
Murata Manufacturing Co. Ltd.	BNP Paribas S.A.	23,900	01/09/20	JPY	6,309.39	JPY	159,833	(85,318)
RIB Software SE	Goldman Sachs International	32,500	01/09/20	EUR	24.06	EUR	731	(1,834)
RealReal, Inc.	Citibank N.A.	37,500	01/09/20	USD	19.66	USD	707	(15,075)
SOITEC SA	Goldman Sachs International	18,200	01/09/20	EUR	108.15	EUR	1,713	(28)
STMicroelectronics NV	Goldman Sachs International	78,100	01/09/20	EUR	21.96	EUR	1,878	(184,376)
Samsung Electro-Mechanics Co. Ltd.	Morgan Stanley & Co. International PLC	27,000	01/09/20	KRW	114,533.94	KRW	3,358,503	(246,237)
Sunny Optical Technology Group Co. Ltd.	UBS AG	220,500	01/09/20	HKD	138.53	HKD	29,770	(48,892)
Trainline PLC	Goldman Sachs International	264,300	01/09/20	GBP	4.55	GBP	1,351	(183,480)
Win Semiconductors Corp.	JPMorgan Chase Bank N.A.	391,000	01/09/20	USD	298.94	USD	115,494	(68,918)
Win Semiconductors Corp.	Morgan Stanley & Co. International PLC	52,000	01/09/20	USD	329.34	USD	15,360	(465)
Wix.com Ltd.	Citibank N.A.	18,800	01/10/20	USD	124.17	USD	2,301	(29,291)
Network International Holdings PLC	Citibank N.A.	223,000	01/14/20	GBP	5.37	GBP	1,425	(308,708)
SOITEC SA	Goldman Sachs International	7,000	01/14/20	EUR	106.70	EUR	659	(290)
Weimob, Inc.	Goldman Sachs International	1,190,000	01/14/20	HKD	3.35	HKD	4,034	(19,693)
Xero Ltd.	Goldman Sachs International	29,500	01/14/20	AUD	79.98	AUD	2,362	(40,120)
Arco Platform Ltd., Class A	Barclays Bank PLC	15,800	01/15/20	USD	45.58	USD	698	(14,165)
Cadence Design Systems, Inc.	Citibank N.A.	16,400	01/15/20	USD	68.22	USD	1,138	(39,018)
Cloudflare, Inc., Class A	Citibank N.A.	33,100	01/15/20	USD	17.36	USD	565	(19,817)
GMO Payment Gateway, Inc.	Goldman Sachs International	40,300	01/15/20	JPY	7,518.48	JPY	299,865	(92,082)
Kakao Corp.	JPMorgan Chase Bank N.A.	2,300	01/15/20	KRW	153,000.00	KRW	352,281	(6,120)
Kingdee International Software Group Co. Ltd.	Goldman Sachs International	578,000	01/15/20	HKD	8.26	HKD	4,508	(3,492)
Meituan Dianping, Class B	JPMorgan Chase Bank N.A.	143,400	01/15/20	HKD	108.82	HKD	14,601	(16,756)
TeamViewer AG	Morgan Stanley & Co. International PLC	53,000	01/15/20	EUR	29.62	EUR	1,690	(134,989)
Trainline PLC	Goldman Sachs International	264,300	01/15/20	GBP	5.27	GBP	1,351	(26,474)
Yageo Corp.	JPMorgan Chase Bank N.A.	174,000	01/15/20	USD	391.11	USD	75,991	(267,687)
GDS Holdings Ltd. — ADR	Morgan Stanley & Co. International PLC	24,000	01/17/20	USD	52.03	USD	1,238	(28,147)
Magazine Luiza SA	Citibank N.A.	149,000	01/17/20	USD	45.65	USD	7,107	(123,061)
Delivery Hero AG	Morgan Stanley & Co. International PLC	50,800	01/21/20	EUR	45.65	EUR	3,590	(1,443,217)
Endava PLC, ADR	JPMorgan Chase Bank N.A.	8,900	01/21/20	USD	47.07	USD	415	(11,947)

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (continued) December 31, 2019	BlackRock Science and Technology Trust II (BSTZ)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Cadence Design Systems, Inc.	Citibank N.A.	16,400	01/22/20	USD	68.22	USD	1,138	$(43,456)
SOITEC SA	Morgan Stanley & Co. International PLC	7,000	01/22/20	EUR	106.70	EUR	659	(1,037)
Adyen NV	Citibank N.A.	2,650	01/23/20	EUR	735.62	EUR	1,943	(45,559)
Altium Ltd.	Goldman Sachs International	40,900	01/23/20	AUD	37.12	AUD	1,420	(8,350)
BE Semiconductor Industries NV	Goldman Sachs International	45,000	01/23/20	EUR	35.78	EUR	1,557	(34,242)
GMO Payment Gateway, Inc.	JPMorgan Chase Bank N.A.	23,600	01/23/20	JPY	7,655.71	JPY	175,604	(54,729)
Kingdee International Software Group Co. Ltd.	UBS AG	578,000	01/23/20	HKD	8.55	HKD	4,508	(2,590)
Meituan Dianping, Class B	Goldman Sachs International	214,900	01/23/20	HKD	109.11	HKD	21,881	(39,098)
Network International Holdings PLC	Goldman Sachs International	100,700	01/23/20	GBP	5.96	GBP	643	(63,764)
Ping An Healthcare and Technology Co. Ltd.	Morgan Stanley & Co. International PLC	291,400	01/23/20	HKD	58.76	HKD	16,572	(81,906)
SVMK, Inc.	Barclays Bank PLC	16,200	01/23/20	USD	17.87	USD	289	(10,238)
SVMK, Inc.	JPMorgan Chase Bank N.A.	28,300	01/23/20	USD	17.77	USD	506	(19,558)
Weimob, Inc.	UBS AG	1,000,000	01/23/20	HKD	3.40	HKD	3,390	(17,487)
Afya Ltd., Class A	Citibank N.A.	25,500	01/24/20	USD	29.54	USD	692	(11,359)
Network International Holdings PLC	Citibank N.A.	90,200	01/24/20	GBP	5.90	GBP	576	(61,436)
RIB Software SE	Goldman Sachs International	32,000	01/24/20	EUR	25.48	EUR	719	(2,255)
Silicon Laboratories, Inc.	Citibank N.A.	12,400	01/24/20	USD	118.64	USD	1,438	(42,250)
Wirecard AG	Goldman Sachs International	9,600	01/24/20	EUR	120.91	EUR	1,032	(8,392)
Zalando SE	Credit Suisse International	67,000	01/24/20	EUR	43.36	EUR	3,012	(173,461)
Aspen Technology, Inc.	Barclays Bank PLC	8,200	01/27/20	USD	123.22	USD	992	(25,773)
Silicon Laboratories, Inc.	Barclays Bank PLC	8,200	01/27/20	USD	116.34	USD	951	(27,801)
Kakao Corp.	Goldman Sachs International	2,300	01/28/20	KRW	153,000.00	KRW	352,281	(8,213)
SOITEC SA	UBS AG	4,900	01/28/20	EUR	117.42	EUR	461	(196)
SVMK, Inc.	JPMorgan Chase Bank N.A.	32,500	01/28/20	USD	18.00	USD	581	(20,968)
Kingdee International Software Group Co. Ltd.	Goldman Sachs International	600,000	01/29/20	HKD	8.44	HKD	4,680	(5,328)
ON Semiconductor Corp.	JPMorgan Chase Bank N.A.	33,600	01/29/20	USD	24.56	USD	819	(26,560)
Viavi Solutions, Inc.	Citibank N.A.	55,400	01/30/20	USD	15.04	USD	831	(23,836)
Arco Platform Ltd., Class A	JPMorgan Chase Bank N.A.	31,000	01/31/20	USD	48.87	USD	1,370	(19,189)
Snap, Inc., Class A	UBS AG	45,300	01/31/20	USD	15.89	USD	740	(48,121)
Delivery Hero AG	Goldman Sachs International	17,000	02/05/20	EUR	68.50	EUR	1,201	(85,324)
Endava PLC, ADR	Bank of America N.A.	8,900	02/05/20	USD	47.97	USD	415	(13,013)
RIB Software SE	Goldman Sachs International	17,000	02/05/20	EUR	20.99	EUR	382	(36,850)
Weimob, Inc.	JPMorgan Chase Bank N.A.	800,000	02/05/20	HKD	3.54	HKD	2,712	(11,634)
Xero Ltd.	Goldman Sachs International	19,000	02/05/20	AUD	83.80	AUD	1,521	(21,629)
GDS Holdings Ltd. — ADR	Morgan Stanley & Co. International PLC	54,000	02/06/20	USD	52.03	USD	2,785	(99,207)
Kingdee International Software Group Co. Ltd.	JPMorgan Chase Bank N.A.	1,245,000	02/06/20	HKD	8.19	HKD	9,711	(24,717)
Magazine Luiza SA	Morgan Stanley & Co. International PLC	172,200	02/06/20	USD	50.32	USD	8,214	(55,586)
SOITEC SA	Credit Suisse International	5,000	02/06/20	EUR	121.28	EUR	471	(204)
SVMK, Inc.	Citibank N.A.	23,000	02/06/20	USD	18.65	USD	411	(17,440)
RealReal, Inc.	Credit Suisse International	56,000	02/10/20	USD	18.17	USD	1,056	(116,858)
Endava PLC, ADR	Barclays Bank PLC	12,500	02/12/20	USD	48.32	USD	583	(19,045)
Teladoc Health, Inc.	Barclays Bank PLC	31,200	02/12/20	USD	85.42	USD	2,612	(136,291)
Arco Platform Ltd., Class A	JPMorgan Chase Bank N.A.	31,000	02/13/20	USD	48.87	USD	1,370	(29,098)

								$(8,562,629)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$4,169,038	$(10,735,818)	$(21,364,251)

90	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Science and Technology Trust II (BSTZ)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$21,364,251	$—	$—	$—	$21,364,251

For the period ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(3,515)	$—	$—	$—	$(3,515)
Options written	—	—	3,472,843	—	—	—	3,472,843

	$—	$—	$3,469,328	$—	$—	$—	$3,469,328

(a) Options purchased are included in net realized gain (loss) from investments.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(6,566,780)	$—	$—	$—	$(6,566,780)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$23
Average value of option contracts written	$9,256,674

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$21,364,251
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(12,801,622)

Total derivative assets and liabilities subject to an MNA	$—	$8,562,629

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (continued) December 31, 2019	BlackRock Science and Technology Trust II (BSTZ)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$13,013	$—	$—	$—	$13,013
Barclays Bank PLC	239,310	—	—	—	239,310
BNP Paribas S.A.	85,318	—	—	—	85,318
Citibank N.A.	1,689,448	—	—	(1,689,448)	—
Credit Suisse International	325,469	—	—	(325,469)	—
Goldman Sachs International	1,979,597	—	—	(1,979,597)	—
JPMorgan Chase Bank N.A.	1,206,527	—	—	(1,200,000)	6,527
Morgan Stanley & Co. International PLC	2,890,384	—	—	(2,890,384)	—
Societe Generale	16,139	—	—	(16,139)	—
UBS AG	117,424	—	—	(117,424)	—

	$8,562,629	$—	$—	$(8,218,461)	$344,168

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Automobiles	$21,667,821	$—	$—	$21,667,821
Banks	—	—	18,255,407	18,255,407
Capital Markets	16,030,436	—	—	16,030,436
Communications Equipment	35,956,510	—	—	35,956,510
Diversified Consumer Services	45,743,546	—	—	45,743,546
Diversified Telecommunication Services	8,521,532	—	—	8,521,532
Electronic Equipment, Instruments & Components	15,147,572	75,266,493	—	90,414,065
Entertainment	52,687,081	—	—	52,687,081
Health Care Technology	19,213,143	14,601,762	—	33,814,905
Hotels, Restaurants & Leisure	19,200,477	—	—	19,200,477
Interactive Media & Services	60,183,514	21,280,664	—	81,464,178
Internet & Direct Marketing Retail	35,822,821	73,228,644	—	109,051,465
IT Services	196,549,649	53,622,882	10,944,254	261,116,785
Multiline Retail	22,257,925	—	—	22,257,925
Professional Services	10,784,358	—	—	10,784,358
Semiconductors & Semiconductor Equipment	209,348,403	88,395,411	—	297,743,814
Software	282,123,490	57,870,430	—	339,993,920
Preferred Stocks	—	—	91,720,586	91,720,586
Warrants	—	—	53,498	53,498
Short-Term Securities	96,230,373	—	—	96,230,373

	$1,147,468,651	$384,266,286	$120,973,745	$1,652,708,682

Investments Valued at NAV(a)				66,921,514

Total Investments				$1,719,630,196

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(12,060,729)	$(9,303,522)	$—	$(21,364,251)

(a)	Certain investments of the Trust were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.

92	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Science and Technology Trust II (BSTZ)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Warrants	Total
Assets:
Opening Balance, as of June 27, 2019(a)	$—	$—	$—	$—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation)(b)(c)	1,864,188	120,883	53,498	2,038,569
Purchases	27,335,473	91,599,703	—	118,935,176
Sales	—	—	—	—

Closing Balance, as of December 31, 2019	$29,199,661	$91,720,586	$53,498	$120,973,745

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019(c)	$1,864,188	$120,883	$53,498	$2,038,569

(a)	Commencement of operations
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets:
Common Stocks	$29,199,661	Market	Revenue Multiple	4.86x – 8.36x	7.05x
			Volatility	34%	—
			Time to Exit	3.0	—
Preferred Stocks	91,720,586	Market	Revenue Multiple	4.00x – 15.50x	10.05x
			Volatility	32% – 66%	45%
			Time to Exit	2.6 – 5.0	3.6
			Recent Transactions	—	—
Warrants	53,498	Market	Revenue Multiple	4.86x	—
			Volatility	34%	—
			Time to Exit	3.0	—

	$120,973,745

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	93

Schedule of Investments December 31, 2019	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 97.4%

Building Products — 4.9%
Johnson Controls International PLC(a)	191,659	$7,802,438
Kingspan Group PLC	85,625	5,229,681
Sika AG, Registered Shares	29,890	5,613,203

		18,645,322

Chemicals — 5.5%
Air Liquide SA	42,189	5,981,166
Johnson Matthey PLC	135,445	5,385,478
Linde PLC	27,302	5,858,212
Umicore SA	79,910	3,894,333

		21,119,189

Commercial Services & Supplies — 2.3%
Waste Connections, Inc.(a)	97,050	8,811,170

Construction & Engineering — 4.8%
Quanta Services, Inc.(a)	137,060	5,579,713
Vinci SA	116,200	12,941,607

		18,521,320

Electric Utilities — 30.1%
American Electric Power Co., Inc.(a)	64,450	6,091,170
Duke Energy Corp.(a)	94,568	8,625,547
Enel SpA	2,531,475	20,109,589
Entergy Corp.(a)	48,700	5,834,260
Exelon Corp.(a)	127,108	5,794,854
FirstEnergy Corp.(a)	185,130	8,997,318
Fortis, Inc.(a)	144,250	5,989,260
Iberdrola SA	1,243,049	12,810,324
NextEra Energy, Inc.(a)(b)	152,745	36,988,729
Xcel Energy, Inc.(a)	67,150	4,263,354

		115,504,405

Electrical Equipment — 9.0%
ABB Ltd., Registered Shares	218,278	5,265,550
Eaton Corp. PLC(a)	65,250	6,180,480
Schneider Electric SE	90,882	9,337,191
Siemens Gamesa Renewable Energy SA	168,166	2,961,515
Vestas Wind Systems A/S	106,260	10,732,943

		34,477,679

Electronic Equipment, Instruments & Components — 1.7%
Hexagon AB, Class B	116,100	6,507,552

Independent Power and Renewable Electricity Producers — 8.2%
AES Corp.(a)	293,050	5,831,695
China Longyuan Power Group Corp. Ltd., Class H	12,875,000	8,142,035
EDP Renovaveis SA	1,471,000	17,325,217

		31,298,947

Machinery — 1.4%
Atlas Copco AB, Class B	155,000	5,381,761

Security	Shares	Value

Multi-Utilities — 16.0%
CMS Energy Corp.(a)	128,150	$8,052,946
Dominion Energy, Inc.(a)	138,648	11,482,827
National Grid PLC	958,124	11,973,832
Public Service Enterprise Group, Inc.(a)	145,582	8,596,617
RWE AG	395,100	12,106,637
Sempra Energy(a)	35,800	5,422,984
WEC Energy Group, Inc.(a)	40,780	3,761,140

		61,396,983

Oil, Gas & Consumable Fuels — 10.9%
Enbridge, Inc.	260,740	10,369,630
Enterprise Products Partners LP(a)	131,703	3,708,756
TC Energy Corp.	228,300	12,159,122
Williams Cos., Inc.(a)	651,955	15,464,373

		41,701,881

Semiconductors & Semiconductor Equipment — 2.6%
First Solar, Inc.(a)(c)	72,200	4,040,312
Texas Instruments, Inc.(a)	44,260	5,678,115

		9,718,427

Total Long-Term Investments — 97.4% (Cost — $271,392,208)		373,084,636

Short-Term Securities — 3.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%(d)(e)	12,716,146	12,716,146

Total Short-Term Securities — 3.3% (Cost — $12,716,146)		12,716,146

Total Investments Before Options Written — 100.7% (Cost — $284,108,354)		385,800,782

Options Written — (1.0)% (Premiums Received — $2,369,014)		(3,730,309)

Total Investments, Net of Options Written — 99.7% (Cost — $281,739,340)		382,070,473

Other Assets Less Liabilities — 0.3%		1,266,637

Net Assets — 100.0%		$383,337,110

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	Annualized 7-day yield as of period end.

(e)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	9,797,799	2,918,347	12,716,146	$12,716,146	$172,565	$23	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

94	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Johnson Controls International PLC	101	01/10/20	USD	42.00	USD	411	$(353)
Texas Instruments, Inc.	52	01/10/20	USD	125.00	USD	667	(18,928)
Williams Cos., Inc.	292	01/10/20	USD	22.55	USD	693	(35,262)
American Electric Power Co., Inc.	122	01/17/20	USD	91.26	USD	1,153	(43,123)
CMS Energy Corp.	200	01/17/20	USD	61.01	USD	1,257	(41,609)
Dominion Energy, Inc.	188	01/17/20	USD	82.50	USD	1,557	(19,740)
Dominion Resources, Inc.	297	01/17/20	USD	82.36	USD	2,460	(33,592)
Duke Energy Corp.	162	01/17/20	USD	87.50	USD	1,478	(62,370)
Duke Energy Corp.	168	01/17/20	USD	90.00	USD	1,532	(28,560)
Entergy Corp.	72	01/17/20	USD	119.29	USD	863	(13,352)
Enterprise Products Partners LP	61	01/17/20	USD	27.00	USD	172	(8,082)
Exelon Corp.	323	01/17/20	USD	47.00	USD	1,473	(3,230)
Exelon Corp.	273	01/17/20	USD	45.00	USD	1,245	(26,618)
First Solar, Inc.	84	01/17/20	USD	55.00	USD	470	(18,186)
FirstEnergy Corp.	177	01/17/20	USD	49.00	USD	860	(6,637)
FirstEnergy Corp.	61	01/17/20	USD	47.00	USD	296	(10,675)
FirstEnergy Corp.	159	01/17/20	USD	48.00	USD	773	(15,105)
Fortis, Inc.	250	01/17/20	USD	40.00	USD	1,038	(43,125)
Johnson Controls International PLC	344	01/17/20	USD	44.00	USD	1,400	(3,096)
NextEra Energy, Inc.	168	01/17/20	USD	222.35	USD	4,068	(336,625)
Public Service Enterprise Group, Inc.	303	01/17/20	USD	61.22	USD	1,789	(4,196)
Sempra Energy	125	01/17/20	USD	150.00	USD	1,894	(32,813)
TC Energy Corp.	195	01/17/20	CAD	71.00	CAD	1,349	(2,853)
Texas Instruments, Inc.	29	01/17/20	USD	125.00	USD	372	(12,325)
WEC Energy Group, Inc.	71	01/17/20	USD	90.00	USD	655	(18,815)
Waste Connections, Inc.	170	01/17/20	USD	90.00	USD	1,543	(27,200)
Williams Cos., Inc.	292	01/17/20	USD	22.55	USD	693	(37,016)
Xcel Energy, Inc.	111	01/17/20	USD	63.00	USD	705	(12,111)
NextEra Energy, Inc.	154	01/22/20	USD	235.52	USD	3,729	(118,964)
Eaton Corp.	181	01/24/20	USD	93.00	USD	1,714	(51,585)
First Solar, Inc.	96	01/24/20	USD	56.50	USD	537	(16,128)
FirstEnergy Corp.	63	01/24/20	USD	49.10	USD	306	(3,186)
Johnson Controls International PLC	112	01/24/20	USD	43.00	USD	456	(560)
Williams Cos., Inc.	378	01/24/20	USD	23.50	USD	897	(24,948)
WEC Energy Group, Inc.	71	01/29/20	USD	92.45	USD	655	(10,554)
Xcel Energy, Inc.	124	01/29/20	USD	61.90	USD	787	(29,741)
Eaton Corp.	47	01/31/20	USD	95.00	USD	445	(9,987)
Enterprise Products Partners LP	102	01/31/20	USD	28.00	USD	287	(7,140)
First Solar, Inc.	72	01/31/20	USD	58.50	USD	403	(8,964)
FirstEnergy Corp.	63	01/31/20	USD	49.25	USD	306	(3,426)
Johnson Controls International PLC	113	01/31/20	USD	42.00	USD	460	(5,480)
NextEra Energy, Inc.	212	01/31/20	USD	243.00	USD	5,134	(89,372)
Quanta Services, Inc.	342	01/31/20	USD	41.50	USD	1,392	(29,664)
Texas Instruments, Inc.	73	01/31/20	USD	131.00	USD	937	(18,031)
Williams Cos., Inc.	468	01/31/20	USD	23.50	USD	1,110	(34,164)
Enterprise Products Partners LP	297	02/07/20	USD	28.50	USD	836	(14,108)
FirstEnergy Corp.	124	02/10/20	USD	49.00	USD	603	(6,489)
AES Corp.	450	02/21/20	USD	19.00	USD	896	(49,500)
AES Corp.	445	02/21/20	USD	20.00	USD	886	(20,025)
American Electric Power Co., Inc.	103	02/21/20	USD	92.50	USD	973	(31,930)
CMS Energy Corp.	248	02/21/20	USD	62.75	USD	1,558	(30,485)
Fortis, Inc.	254	02/21/20	USD	40.00	USD	1,055	(48,260)
Public Service Enterprise Group, Inc.	206	02/21/20	USD	60.24	USD	1,216	(18,687)
TC Energy Corp.	258	02/21/20	CAD	70.00	CAD	1,784	(22,650)
TC Energy Corp.	194	02/21/20	CAD	71.00	CAD	1,342	(11,130)
Williams Cos., Inc.	378	02/21/20	USD	24.00	USD	897	(25,137)
Williams Cos., Inc.	473	02/21/20	USD	23.31	USD	1,122	(51,792)
Entergy Corp.	98	03/20/20	USD	125.00	USD	1,174	(10,780)
Waste Connections, Inc.	170	03/20/20	USD	95.00	USD	1,543	(20,825)

							$(1,739,289)

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (continued) December 31, 2019	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Enbridge, Inc.	Credit Suisse International	30,600	01/06/20	USD	37.20	USD	1,217	$(79,119)
Atlas Copco AB, Class B	Morgan Stanley & Co. International PLC	27,500	01/07/20	SEK	323.48	SEK	8,943	(16,517)
Iberdrola SA	Goldman Sachs International	116,700	01/07/20	EUR	9.05	EUR	1,072	(19,996)
Johnson Matthey PLC	UBS AG	18,900	01/07/20	GBP	32.05	GBP	567	(753)
China Longyuan Power Group Corp. Ltd., Class H	JPMorgan Chase Bank N.A.	1,080,000	01/08/20	HKD	4.53	HKD	5,324	(55,087)
RWE AG	Citibank N.A.	43,000	01/08/20	EUR	27.01	EUR	1,175	(26,879)
ABB Ltd.	Goldman Sachs International	59,100	01/09/20	CHF	22.11	CHF	1,380	(75,772)
Sika AG, Registered Shares	Goldman Sachs International	6,100	01/09/20	CHF	179.22	CHF	1,109	(23,322)
Vinci SA	UBS AG	17,800	01/09/20	EUR	103.82	EUR	1,767	(368)
Air Liquide SA	Morgan Stanley & Co. International PLC	7,400	01/14/20	EUR	123.00	EUR	935	(30,208)
Enel SpA	Credit Suisse International	259,000	01/14/20	EUR	7.00	EUR	1,834	(38,345)
Iberdrola SA	Credit Suisse International	318,300	01/14/20	EUR	8.73	EUR	2,925	(165,646)
Kingspan Group PLC	Morgan Stanley & Co. International PLC	10,500	01/14/20	EUR	48.72	EUR	572	(67,507)
National Grid PLC	Goldman Sachs International	229,300	01/14/20	GBP	9.02	GBP	2,162	(139,375)
Enbridge, Inc.	Credit Suisse International	27,200	01/15/20	USD	38.74	USD	1,082	(34,588)
Quanta Services, Inc.	Citibank N.A.	13,700	01/15/20	USD	43.08	USD	558	(1,835)
RWE AG	Morgan Stanley & Co. International PLC	42,000	01/15/20	EUR	26.53	EUR	1,147	(47,020)
Schneider Electric SA	Morgan Stanley & Co. International PLC	22,400	01/15/20	EUR	89.44	EUR	2,052	(69,037)
Air Liquide SA	Morgan Stanley & Co. International PLC	7,500	01/22/20	EUR	123.00	EUR	948	(33,211)
Enel SpA	Goldman Sachs International	364,600	01/22/20	EUR	6.76	EUR	2,581	(133,853)
Gamesa Corp. Tecnologica SA	Morgan Stanley & Co. International PLC	64,000	01/22/20	EUR	15.14	EUR	1,005	(52,588)
Hexagon AB, Class B	Goldman Sachs International	27,900	01/22/20	SEK	557.24	SEK	14,648	(7,606)
Johnson Matthey PLC	UBS AG	28,500	01/22/20	GBP	29.13	GBP	856	(51,033)
Sika AG, Registered Shares	UBS AG	4,400	01/22/20	CHF	174.63	CHF	800	(37,801)
Vinci SA	Goldman Sachs International	22,900	01/22/20	EUR	99.52	EUR	2,274	(34,866)
EDP Renováveis, S.A.	Morgan Stanley & Co. International PLC	40,000	01/23/20	EUR	10.42	EUR	420	(9,641)
Enel SpA	Goldman Sachs International	227,200	01/23/20	EUR	7.12	EUR	1,609	(9,176)
Hexagon AB, Class B	Goldman Sachs International	12,700	01/23/20	SEK	551.82	SEK	6,668	(8,005)
Linde PLC	Goldman Sachs International	6,400	01/23/20	EUR	192.65	EUR	1,224	(22,912)
RWE AG	Goldman Sachs International	42,000	01/23/20	EUR	26.65	EUR	1,147	(49,089)
Schneider Electric SA	UBS AG	12,600	01/23/20	EUR	90.82	EUR	1,154	(31,696)
Linde PLC	Credit Suisse International	3,200	01/24/20	EUR	186.25	EUR	612	(24,436)
Umicore SA	Credit Suisse International	23,200	01/24/20	EUR	40.59	EUR	1,008	(98,333)
Vestas Wind Systems A/S	Credit Suisse International	20,200	01/24/20	DKK	679.59	DKK	13,592	(65,585)
Kingspan Group PLC	UBS AG	19,500	01/28/20	EUR	51.61	EUR	1,062	(71,755)
National Grid PLC	Goldman Sachs International	106,100	01/28/20	GBP	9.10	GBP	1,001	(54,553)
China Longyuan Power Group Corp. Ltd., Class H	Morgan Stanley & Co. International PLC	1,081,000	01/29/20	HKD	4.36	HKD	5,329	(82,091)
EDP Renováveis, S.A.	Morgan Stanley & Co. International PLC	40,000	01/29/20	EUR	10.44	EUR	420	(10,129)
AES Corp.	Credit Suisse International	13,000	02/03/20	USD	18.91	USD	259	(13,215)
ABB Ltd.	Goldman Sachs International	17,300	02/04/20	CHF	23.80	CHF	404	(6,317)
Atlas Copco AB, Class B	Goldman Sachs International	26,800	02/05/20	SEK	343.33	SEK	8,716	(10,775)
Enbridge, Inc.	Credit Suisse International	33,400	02/06/20	USD	38.43	USD	1,328	(60,813)
TransCanada Corp.	Goldman Sachs International	15,300	02/06/20	CAD	68.45	CAD	1,058	(18,499)
Umicore SA	UBS AG	4,800	02/06/20	EUR	43.99	EUR	209	(12,626)
Vestas Wind Systems A/S	Credit Suisse International	20,200	02/11/20	DKK	679.59	DKK	13,592	(89,042)

								$(1,991,020)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$295,958	$(1,657,253)	$(3,730,309)

96	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$3,730,309	$—	$—	$—	$3,730,309

For the period ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$—	$—	$(9,458,772)	$—	$—	$—	$(9,458,772)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(2,556,761)	$—	$—	$—	$(2,556,761)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$3,559,863

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$3,730,309
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,739,289)

Total derivative assets and liabilities subject to an MNA	$—	$1,991,020

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (b)
Citibank N.A.	$28,714	$—	$—	$—	$28,714
Credit Suisse International	669,122	—	(669,122)	—	—
Goldman Sachs International	614,116	—	—	(614,116)	—
JPMorgan Chase Bank N.A.	55,087	—	(55,087)	—	—
Morgan Stanley & Co. International PLC	417,949	—	(417,949)	—	—
UBS AG	206,032	—	(206,032)	—	—

	$1,991,020	$—	$(1,348,190)	$(614,116)	$28,714

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (continued) December 31, 2019	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Building Products	$13,032,119	$5,613,203	$—	$18,645,322
Chemicals	—	21,119,189	—	21,119,189
Commercial Services & Supplies	8,811,170		—	8,811,170
Construction & Engineering	5,579,713	12,941,607	—	18,521,320
Electric Utilities	82,584,492	32,919,913	—	115,504,405
Electrical Equipment	6,180,480	28,297,199	—	34,477,679
Electronic Equipment, Instruments & Components	—	6,507,552	—	6,507,552
Independent Power and Renewable Electricity Producers	23,156,912	8,142,035	—	31,298,947
Machinery	—	5,381,761	—	5,381,761
Multi-Utilities	37,316,514	24,080,469	—	61,396,983
Oil, Gas & Consumable Fuels	41,701,881	—	—	41,701,881
Semiconductors & Semiconductor Equipment	9,718,427	—	—	9,718,427
Short-Term Securities	12,716,146	—	—	12,716,146

	$240,797,854	$145,002,928	$—	$385,800,782

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(790,043)	$(2,940,266)	$—	$(3,730,309)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

98	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

December 31, 2019

	BGR	CII	BDJ	BOE	BGY

ASSETS
Investments at value — unaffiliated(a)	$366,795,923	$800,233,823	$1,910,907,502	$806,690,695	$662,175,725
Investments at value — affiliated(b)	12,745,390	4,423,595	—	1,138,392	17,518,842
Cash pledged:
Collateral — options written	—	—	—	4,705,000	5,511,000
Collateral — OTC derivatives	—	—	—	450,000	2,493,000
Foreign currency at value(c)	—	—	1,188	373,094	512,561
Receivables:
Investments sold	—	—	—	573,409	—
Options written	—	82,688	138,486	136,056	—
Dividends — affiliated	15,146	6,903	25,861	4,159	22,981
Dividends — unaffiliated	291,202	929,347	2,070,064	3,558,406	3,577,429
Deferred offering costs	—	—	—	—	—
Prepaid expenses	2,686	10,954	13,760	5,872	4,936

Total assets	379,850,347	805,687,310	1,913,156,861	817,635,083	691,816,474

LIABILITIES
Bank overdraft	27,693	35,774	553,855	—	—
Options written at value(d)	3,553,695	11,303,321	25,599,474	7,620,728	6,538,218
Payables:
Investments purchased	—	—	—	14,319	—
Income dividend distributions	137,117	196,405	1,371,868	130,318	170,535
Investment advisory fees	597,735	1,104,130	2,496,262	1,092,941	1,000,488
Trustees’ and Officer’s fees	545,696	240,311	1,096,421	793,565	683,377
Options written	—	47,006	97,224	63,815	—
Other accrued expenses	92,588	121,967	266,467	207,615	176,729

Total liabilities	4,954,524	13,048,914	31,481,571	9,923,301	8,569,347

NET ASSETS	$374,895,823	$792,638,396	$1,881,675,290	$807,711,782	$683,247,127

NET ASSETS CONSIST OF
Paid-in capital	$562,214,597	$561,321,996	$1,320,628,954	$765,971,776	$655,666,945
Accumulated earnings (loss)	(187,318,774)	231,316,400	561,046,336	41,740,006	27,580,182

NET ASSETS	$374,895,823	$792,638,396	$1,881,675,290	$807,711,782	$683,247,127

Net asset value(e)(f)	$12.57	$17.96	$10.03	$12.32	$6.47

(a) Investments at cost — unaffiliated	$358,628,402	$563,039,897	$1,424,594,641	$720,538,805	$590,943,630
(b) Investments at cost — affiliated	$12,745,390	$4,423,595	$—	$1,138,392	$17,518,842
(c) Foreign currency at cost	$—	$—	$1,293	$376,977	$507,053
(d) Premiums received	$2,439,918	$8,711,246	$20,683,026	$5,828,656	$4,710,918
(e) Shares outstanding, unlimited number of shares authorized, $0.001 par value	29,825,326	—	187,542,405	65,582,991	105,679,515
(f) Shares outstanding, 200 million shares authorized, $0.10 par value	—	44,121,400	—	—	—
See notes to financial statements.

FINANCIAL STATEMENTS	99

Statements of Assets and Liabilities  (continued)

December 31, 2019

	BME	BCX(a)	BST	BSTZ	BUI

ASSETS
Investments at value — unaffiliated(b)(c)	$448,467,420	$817,293,885	$739,736,169	$1,556,478,309	$373,084,636
Investments at value — affiliated(d)	3,743,015	13,891,544	8,881,516	163,151,887	12,716,146
Cash	74,997	—	—	501,313	61,749
Cash pledged:
Collateral — options written	50,000	—	—	—	—
Collateral — OTC derivatives	—	—	2,930,000	8,750,000	760,000
Foreign currency at value(e)	208	87,051	2,527	1,130	—
Receivables:
Investments sold	4,457	—	—	—	—
Options written	—	—	59,885	71,442	—
Securities lending income — affiliated	7,511	1,300	6,359	117,203	—
Capital shares sold	452,063	—	2,241,558	—	355,769
Dividends — affiliated	6,830	20,194	24,005	114,714	15,283
Dividends — unaffiliated	392,969	1,210,641	159,486	271,053	688,915
Deferred offering costs	149,604	—	251,428	—	125,359
Prepaid expenses	5,610	5,949	5,414	1,988	2,754

Total assets	453,354,684	832,510,564	754,298,347	1,729,459,039	387,810,611

LIABILITIES
Cash collateral on securities loaned at value	253,802	180,501	—	66,926,868	—
Options written at value(f)	5,499,305	7,527,774	10,388,743	21,364,251	3,730,309
Payables:
Income dividend distributions	—	167,988	—	1,520,679	—
Investment advisory fees	718,756	1,337,275	1,041,624	3,283,857	602,274
Offering costs	—	—	38,740	—	35,780
Trustees’ and Officer’s fees	23,629	337,034	405	8,823	66
Options written	—	—	260	310	—
Other accrued expenses	86,601	206,254	157,057	388,266	105,072

Total liabilities	6,582,093	9,756,826	11,626,829	93,493,054	4,473,501

NET ASSETS	$446,772,591	$822,753,738	$742,671,518	$1,635,965,985	$383,337,110

NET ASSETS CONSIST OF
Paid-in capital	$292,148,150	$1,159,411,839	$357,335,272	$1,518,686,036	$289,145,613
Accumulated earnings (loss)	154,624,441	(336,658,101)	385,336,246	117,279,949	94,191,497

NET ASSETS	$446,772,591	$822,753,738	$742,671,518	$1,635,965,985	$383,337,110

Net asset value(g)	$41.19	$9.04	$32.45	$20.95	$22.02

(a) Consolidated Statement of Assets and Liabilities
(b) Investments at cost — unaffiliated	$288,796,721	$714,015,196	$368,276,447	$1,404,212,324	$271,392,208
(c) Securities loaned at value	$246,262	$182,896	$—	$65,785,325	$—
(d) Investments at cost — affiliated	$3,743,011	$13,891,502	$8,881,516	$163,151,887	$12,716,146
(e) Foreign currency at cost	$208	$86,693	$2,551	$1,111	$—
(f) Premiums received	$3,970,215	$6,337,262	$7,482,654	$14,797,471	$2,369,014
(g) Shares outstanding, unlimited number of shares authorized, $0.001 par value	10,846,893	91,060,104	22,886,341	78,089,962	17,412,428

See notes to financial statements.

100	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended December 31, 2019

	BGR	CII	BDJ	BOE	BGY

INVESTMENT INCOME
Dividends — affiliated	$182,286	$97,853	$462,065	$101,682	$213,854
Dividends — unaffiliated	15,393,101	14,937,455	51,670,029	29,069,245	25,033,689
Foreign taxes withheld	(1,112,462)	(248,573)	(1,057,923)	(1,066,135)	(1,542,859)

Total investment income	14,462,925	14,786,735	51,074,171	28,104,792	23,704,684

EXPENSES
Accounting services	44,249	49,240	94,248	59,248	49,250
Custodian	51,454	40,083	191,006	113,255	93,501
Investment advisory	4,529,844	6,301,352	14,284,281	7,892,036	6,589,265
Miscellaneous	111,561	37,382	71,183	191,618	220,359
Trustees and Officer	157,724	104,579	360,951	238,620	205,758
Printing	10,471	16,454	31,129	16,818	13,992
Professional	82,025	112,946	215,608	141,771	125,418
Rating agency	11,575	15,213	25,655	15,692	14,389
Registration	11,109	16,433	69,832	25,439	40,166
Transfer agent	76,569	84,385	173,888	109,900	101,034

Total expenses	5,086,581	6,778,067	15,517,781	8,804,397	7,453,132
Less fees waived and/or reimbursed by the Manager	(699,307)	(3,486)	(15,836)	(1,384,562)	(666,617)

Total expenses after fees waived and/or reimbursed	4,387,274	6,774,581	15,501,945	7,419,835	6,786,515

Net investment income (loss)	10,075,651	8,012,154	35,572,226	20,684,957	16,918,169

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(28,390,493)	36,580,957	139,435,416	(16,932,069)	(18,168,276)
Capital gain distributions from investment companies — affiliated	23	9	14	3	33
Foreign currency transactions	(22,343)	644	(73,535)	(89,352)	(176,051)
Options written	3,610,497	(16,485,259)	(59,909,611)	(20,867,912)	(18,604,008)

	(24,802,316)	20,096,351	79,452,284	(37,889,330)	(36,948,302)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	63,622,918	141,651,888	287,584,817	153,553,322	139,155,898
Foreign currency translations	2,171	—	6,556	39,331	64,960
Options written	(3,619,831)	(7,152,549)	(18,297,872)	(5,578,406)	(4,725,459)

	60,005,258	134,499,339	269,293,501	148,014,247	134,495,399

Net realized and unrealized gain	35,202,942	154,595,690	348,745,785	110,124,917	97,547,097

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,278,593	$162,607,844	$384,318,011	$130,809,874	$114,465,266

See notes to financial statements.

FINANCIAL STATEMENTS	101

Statements of Operations  (continued)

Year Ended December 31, 2019

	BME	BCX(a)	BST	BSTZ(b)	BUI

INVESTMENT INCOME
Dividends — affiliated	$384,813	$296,199	$90,006	$4,189,240	$172,565
Dividends — unaffiliated	4,554,484	30,660,068	2,459,385	1,275,063	10,572,639
Interest — unaffiliated	—	1,272,933	—	—	—
Securities lending income — affiliated — net	56,867	53,396	416,427	1,122,071	—
Foreign taxes withheld	(54,876)	(1,877,131)	(118,366)	(63,280)	(591,544)

Total investment income	4,941,288	30,405,465	2,847,452	6,523,094	10,153,660

EXPENSES
Accounting services	29,249	59,248	49,250	83,250	49,250
Custodian	91,570	109,166	120,480	92,432	61,073
Investment advisory	3,949,031	8,295,268	7,091,952	9,849,811	3,524,799
Miscellaneous	31,978	234,559	57,238	67,261	71,901
Trustees and Officer	33,538	132,931	47,313	44,119	25,247
Offering costs	46,886	—	—	—	—
Printing	11,443	16,919	16,007	25,670	10,213
Professional	53,483	166,371	126,191	144,151	103,975
Rating agency	11,749	43,496	14,892	20,180	38,726
Registration	10,909	35,257	9,085	—	9,248
Transfer agent	51,178	120,815	92,403	89,668	65,540

Total expenses	4,321,014	9,214,030	7,624,811	10,416,542	3,959,972
Less fees waived and/or reimbursed by the Manager	(13,292)	(10,518)	(1,067,290)	(139,587)	(94,302)

Total expenses after fees waived and/or reimbursed	4,307,722	9,203,512	6,557,521	10,276,955	3,865,670

Net investment income (loss)	633,566	21,201,953	(3,710,069)	(3,753,861)	6,287,990

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	30,006,790	(20,859,691)	95,478,465	(32,270,130)	28,254,428
Investments — affiliated	81	—	(117)	(5,353)	—
Capital gain distributions from investment companies — affiliated	12	36	4	102	23
Foreign currency transactions	(9,234)	39,548	(30,827)	85,191	(143,384)
Options written	(6,904,281)	573,394	(19,500,509)	3,472,843	(9,458,772)

	23,093,368	(20,246,713)	75,947,016	(28,717,347)	18,652,295

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	58,798,290	113,474,366	152,759,308	152,265,985	57,528,582
Investments — affiliated	4	71	167	—	—
Foreign currency translations	477	3,844	115	1,302	16,451
Options written	(2,646,072)	(5,446,682)	(6,133,637)	(6,566,780)	(2,556,761)

	56,152,699	108,031,599	146,625,953	145,700,507	54,988,272

Net realized and unrealized gain	79,246,067	87,784,886	222,572,969	116,983,160	73,640,567

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$79,879,633	$108,986,839	$218,862,900	$113,229,299	$79,928,557

(a) Consolidated Statement of Operations.

(b) Commencement of Operations June 27, 2019.

See notes to financial statements.

102	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BGR		CII
	Year Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,075,651	$8,403,497	$8,012,154	$7,566,999
Net realized gain (loss)	(24,802,316)	4,084,438	20,096,351	35,126,726
Net change in unrealized appreciation (depreciation)	60,005,258	(98,385,944)	134,499,339	(83,178,025)

Net increase (decrease) in net assets resulting from operations	45,278,593	(85,898,009)	162,607,844	(40,484,300)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(10,080,237)	(8,135,490)	(27,696,642)	(19,927,105)
From return of capital	(17,693,107)	(19,637,853)	(16,349,752)	(23,911,918)

Decrease in net assets resulting from distributions to shareholders	(27,773,344)	(27,773,343)	(44,046,394)	(43,839,023)

NET ASSETS
Total increase (decrease) in net assets	17,505,249	(113,671,352)	118,561,450	(84,323,323)
Beginning of year	357,390,574	471,061,926	674,076,946	758,400,269

End of year	$374,895,823	$357,390,574	$792,638,396	$674,076,946

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	103

Statements of Changes in Net Assets  (continued)

	BDJ		BOE
	Year Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$35,572,226	$33,747,656	$20,684,957	$21,234,142
Net realized gain (loss)	79,452,284	131,492,050	(37,889,330)	384,068
Net change in unrealized appreciation (depreciation)	269,293,501	(290,361,539)	148,014,247	(112,910,961)

Net increase (decrease) in net assets resulting from operations	384,318,011	(125,121,833)	130,809,874	(91,292,751)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(140,879,229)	(105,098,764)	(20,682,389)	(56,899,700)
From return of capital	—	—	(29,979,719)	(1,381,549)

Decrease in net assets resulting from distributions to shareholders	(140,879,229)	(105,098,764)	(50,662,108)	(58,281,249)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	—	(27,037,545)	(7,051,296)

NET ASSETS
Total increase (decrease) in net assets	243,438,782	(230,220,597)	53,110,221	(156,625,296)
Beginning of year	1,638,236,508	1,868,457,105	754,601,561	911,226,857

End of year	$1,881,675,290	$1,638,236,508	$807,711,782	$754,601,561

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

104	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BGY		BME
	Year Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$16,918,169	$18,248,886	$633,566	$655,319
Net realized gain (loss)	(36,948,302)	85,049,308	23,093,368	23,295,553
Net change in unrealized appreciation (depreciation)	134,495,399	(194,507,169)	56,152,699	(1,509,114)

Net increase (decrease) in net assets resulting from operations	114,465,266	(91,208,975)	79,879,633	22,441,758

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(36,797,115)	(48,308,022)	(25,002,003)	(22,690,477)
From return of capital	(6,617,930)	—	—	—

Decrease in net assets resulting from distributions to shareholders	(43,415,045)	(48,308,022)	(25,002,003)	(22,690,477)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	—	—	37,463,441	19,980,202
Reinvestment of common distributions	—	—	1,756,542	1,085,098
Redemption of shares resulting from share repurchase program (including transaction costs)	(11,037,544)	(6,926,639)	—	—

Net increase in net assets derived from capital share transactions	(11,037,544)	(6,926,639)	39,219,983	21,065,300

NET ASSETS
Total increase (decrease) in net assets	60,012,677	(146,443,636)	94,097,613	20,816,581
Beginning of year	623,234,450	769,678,086	352,674,978	331,858,397

End of year	$683,247,127	$623,234,450	$446,772,591	$352,674,978

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	105

Statements of Changes in Net Assets  (continued)

	BCX(a)		BST
	Year Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$21,201,953	$20,773,524	$(3,710,069)	$(2,924,164)
Net realized gain (loss)	(20,246,713)	41,800,914	75,947,016	65,743,514
Net change in unrealized appreciation (depreciation)	108,031,599	(215,389,129)	146,625,953	(57,603,461)

Net increase (decrease) in net assets resulting from operations	108,986,839	(152,814,691)	218,862,900	5,215,889

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	(21,302,066)	(17,715,545)	(78,918,792)	(39,423,699)
From return of capital	(36,208,319)	(41,596,743)	—	—

Decrease in net assets resulting from distributions to shareholders	(57,510,385)	(59,312,288)	(78,918,792)	(39,423,699)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	—	—	9,976,531	—
Reinvestment of common distributions	—	—	4,843,194	1,815,026
Redemption of shares resulting from share repurchase program (including transaction costs)	(27,004,375)	(17,063,427)	—	—

Net increase in net assets derived from capital share transactions	(27,004,375)	(17,063,427)	14,819,725	1,815,026

NET ASSETS
Total increase (decrease) in net assets	24,472,079	(229,190,406)	154,763,833	(32,392,784)
Beginning of year	798,281,659	1,027,472,065	587,907,685	620,300,469

End of year	$822,753,738	$798,281,659	$742,671,518	$587,907,685

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

106	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BSTZ	BUI
	Period from 06/27/19(a) to 12/31/19	Year Ended December 31,
		2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(3,753,861)	$6,287,990	$8,349,272
Net realized gain (loss)	(28,717,347)	18,652,295	6,588,181
Net change in unrealized appreciation (depreciation)	145,700,507	54,988,272	(30,087,212)

Net increase (decrease) in net assets resulting from operations	113,229,299	79,928,557	(15,149,759)

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	—	(22,233,727)	(24,524,104)
From return of capital	(39,001,740)	(2,538,581)	(98,239)

Decrease in net assets resulting from distributions to shareholders	(39,001,740)	(24,772,308)	(24,622,343)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,557,499,120	7,651,380	—
Reinvestment of common distributions	4,139,306	1,596,219	928,907

Net increase in net assets derived from capital share transactions	1,561,638,426	9,247,599	928,907

NET ASSETS
Total increase (decrease) in net assets	1,635,865,985	64,403,848	(38,843,195)
Beginning of year	100,000	318,933,262	357,776,457

End of year	$1,635,965,985	$383,337,110	$318,933,262

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	107

Statements of Cash Flows

Year Ended December 31, 2019

	BGR	CII	BDJ	BOE	BGY

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$45,278,593	$162,607,844	$384,318,011	$130,809,874	$114,465,266
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	111,948,035	288,356,634	837,692,026	270,198,780	231,418,235
Purchases of long-term investments	(89,653,544)	(247,610,670)	(718,834,500)	(206,585,873)	(178,311,261)
Net proceeds from sales (purchases) of short-term securities	(7,738,415)	10,365,759	44,526,058	18,564,054	7,971,101
Premiums paid on closing options written	(18,354,922)	(81,669,440)	(218,275,230)	(70,978,934)	(57,353,292)
Premiums received from options written	20,866,264	65,872,243	156,785,150	48,505,554	37,570,392
Net realized (gain) loss on investments and options written	24,779,979	(20,071,004)	(79,305,834)	37,985,325	36,904,954
Net unrealized appreciation on investments, options written and foreign currency translations	(60,003,087)	(134,499,339)	(269,286,952)	(147,974,372)	(134,434,949)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	(6,112)	6,956	56,134	6,959	(22,981)
Dividends — unaffiliated	325,386	(54,914)	(15,951)	(269,446)	(361,842)
Deferred offering costs	—	—	—	—	—
Prepaid expenses	(2,686)	(3,571)	(6,748)	(5,344)	(4,936)

Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	265,962	604,655	1,359,049	551,098	517,274
Trustees’ and Officer’s fees	96,761	48,425	206,338	148,830	125,512
Other accrued expenses	(8,278)	26,617	19,281	33,375	33,777

Net cash provided by operating activities	27,793,936	43,980,195	139,236,832	80,989,880	58,517,250

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(27,805,070)	(44,061,114)	(139,834,508)	(50,728,516)	(43,443,738)
Payments on Common Shares redeemed	—	—	—	(28,122,861)	(11,704,428)
Increase in bank overdraft	4,658	35,774	553,855	—	—

Net cash used for financing activities	(27,800,412)	(44,025,340)	(139,280,653)	(78,851,377)	(55,148,166)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$17	$—	$7	$(544)	$4,507

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	(6,459)	(45,145)	(43,814)	2,137,959	3,373,591
Restricted and unrestricted cash and foreign currency at beginning of year	6,459	45,145	45,002	3,390,135	5,142,970

Restricted and unrestricted cash and foreign currency at end of year	$—	$—	$1,188	$5,528,094	$8,516,561

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	—	—	—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Collateral — options written	—	—	—	4,705,000	5,511,000
Collateral — OTC derivatives	—	—	—	450,000	2,493,000
Foreign currency at value	—	—	1,188	373,094	512,561

	$—	$—	$1,188	$5,528,094	$8,516,561

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	—	45,145	43,458	—	—
Cash pledged:
Collateral — options written	—	—	—	2,785,000	4,136,000
Collateral — OTC derivatives	—	—	—	—	201,000
Foreign currency at value	6,459	—	1,544	605,135	805,970

	$6,459	$45,145	$45,002	$3,390,135	$5,142,970

See notes to financial statements.

108	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (continued)

Year Ended December 31, 2019

	BME	BCX(a)	BST	BSTZ(b)	BUI

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$79,879,633	$108,986,839	$218,862,900	$113,229,299	$79,928,557
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	182,049,111	635,589,612	329,269,886	173,918,062	158,539,126
Purchases of long-term investments	(214,060,707)	(571,430,716)	(233,470,900)	(1,610,400,515)	(135,726,150)
Net proceeds from sales (purchases) of short-term securities	22,229,255	37,386	(2,432,448)	(163,157,240)	(2,918,347)
Premiums paid on closing options written	(31,680,127)	(58,862,271)	(88,412,146)	(24,338,098)	(27,401,131)
Premiums received from options written	26,407,460	57,477,850	68,542,541	42,537,280	17,861,739
Net realized (gain) loss on investments and options written	(23,280,815)	20,333,004	(76,199,703)	28,802,639	(18,897,220)
Net unrealized appreciation on investments, options written and foreign currency translations	(56,152,224)	(108,028,074)	(146,625,953)	(145,699,224)	(54,971,940)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	40,221	15,896	(4,076)	(114,714)	(4,292)
Dividends — unaffiliated	(87,976)	485,448	(119,199)	(271,053)	185,420
Securities lending income — affiliated	(7,434)	748	(2,361)	(117,203)	—
Deferred offering costs	(76,717)	—	(251,428)	—	(125,359)
Prepaid expenses	(5,610)	(5,949)	(5,414)	(1,988)	(2,754)

Increase (Decrease) in Liabilities:
Cash collateral on securities loaned at value	249,127	(93,484)	(1,710,283)	66,926,868	—
Payables:
Investment advisory fees	415,894	646,857	636,995	3,283,857	333,374
Trustees’ and Officer’s fees	(3,202)	38,255	(16,193)	8,823	(7,600)
Other accrued expenses	(18,295)	32,583	(11,167)	388,266	(278)

Net cash provided by (used for) operating activities	(14,102,406)	85,223,984	68,051,051	(1,515,004,941)	16,793,145

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(23,245,461)	(57,544,481)	(74,075,598)	(33,341,755)	(23,176,089)
Payments for offering costs	(24,000)	—	38,740	—	35,780
Payments on Common Shares redeemed	—	(27,838,068)	—	—	—
Proceeds from issuance of Common Shares	37,496,782	—	7,734,973	1,557,499,120	7,295,611
Decrease in bank overdraft	—	—	—	—	(126,775)

Net cash (provided by) used for financing activities	14,227,321	(85,382,549)	(66,301,885)	1,524,157,365	(15,971,473)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$2	$319	$64	$19	$20

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	124,917	(158,246)	1,749,230	9,152,443	821,692
Restricted and unrestricted cash and foreign currency at beginning of period	288	245,297	1,183,297	100,000	57

Restricted and unrestricted cash and foreign currency at end of period	$125,205	$87,051	$2,932,527	$9,252,443	$821,749

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	1,756,542	—	4,843,194	4,139,306	1,596,219

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	74,997	—	—	501,313	61,749
Cash pledged:
Collateral — options written	50,000	—	—	—	—
Collateral — OTC derivatives	—	—	2,930,000	8,750,000	760,000
Foreign currency at value	208	87,051	2,527	1,130	—

	$125,205	$87,051	$2,932,527	$9,252,443	$821,749

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	—	43,980	21,377	100,000	—
Cash pledged:
Collateral — written options	—	—	1,160,000	—	—
Foreign currency at value	288	201,317	1,920	—	57

	$288	$245,297	$1,183,297	$100,000	$57

(a)	Consolidated Statement of Cash Flows.
(b)	Commencement of operations June 27, 2019.

See notes to financial statements.

FINANCIAL STATEMENTS	109

Financial Highlights

(For a share outstanding throughout each period)

	BGR

	Year Ended December 31,
	2019	2018	2017		2016	2015

Net asset value, beginning of year	$11.98	$15.79	$16.33		$14.05	$21.15

Net investment income(a)	0.34	0.28	0.40	(b)	0.27	0.29
Net realized and unrealized gain (loss)	1.18	(3.16)	(0.01)		3.01	(5.89)

Net increase (decrease) from investment operations	1.52	(2.88)	0.39		3.28	(5.60)

Distributions(c)
From net investment income	(0.34)	(0.27)	(0.40)		(0.27)	(0.29)
From return of capital	(0.59)	(0.66)	(0.53)		(0.73)	(1.21)

Total distributions	(0.93)	(0.93)	(0.93)		(1.00)	(1.50)

Net asset value, end of year	$12.57	$11.98	$15.79		$16.33	$14.05

Market price, end of year	$11.88	$10.45	$14.18		$14.44	$12.53

Total Return(d)
Based on net asset value	13.74%	(18.84)%	3.49%		25.07%	(27.47)%

Based on market price	23.23%	(21.16)%	5.11%		24.01%	(31.42)%

Ratios to Average Net Assets
Total expenses	1.35%	1.29%	1.31%		1.31%	1.29%

Total expenses after fees waived and/or reimbursed	1.16%	1.14%	1.18%		1.24%	1.26%

Net investment income	2.67%	1.87%	2.69	%(b)	1.80%	1.60%

Supplemental Data
Net assets, end of year (000)	$374,896	$357,391	$471,062		$487,064	$418,981

Portfolio turnover rate	24%	32%	24%		33%	56%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.15 per share and 0.99%, respectively, resulting from a special dividend from BakerHughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

See notes to financial statements.

110	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	CII

	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$15.28	$17.19		$15.08	$15.11	$15.67

Net investment income(a)	0.18	0.17		0.15	0.13	0.11
Net realized and unrealized gain (loss)	3.50	(1.09)		2.95	0.99	0.53

Net increase (decrease) from investment operations	3.68	(0.92)		3.10	1.12	0.64

Distributions(b)
From net investment income	(0.19)	(0.17	)(c)	(0.15)	(0.13)	(0.14)
From net realized gain	(0.44)	(0.28	)(c)	—	(0.04)	(1.06)
From return of capital	(0.37)	(0.54)		(0.84)	(0.98)	—

Total distributions	(1.00)	(0.99)		(0.99)	(1.15)	(1.20)

Net asset value, end of year	$17.96	$15.28		$17.19	$15.08	$15.11

Market price, end of year	$17.25	$14.08		$16.38	$13.71	$14.14

Total Return(d)
Based on net asset value	25.08%	(5.44)%		21.69%	8.66%	4.66%

Based on market price	30.38%	(8.56)%		27.54%	5.56%	9.86%

Ratios to Average Net Assets
Total expenses	0.91%	0.90%		0.93%	0.95%	0.94%

Total expenses after fees waived and/or reimbursed	0.91%	0.90%		0.93%	0.95%	0.94%

Net investment income	1.08%	1.00%		0.94%	0.89%	0.71%

Supplemental Data
Net assets, end of year (000)	$792,638	$674,077		$758,400	$665,159	$666,492

Portfolio turnover rate	32%	27%		32%	54%	133%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	111

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BDJ

	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$8.74	$9.96		$9.22	$8.70	$9.24

Net investment income(a)	0.18	0.18	(b)	0.16	0.17	0.17
Net realized and unrealized gain (loss)	1.86	(0.84)		1.14	0.91	(0.15)

Net increase (decrease) from investment operations	2.04	(0.66)		1.30	1.08	0.02

Distributions(c)
From net investment income	(0.08)	(0.18	)(d)	(0.17)	(0.17)	(0.17)
From net realized gain	(0.67)	(0.38	)(d)	(0.39)	—	—
From return of capital	—	—		—	(0.39)	(0.39)

Total distributions	(0.75)	(0.56)		(0.56)	(0.56)	(0.56)

Net asset value, end of year	$10.03	$8.74		$9.96	$9.22	$8.70

Market price, end of year	$9.92	$7.77		$9.23	$8.15	$7.61

Total Return(e)
Based on net asset value	24.52%	(6.59)%		15.06%	13.90%	1.10%

Based on market price	38.53%	(10.39)%		20.63%	15.11%	0.63%

Ratios to Average Net Assets
Total expenses	0.87%	0.85%		0.86%	0.87%	0.86%

Total expenses after fees waived and/or reimbursed	0.87%	0.85%		0.86%	0.85%	0.85%

Net investment income	1.99%	1.85	%(b)	1.73%	1.91%	1.85%

Supplemental Data
Net assets, end of year (000)	$1,881,675	$1,638,237		$1,868,457	$1,741,649	$1,643,508

Portfolio turnover rate	40%	34%		42%	33%	26%

(a)	Based on average Common Shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.14%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

See notes to financial statements.

112	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BOE

	Year Ended December 31,
	2019	2018		2017		2016	2015

Net asset value, beginning of year	$11.07	$13.22		$13.38		$14.25	$15.27

Net investment income(a)	0.30	0.31		0.17		0.15	0.11
Net realized and unrealized gain (loss)	1.71	(1.61)		1.96		0.03	0.03

Net increase (decrease) from investment operations	2.01	(1.30)		2.13		0.18	0.14

Distributions(b)
From net investment income	(0.31)	(0.31	)(d)	(0.19)		(0.10)	(0.17)
In excess of net investment income(c)	—	—		—		—	(0.10)
From net realized gain	—	(0.52	)(d)	(2.10)		—	—
From return of capital	(0.45)	(0.02)		—		(0.95)	(0.89)

Total distributions	(0.76)	(0.85)		(2.29)		(1.05)	(1.16)

Net asset value, end of year	$12.32	$11.07		$13.22		$13.38	$14.25

Market price, end of year	$10.99	$9.37		$12.51		$11.57	$12.76

Total Return(e)
Based on net asset value	19.54%	(9.63)%		17.22	%(f)	2.62%	1.81%

Based on market price	25.98%	(19.16)%		28.28%		(0.90)%	6.03%

Ratios to Average Net Assets
Total expenses	1.12%	1.08%		1.09	%(g)	1.10%	1.08	%(g)

Total expenses after fees waived and/or reimbursed	0.94%	0.94%		1.02	%(g)	1.05%	1.05	%(g)

Net investment income	2.62%	2.52%		1.20	%(g)	1.15%	0.73	%(g)

Supplemental Data
Net assets, end of year (000)	$807,712	$754,602		$911,227		$929,897	$990,318

Portfolio turnover rate	26%	28%		133%		64%	72%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Taxable distribution.
(d)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	113

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BGY

	Year Ended December 31,
	2019	2018		2017		2016	2015

Net asset value, beginning of year	$5.79	$7.06		$6.28		$6.95	$7.61

Net investment income(a)	0.16	0.17	(b)	0.09		0.09	0.08
Net realized and unrealized gain (loss)	0.93	(1.00)		1.15		(0.24)	(0.15)

Net increase (decrease) from investment operations	1.09	(0.83)		1.24		(0.15)	(0.07)

Distributions(c)
From net investment income	(0.16)	(0.16	)(d)	(0.09)		(0.07)	(0.11)
From net realized gain	(0.19)	(0.28	)(d)	—		—	—
From return of capital	(0.06)	—		(0.37)		(0.45)	(0.48)

Total distributions	(0.41)	(0.44)		(0.46)		(0.52)	(0.59)

Net asset value, end of year	$6.47	$5.79		$7.06		$6.28	$6.95

Market price, end of year	$5.89	$4.98		$6.52		$5.51	$6.24

Total Return(e)
Based on net asset value	20.20%	(11.48)%		20.88	%(f)	(1.12)%	(0.47)%

Based on market price	27.22%	(17.55)%		27.23%		(3.37)%	0.90%

Ratios to Average Net Assets(g)
Total expenses	1.13%	1.09%		1.12%		1.12%	1.09%

Total expenses after fees waived and/or reimbursed	1.03%	0.99%		1.02%		1.02%	1.01%

Net investment income	2.57%	2.59	%(b)	1.31%		1.41%	1.09%

Supplemental Data
Net assets, end of year (000)	$683,247	$623,234		$769,678		$690,628	$764,154

Portfolio turnover rate	28%	60%		90%		74%	67%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	—%	—%	0.02%	0.01%	0.01%

See notes to financial statements.

114	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BME

	Year Ended December 31,
	2019	2018		2017	2016		2015

Net asset value, beginning of year	$35.87	$35.69		$31.30	$36.19		$38.61

Net investment income (loss)(a)	0.06	0.07		0.02	0.02		(0.06)
Net realized and unrealized gain (loss)	7.66	2.51		6.77	(1.91)		4.34

Net increase (decrease) from investment operations	7.72	2.58		6.79	(1.89)		4.28

Distributions(b)
From net investment income	(0.12)	(0.07	)(c)	(0.04)	(0.03)		(0.63)
From net realized gain	(2.28)	(2.33	)(c)	(2.11)	(2.97)		(6.07)
From return of capital	—	—		(0.25)	—		—

Total distributions	(2.40)	(2.40)		(2.40)	(3.00)		(6.70)

Net asset value, end of year	$41.19	$35.87		$35.69	$31.30		$36.19

Market price, end of year	$42.50	$36.45		$36.50	$31.75		$39.35

Total Return(d)
Based on net asset value	22.26%	7.26%		22.17%	(5.36)%		10.70%

Based on market price	24.15%	6.57%		23.17%	(11.71)%		8.87%

Ratios to Average Net Assets(e)
Total expenses	1.09%	1.11%		1.12%	1.15	%(f)	1.13%

Total expenses after fees waived and/or reimbursed and excluding amortization of offering costs	1.09%	1.11%		1.12%	1.14%		1.12%

Net investment income (loss)	0.16%	0.19%		0.06%	0.07%		(0.14)%

Supplemental Data
Net assets, end of year (000)	$446,773	$352,675		$331,858	$270,693		$297,530

Portfolio turnover rate	47%	37%		38%	59%		68%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%

(f)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.16%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	115

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BCX

	Year Ended December 31,
	2019	2018	2017		2016	2015

Net asset value, beginning of year	$8.44	$10.64	$9.86		$8.35	$11.67

Net investment income(a)	0.23	0.22	0.20	(b)	0.14	0.25
Net realized and unrealized gain (loss)	0.99	(1.80)	1.19		1.95	(2.76)

Net increase (decrease) from investment operations	1.22	(1.58)	1.39		2.09	(2.51)

Distributions(c)
From net investment income	(0.23)	(0.19)	(0.24)		(0.15)	(0.25)
From return of capital	(0.39)	(0.43)	(0.37)		(0.43)	(0.56)

Total distributions	(0.62)	(0.62)	(0.61)		(0.58)	(0.81)

Net asset value, end of year	$9.04	$8.44	$10.64		$9.86	$8.35

Market price, end of year	$8.07	$7.06	$9.77		$8.27	$7.11

Total Return(d)
Based on net asset value	15.88%	(14.90)%	15.60%		27.41%	(21.31)%

Based on market price	23.67%	(22.47)%	26.55%		25.50%	(19.47)%

Ratios to Average Net Assets
Total expenses	1.11%	1.08%	1.08%		1.08%	1.07%

Total expenses after fees waived and/or reimbursed	1.11%	1.08%	1.08%		1.08%	1.07%

Net investment income	2.56%	2.17%	2.06	%(b)	1.61%	2.43%

Supplemental Data
Net assets, end of year (000)	$822,754	$798,282	$1,027,472		$976,899	$827,040

Portfolio turnover rate	69%	66%	73%		101%	74%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include less than $0.04 per share and 0.39% respectively, resulting from a special dividend from Baker Hughes Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

See notes to financial statements.

116	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BST

	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$26.21	$27.73		$20.10	$19.70	$19.43

Net investment income (loss)(a)	(0.17)	(0.13)		(0.05)	0.00 (b)	0.03
Net realized and unrealized gain	9.92	0.37		8.96	1.60	1.44

Net increase from investment operations	9.75	0.24		8.91	1.60	1.47

Distributions(c)
From net investment income	—	—	(d)	(0.05)	—	(0.03)
From net realized gain	(3.51)	(1.76	)(d)	(0.22)	—	(0.01)
From return of capital	—	—		(1.01)	(1.20)	(1.16)

Total distributions	(3.51)	(1.76)		(1.28)	(1.20)	(1.20)

Net asset value, end of year	$32.45	$26.21		$27.73	$20.10	$19.70

Market price, end of year	$33.27	$27.48		$26.69	$17.94	$17.31

Total Return(e)
Based on net asset value	37.82%	0.24%		45.73%	9.36%	8.61%

Based on market price	34.77%	9.18%		57.15%	11.08%	5.36%

Ratios to Average Net Assets
Total expenses	1.08%	1.09%		1.09%	1.10%	1.12%

Total expenses after fees waived and/or reimbursed	0.92%	0.89%		0.89%	0.90%	0.92%

Net investment income (loss)	(0.52)%	(0.43)%		(0.19)%	0.02%	0.15%

Supplemental Data
Net assets, end of year (000)	$742,672	$587,908		$620,300	$452,443	$443,477

Portfolio turnover rate	32%	53%		41%	74%	91%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	117

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BSTZ
	Period from 06/27/19 (a) to 12/31/19

Net asset value, beginning of period	$20.00

Net investment income(b)	(0.05)
Net realized and unrealized gain	1.50

Net increase from investment operations	1.45

Distribution from return of capital	(0.50)

Net asset value, end of period	$20.95

Market price, end of period	$20.50

Total Return(c)
Based on net asset value	7.40	%(d)

Based on market price	5.10	%(d)

Ratios to Average Net Assets
Total expenses	1.32	%(e)(f)

Total expenses after fees waived and/or reimbursed	1.30	%(e)(f)

Net investment loss	(0.48	)%(e)(f)

Supplemental Data
Net assets, end of period (000)	$1,635,966

Portfolio turnover rate	16%

(a)	Commencement of operations. This information includes the initial investment by BlackRock HoldCo2, Inc.
(b)	Based on average shares outstanding.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.04%.

See notes to financial statements.

118	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BUI

	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$18.77	$21.12		$19.42	$19.50	$22.47

Net investment income(a)	0.37	0.49		0.56	0.56	0.47
Net realized and unrealized gain (loss)	4.33	(1.39)		2.59	0.81	(1.99)

Net increase (decrease) from investment operations	4.70	(0.90)		3.15	1.37	(1.52)

Distributions(b)
From net investment income	(0.24)	(0.63	)(c)	(0.47)	(0.49)	(0.42)
From net realized gain	(1.06)	(0.81	)(c)	(0.98)	(0.53)	(0.54)
From return of capital	(0.15)	(0.01)		—	(0.43)	(0.49)

Total distributions	(1.45)	(1.45)		(1.45)	(1.45)	(1.45)

Net asset value, end of year	$22.02	$18.77		$21.12	$19.42	$19.50

Market price, end of year	$22.31	$19.76		$21.62	$18.41	$16.78

Total Return(d)
Based on net asset value	25.63%	(4.40)%		16.62%	7.57%	(6.09)%

Based on market price	20.91%	(1.68)%		25.93%	18.50%	(12.45)%

Ratios to Average Net Assets
Total expenses	1.12%	1.12%		1.11%	1.13%	1.11%

Total expenses after fees waived and/or reimbursed	1.10%	1.09%		1.09%	1.13%	1.11%

Net investment income	1.78%	2.46%		2.70%	2.83%	2.24%

Supplemental Data
Net assets, end of year (000)	$383,337	$318,933		$357,776	$328,297	$329,747

Portfolio turnover rate	39%	28%		31%	8%	20%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	119

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Energy and Resources Trust	BGR	Delaware	Non-diversified
BlackRock Enhanced Capital and Income Fund, Inc.	CII	Maryland	Diversified
BlackRock Enhanced Equity Dividend Trust	BDJ	Delaware	Diversified
BlackRock Enhanced Global Dividend Trust	BOE	Delaware	Diversified
BlackRock Enhanced International Dividend Trust	BGY	Delaware	Diversified
BlackRock Health Sciences Trust	BME	Delaware	Diversified
BlackRock Resources & Commodities Strategy Trust	BCX	Delaware	Non-diversified
BlackRock Science and Technology Trust	BST	Delaware	Non-diversified
BlackRock Science and Technology Trust II*	BSTZ	Delaware	Non-diversified
BlackRock Utilities, Infrastructure & Power Opportunities Trust	BUI	Delaware	Diversified

*	Commenced operations on June 27, 2019.

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Prior to commencement of operations on June 27, 2019, BSTZ had no operations other than those relating to organizational matters and the sale of 5,000 common shares on May 3, 2019 to BlackRock Financial Management, Inc., an affiliate of BSTZ, for $100,000. Investment operations for BSTZ commenced on June 27, 2019.

Basis of Consolidation: The accompanying consolidated financial statements of BCX include the account of BlackRock Cayman Resources & Commodities Strategy Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of BCX and primarily invests in commodity-related instruments. The Subsidiary enables BCX to hold these commodity-related instruments and satisfy regulated investment company tax requirements. BCX may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. During the year ended December 31, 2019, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to BCX, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, are recognized on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and options written) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a

120	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

“senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend date. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. See Note 8, Income Tax Information, for the tax character of each Trust’s distributions paid during the period.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset BCX’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Organization and Offering Costs: Organization costs associated with the establishment of BSTZ and offering expenses of BSTZ with respect to the issuance of shares in the amounts of $140,500 and $1,353,100, respectively, were paid by the Manager. BSTZ is not obligated to repay any such organizational costs or offering expenses paid by the Manager.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

NOTES TO FINANCIAL STATEMENTS	121

Notes to Financial Statements  (continued)

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Trusts value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification

122	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2019, certain investments of BME, BCX, and BSTZ were valued using NAV or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Certain Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trusts are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Trusts’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trusts, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Trust can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Trusts’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
BME
Citigroup Global Markets, Inc.	$11,421	$(11,421)	$—
Credit Suisse Securities (USA) LLC	46,885	(46,885)	—
Deutsche Bank Securities Inc.	11,266	(10,903)	363
Goldman Sachs & Co	102,871	(102,871)
Morgan Stanley & Co. LLC	73,819	(73,819)	—

	$246,262	$(245,899)	$363

BCX
Goldman Sachs & Co.	$182,896	$(180,501)	$2,395

	$182,896	$(180,501)	$2,395

NOTES TO FINANCIAL STATEMENTS	123

Notes to Financial Statements  (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
BSTZ
Citigroup Global Markets, Inc.	$19,901,714	$(19,901,714)	$—
Credit Suisse Securities (USA) LLC	104,397	(104,397)	—
Goldman Sachs & Co	16,971,064	(16,971,064)	—
JP Morgan Securities LLC	22,930,163	(22,930,163)	—
TD Prime Services LLC	3,330,600	(3,330,600)	—
UBS Securities LLC	2,547,387	(2,547,387)	—

	$65,785,325	$(65,785,325)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Trust is disclosed in the Trust’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of December 31, 2019. Additional collateral is delivered to each Trust on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Trusts benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Trust could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Trusts.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully

124	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BCX pays the Manager a monthly fee at the following annual rates:

Average weekly value of each Trust’s net assets:
BGR	1.20%
BDJ	0.80
BOE	1.00
BME	1.00

Average daily value of each Trust’s net assets:
CII	0.85%
BGY	1.00
BST	1.00
BSTZ	1.25
BUI	1.00

For purposes of calculating these fees, “net assets” mean the total assets of BGR, BDJ, BOE, BGY, BME, CII, BCX and BUI minus the sum of its accrued liabilities.

For such services, BCX pays the Manager a monthly fee of 1.00% of the sum of the average daily value of the net assets of the Trust (excluding the value of the Trust’s interest in the Subsidiary) and the average daily value of the net assets of its subsidiary, which fee is allocated pro rata between the Trust and the Subsidiary based on the average daily value of their respective net assets (excluding, in the case of the Trust, the value of the Trust’s interest in the Subsidiary).

For purposes of calculating these fees, “managed assets” are determined as total assets of BST and BSTZ (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

With respect to BGR, BOE, BGY, BCX and BUI, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

The Manager provides investment management and other services to BCX’s Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, BCX pays the Manager based on the Trust’s net assets which includes the assets of the Subsidiary.

Distribution Fees: BME, BST and BUI have entered into Distribution Agreements with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BME’s, BST’s and BUI’s common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BME, BST and BUI will compensate BRIL with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BME’s, BST’s and BUI’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the year ended December 31, 2019 amounted to $75,264, $16,844 and $14,955 for BME, BST and BUI, respectively.

Expense Limitations, Waivers and Reimbursements: The Manager has contractually agreed to waive a portion of the investment advisory fees on BST as a percentage of its average daily managed assets as follows:

		Expiration Date
BST	0.15%	December 31, 2019
	0.10	December 31, 2020
	0.05	December 31, 2021

The Manager voluntarily agreed to waive a portion of the investment advisory fees on the following Trusts as a percentage of their average weekly net assets (BGR and BOE) or average daily net assets (BUI and BGY), as follows:

BGR	0.220%
BOE	0.175
BUI	0.025
BGY	0.100

NOTES TO FINANCIAL STATEMENTS	125

Notes to Financial Statements  (continued)

For BGR, prior to July 3, 2019, the portion of investment advisory fees which the Manager had voluntarily waived was an annual rate of 0.15% of the Trust’s average weekly net assets.

These voluntary waivers may be reduced or discontinued at any time without notice.

For the year ended December 31, 2019, the investment advisory fees waived, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations, were as follows:

BGR	$692,861
BOE	1,381,106
BGY	658,926
BST	1,063,793
BUI	88,120

With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2021. Prior to December 1, 2019, this waiver and/or reimbursement was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2019, the amounts waived were as follows:

Amount Waived
BGR	$6,446
CII	3,486
BDJ	15,836
BOE	3,456
BGY	7,691
BME	13,292
BCX	10,518
BST	3,497
BSTZ	139,587
BUI	6,182

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2021. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended December 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to these arrangements.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Trusts. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Trust retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”). Each Trust retains 82% of securities lending income (which excludes collateral investment expenses).

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, each Trust, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income (which excludes collateral investment expenses) in an amount equal to 85% of securities lending income.

Prior to January 1, 2019, each Trust (other than BSTZ, which commenced operations after such date) retained 80% of securities lending income (which excluded collateral investment expenses). In addition, commencing the business day following the date that the aggregate securities lending income earned across a complex of closed-end funds referred to as the Closed-End Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 85% of securities lending income (which excluded collateral investment expenses).

126	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Trust is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended December 31, 2019, each Trust paid BIM the following amounts for securities lending agent services:

BME	$12,100
BCX	11,475
BST	89,229
BSTZ	215,327

Trustees and Officers: Certain trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the period ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
BST	$—	$818,872	$(1,069,052)
BSTZ	237,801	—	—

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	Purchases	Sales
BGR	$89,653,544	$111,948,035
CII	236,657,991	288,345,277
BDJ	717,591,358	836,864,608
BOE	206,594,835	270,762,197
BGY	178,310,793	231,418,235
BME	213,309,398	182,051,339
BCX	571,418,855	635,589,612
BST	230,545,748	329,313,090
BSTZ	1,610,392,703	173,913,766
BUI	135,726,150	158,539,126

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019, except for BSTZ, which remains open for the period ended December 31, 2019. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses and net operating losses were reclassified to the following accounts:

	BGR	CII	BDJ	BOE	BGY	BME	BCX	BST	BSTZ	BUI
Paid-in capital	$—	$—	$—	$—	$—	$(46,886)	$—	$(3,736,092)	$(4,050,650)	$(27,175)
Accumulated earnings (loss)	—	—	—	—	—	46,886	—	3,736,092	4,050,650	27,175

NOTES TO FINANCIAL STATEMENTS	127

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	BGR	CII	BDJ	BOE	BGY	BME	BCX	BST	BSTZ	BUI
Ordinary income
12/31/2019	$10,080,237	$8,072,143	$22,868,103	$20,682,389	$16,830,492	$1,199,799	$21,302,066	$—	$—	$4,110,805
12/31/2018	8,135,490	7,552,897	33,730,833	22,660,720	17,828,120	692,439	17,715,545	—	—	12,194,916
Long-term capital gains
12/31/2019	—	19,624,499	118,011,126	—	19,966,623	23,802,204	—	78,918,792	—	18,122,922
12/31/2018	—	12,374,208	71,367,931	34,238,980	30,479,902	21,998,038	—	39,423,699	—	12,329,188
Return of capital
12/31/2019	17,693,107	16,349,752	—	29,979,719	6,617,930	—	36,208,319	—	39,001,740	2,538,581
12/31/2018	19,637,853	23,911,918	—	1,381,549	—	—	41,596,743	—	—	98,239

Total
12/31/2019	$27,773,344	$44,046,394	$140,879,229	$50,662,108	$43,415,045	$25,002,003	$57,510,385	$78,918,792	$39,001,740	$24,772,308

12/31/2018	$27,773,343	$43,839,023	$105,098,764	$58,281,249	$48,308,022	$22,690,477	$59,312,288	$39,423,699	$—	$24,622,343

As of period end, the tax components of accumulated earnings (losses) were as follows:

	BGR	CII	BDJ	BOE	BGY	BME	BCX	BST	BSTZ	BUI
Undistributed ordinary income	$—	$—	$20,731,046	$—	$—	$—	$—	$—	$—	$—
Undistributed long-term capital gains	—	—	84,545,997	—	—	—	—	25,963,356	—	—
Non-expiring capital loss carryforwards(a)	(185,729,928)	—	—	(29,524,908)	(27,853,009)	—	(426,115,393)	—	(16,443,625)	—
Net unrealized gains (losses)(b)	(1,588,846)	231,316,400	455,769,293	71,264,914	55,451,537	154,892,206	89,457,292	361,137,630	145,121,027	94,207,095
Qualified late-year losses(c)	—	—	—	—	(18,346)	(267,765)	—	(1,764,740)	(11,397,453)	(15,598)

	$(187,318,774)	$231,316,400	$561,046,336	$41,740,006	$27,580,182	$154,624,441	$(336,658,101)	$385,336,246	$117,279,949	$94,191,497

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain options contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income and the deferral of compensation to Trustees.

(c)	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the next taxable period.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BGR	CII	BDJ	BOE	BGY	BME	BCX	BST	BSTZ	BUI
Tax cost	$377,799,446	$568,752,706	$1,440,427,871	$727,564,540	$618,133,158	$293,412,772	$736,678,354	$378,138,367	$1,568,107,455	$282,713,507

Gross unrealized appreciation	$25,230,236	$243,955,051	$504,070,926	$107,865,633	$83,515,198	$160,793,889	$121,216,412	$375,393,861	$216,578,649	$104,331,581
Gross unrealized depreciation	(24,602,146)	(10,642,414)	(38,396,489)	(29,393,158)	(23,781,089)	(3,525,316)	(27,899,849)	(7,820,632)	(71,622,688)	(2,608,872)

Net unrealized appreciation	$628,090	$233,312,637	$465,674,437	$78,472,475	$59,734,109	$157,268,573	$93,316,563	$367,573,229	$144,955,961	$101,722,709

9.	PRINCIPAL RISKS

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. BME’s, BST’s and BUI’s prospectuses provide details of the risks to which each Trust is subject.

The Trusts may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise trusts to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trusts’ net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

128	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposit collateral with its counterparty to a written option.

With exchange-traded options purchased and futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: As of period end, the Trusts listed below invested a significant portion of their assets in securities in the following sectors:

Energy .	BGR, BCX
Financials	BDJ
Health Care	BME
Information Technology	BST, BSTZ
Materials	BCX
Utilities	BUI

Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

BOE and BGY invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Trusts concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

BGY and BOE invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Trusts’ investments.

NOTES TO FINANCIAL STATEMENTS	129

Notes to Financial Statements  (continued)

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

10.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, with the exception of CII, all of which were initially classified as Common Shares. CII is authorized to issue 200 million Common Shares. The par value for each Trust’s Common Shares is $0.001, except for CII, which is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

For the periods shown, shares issued and outstanding increased by the following amounts as a result of shares issued through the Shelf Offering:

	Year Ended 12/31/19	Year Ended 12/31/18
BME	969,840	504,770
BST	304,272	—
BUI	349,552	—

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended 12/31/19	Year Ended 12/31/18
BME	46,035	28,688
BST	150,491	60,353
BSTZ	210,006	—
BUI	75,584	46,552

For the year ended December 31, 2019 and year December 31, 2018, for BGR, CII, and BDJ shares issued and outstanding remained constant.

Shares of BSTZ issued and outstanding for the period June 27, 2019 to December 31, 2019, increased by 77,874,956 from the Trust’s initial public offering. As of December 31, 2019, BlackRock Financial Management, Inc., an affiliate of BSTZ, owned 5,000 shares of BSTZ.

BME, BST and BUI have each filed a prospectus with the SEC allowing it to issue an additional 5,000,000, 13,000,000 and 5,000,000 Common Shares, respectively, through an equity Shelf Offerings. Under the Shelf Offerings, BME, BST and BUI, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above BME, BST and BUI NAV per Common Share (calculated within 48 hours of pricing). As of period end, 4,520,794, 12,695,728 and 4,650,448 Common Shares, respectively, remain available for issuance under the Shelf Offerings. From June 9, 2016 to April 28, 2019 and August 12, 2015 to June 8, 2016, BME was authorized to issue 2,500,000 Common Shares and 453,000 Common Shares, respectively, under previous Shelf Offerings. See Additional Information — Shelf Offering Program for additional information about the Shelf Offerings.

Initial costs incurred by each of BME, BST and BUI in connection with its Shelf Offering are recorded as “Deferred offering cost” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the shelf offering period will be charged to expense. Any subsequent costs incurred to keep the filing active will be charged to expense as incurred.

The Trusts (other than BSTZ) participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2018 through November 30, 2019, the Trusts (other than BSTZ) were permitted to repurchase up to 5% of their outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. From December 1, 2019 through November 30, 2020, the Trusts (other than BSTZ) may repurchase up to 5% of their outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts.

The total cost of the shares repurchased is reflected in the Trusts’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs, were as follows:

BOE	Shares	Amount
December 31, 2019	2,600,735	$27,037,545
December 31, 2018	728,069	7,051,296

BGY	Shares	Amount
December 31, 2019	2,027,081	$11,037,544
December 31, 2018	1,342,421	6,926,639

BCX	Shares	Amount
December 31, 2019	3,485,024	$27,004,375
December 31, 2018	2,000,565	17,063,427

130	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
BGR	$0.077600	$0.077600
CII	0.087500	0.087500
BDJ	0.050000	0.050000
BOE	0.063000	0.063000
BME	0.200000	0.200000
BGY	0.033800	0.033800
BCX	0.051600	0.051600
BST	0.165500	0.165500
BSTZ	0.100000	0.100000
BUI	0.121000	0.121000

(a)	Net investment income dividend paid on January 31, 2020 to shareholders of record on January 15, 2020.
(b)	Net investment income dividend declared on February 3, 2020, payable to shareholders of record on February 14, 2020.

NOTES TO FINANCIAL STATEMENTS	131

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Enhanced Global Dividend Trust, BlackRock Enhanced International Dividend Trust, BlackRock Health Sciences Trust, BlackRock Resources & Commodities Strategy Trust, BlackRock Science and Technology Trust, BlackRock Science and Technology Trust II, and BlackRock Utilities, Infrastructure & Power Opportunities Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Resources & Commodities Strategy Trust, including the consolidated schedule of investments, as of December 31, 2019, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. We have also audited the accompanying statement of assets and liabilities of BlackRock Science and Technology Trust II, including the schedule of investments, as of December 31, 2019, the related statements of operations, changes in net assets, and cash flows, and the financial highlights for the period from June 27, 2019 (commencement of operations) through December 31, 2019, and the related notes. We have also audited the accompanying statements of assets and liabilities of BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Enhanced Global Dividend Trust, BlackRock Enhanced International Dividend Trust, BlackRock Health Sciences Trust, BlackRock Science and Technology Trust, and BlackRock Utilities, Infrastructure & Power Opportunities Trust, (collectively, with BlackRock Resources & Commodities Strategy Trust and BlackRock Science and Technology Trust II, the “Funds”), including the schedules of investments, as of December 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of BlackRock Science and Technology Trust II as of December 31, 2019, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the period from June 27, 2019 (commencement of operations) through December 31, 2019, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Enhanced Global Dividend Trust, BlackRock Enhanced International Dividend Trust, BlackRock Health Sciences Trust, BlackRock Resources & Commodities Strategy Trust, BlackRock Science and Technology Trust, and BlackRock Utilities, Infrastructure & Power Opportunities Trust as of December 31, 2019, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

132	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

During the fiscal year ended December 31, 2019, the following information is provided with respect to the distributions paid:

	Payable Date	Long-Term Capital Gains	Non-Taxable Return of Capital	Qualified Dividend Income for Individuals (a)	Dividends Qualifying for the Dividends Received Deduction for Corporations (a)	Short-Term Capital Gain Dividends for Non-U.S. Residents (b)	Foreign Source Income	Foreign Taxes Paid (c)
BGR	01/31/19 — 12/31/19	—%	63.71%	36.29%	19.69%	—%	23.16%	3.87%
CII	01/31/19 — 12/31/19	44.55	37.12	18.33	18.33	—	—	—
BDJ	01/31/19 — 11/30/19	93.75	—	6.25	5.19	6.25	—	—
	12/31/19	59.82	—	40.18	37.43	3.99	—	—
BOE	01/31/19 — 12/31/19	—	59.18	40.82	21.71	—	24.56	1.92
BGY	01/31/19 — 05/31/19	100.00	—	—	—	—	—	—
	06/30/19	49.23	14.33	36.44	1.40	—	38.33	3.04
	07/31/19 — 12/31/19	—	28.22	71.78	2.76	—	75.49	5.98
BME	1/31/19	96.89	—	3.11	3.11	—	—	—
	02/28/19 — 12/31/19	95.06	—	4.94	4.94	—	—	—
BCX	01/31/19 — 12/31/19	—	62.96	37.04	10.61	—	28.49	3.04
BST	01/31/19 — 12/31/19	100.00	—	—	—	—	—	—
BSTZ	01/31/19 — 12/31/19	—	100.00	—	—	—	—	—
BUI	01/31/19 — 12/31/19	73.16	10.25	16.59	16.59	—	—	—

(a)	The Trusts hereby designate the percentages indicated above to the maximum amount allowable by law.
(b)	Represents the portion of the dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(c)

The foreign taxes paid represent taxes incurred by the fund on income received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

IMPORTANT TAX INFORMATION	133

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Utilities, Infrastructure & Power Opportunities Trust (the “Fund”) met in person on September 5, 2019 (the “September Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager, BlackRock International Limited and the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

The continuation of the Agreements was considered by the Board at in-person meetings on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”). At the June Meeting, the continuation of the Agreements was approved by the Board for a three-month term ending September 30, 2019, with further continuation to be considered by the Board at the September Meeting. At the September Meeting, the Board considered materials relating to its approval of the Agreements at the June Meeting, as well as additional information provided by the Manager. The factors considered by the Board at the September Meeting in connection with approval of the continuation of the Agreements were substantially the same as the factors considered at the May and June Meetings. A discussion of the basis for the Board’s approval of the Agreements at the June Meeting and the September Meeting is included below under “Board Considerations in Approving the Agreements.”

Activities and Composition of the Board

On the date of the September Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on at least an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock and the Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) the use of brokerage commissions and execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) the Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts,

134	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: At the May Meeting and the June Meeting, the Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2018. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the performance of the Fund as compared with its custom benchmark. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENT	135

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

At the September Meeting, the Board noted that, as of December 31, 2018, for the one-, three- and five-year periods reported, the Fund ranked in the first, second and second quartiles, respectively, against its Performance Peers.

BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of Fund performance relative to these metrics. These metrics include Fund return, Sharpe Ratio, stability of distribution and yield. Based on an overall rating relative to these metrics, as determined by BlackRock, the Fund generally performed in line with expectations, as of June 30, 2019.

Additionally, the Board noted that, since the Fund’s current portfolio management team has managed the Fund, the Fund had outperformed its customized benchmark, as of June 30, 2019.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

At the May Meeting and the June Meeting, the Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers. The Board also noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by the Fund. An advisory fee waiver has been in effect since 2017, although the amount of such waiver may have varied from time to time. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 2.5 basis points voluntary advisory fee waiver.

D. Economies of Scale: At the May Meeting and the June Meeting, the Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: At the May Meeting and the June Meeting, the Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

136	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

At the September Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a nine-month term ending June 30, 2020, and the Sub-Advisory Agreement between the Manager, the Sub-Advisor and the Fund, for a nine-month term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENT	137

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Trustee Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	87 RICs consisting of 111 Portfolios	None
Henry Gabbay 1947	Trustee (Since 2019)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	86 RICs consisting of 110 Portfolios	None

138	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester (d) 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None
Catherine A. Lynch (d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Mr. Gabbay became a member of the boards of the open-end funds in the BlackRock Fixed-Income Complex in 2007.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the Act 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

TRUSTEE AND OFFICER INFORMATION	139

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Effective February 1, 2020, the portfolio managers of BOE and BGY are Andrew Wheatley-Hubbard, CFA, Kyle G. McClements, CFA, Christopher Accettella and Olivia Treharne, CFA. Ms. Treharne joined the Funds’ portfolio management team effective February 1, 2020. Ms. Treharne has been a Director of BlackRock, Inc. since 2019.

Effective February 1, 2020, the portfolio managers of CII are Todd Burnside, Kyle G. McClements, CFA, Christopher Accettella and Joseph Wolfe, CFA. Mr. Wolfe joined the Fund’s portfolio management team effective February 1, 2020. Mr. Wolfe has been a Director of BlackRock, Inc. since 2012.

Effective February 19, 2020, Henry Gabbay resigned as a Trustee of the Trusts.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International LTD.(a)

Edinburgh, EH3 8BL

United Kingdom

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC(b)

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BGR, BOE, BGY, BCX and BUI.
(b)	For BME.

140	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2019 for shareholders of record on May 30, 2019, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class III Trustees as follows:

	Richard E. Cavanagh		Cynthia L. Egan		Robert Fairbairn		Henry Gabbay
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BDJ	170,034,248	4,587,151	171,886,470	2,734,929	171,863,112	2,758,287	171,886,547	2,734,852
BGR	27,105,070	695,053	27,100,230	699,893	27,092,089	708,034	27,109,596	690,527
BOE	60,554,664	2,971,275	60,507,302	3,018,637	60,559,380	2,966,559	60,544,768	2,981,171
BME	9,504,772	189,250	9,510,984	183,038	9,493,781	200,241	9,503,504	190,518
BGY	97,850,317	4,608,941	97,775,838	4,683,420	97,815,187	4,644,071	97,843,487	4,615,771
BCX	85,577,418	1,290,974	85,603,602	1,264,790	85,633,884	1,234,508	85,608,936	1,259,456
BUI	15,335,204	361,075	15,328,845	367,434	15,351,326	344,953	15,344,514	351,765
BST	20,533,523	422,811	20,616,714	339,620	20,593,341	362,993	20,578,096	378,238

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Karen P. Robards, Frank J. Fabozzi and W. Carl Kester.

Shareholders elected the Class III Trustees as follows:

	Richard E. Cavanagh		Frank J. Fabozzi		Robert Fairbairn		Henry Gabbay
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
CII	40,829,123	958,035	40,485,306	1,301,852	40,849,860	937,298	40,850,553	936,605

For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Cynthia L. Egan, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Karen P. Robards, and W. Carl Kester.

Fund Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

General Information

The Trusts, other than BME, do not make available copies of their Statements of Additional Information because the Trusts’ shares, except for BME, are not continuously offered, which means that the Statements of Additional Information of each Trust, other than BME, have not been updated after completion of the respective Trust’s offerings and the information contained in each such Trust’s Statement of Additional Information may have become outdated.

BME’s, BST’s and BUI’s Statements of Additional Information include additional information about the Board and are available, without charge upon request by calling 800-882-0052.

During the period there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for BME, BST and BUI only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

ADDITIONAL INFORMATION	141

Additional Information  (continued)

Householding

The Trusts will mail only one copy of shareholder documents, including, for BME, BST and BUI only, prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q, as applicable. The Trusts’ Forms N-PORT and N-Q, as applicable, are available on the SEC’s website at sec.gov. The Trusts’ Forms N-Q, as applicable, may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, each Trust may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Trust may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Trust’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Trust to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

None of the Trusts, other than BME, BST and BUI, have filed a registration statement with respect to any current Shelf Offerings. This report is not an offer to sell these Trusts’ Common Shares and is not a solicitation of an offer to buy these Trusts’ Common Shares. If any of the Trusts other than BME, BST and BUI file a registration statement with respect to any current Shelf Offering, the prospectus contained therein will contain more complete information about such Trusts and should be read carefully before investing.

BME, BST (on September 30, 2019) and BUI (on October 10, 2019) have filed a prospectus with the SEC in connection with their Shelf Offering. This report and the prospectus of BME, BST and BUI are not offers to sell these Trusts’ Common Shares or solicitations of an offer to buy these Trusts’ Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of these Trusts contains important information about the Trusts, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of these Trusts carefully and in its entirety before investing. Copies of the prospectus for these Trusts can be obtained from BlackRock at blackrock.com.

Dividend Policy

Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust. The distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of the Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital. A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made. Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.

142	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

SGD	Singapore Dollar

TWD	Taiwan New Dollar

USD	U.S. Dollar

ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipts

GDR	Global Depositary Receipts

OTC	Over-the-Counter

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	143

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This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CEF-BK9-12/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Energy and Resources Trust	$37,230	$37,230	$0	$0	$18,500	$17,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Energy and Resources Trust	$18,500	$17,500

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Kyle G. McClements, CFA, Managing Director at BlackRock, Christopher Accettella, Director at BlackRock, Alastair Bishop, Managing Director at BlackRock and Mark Hume, Director at BlackRock. Messrs. McClements, Accettella, Bishop and Hume are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. McClements and Accettella have been members of the Fund’s portfolio management team since 2012. Messrs. Bishop and Hume have been members of the Fund’s portfolio management team since 2015 and 2018, respectively.

Portfolio Manager	Biography
Kyle G. McClements, CFA	Managing Director of BlackRock since 2009; Director of BlackRock from 2006 to 2008; Vice President of BlackRock in 2005; Vice President of State Street Research & Management from 2004 to 2005.
Christopher Accettella	Director of BlackRock since 2008; Vice President of BlackRock, Inc. from 2005 to 2008.
Alastair Bishop	Managing Director of BlackRock since 2019; Director of BlackRock from 2010 to 2018.
Mark Hume	Director of BlackRock since September 2017; Portfolio Manager at Colonial First State Global Asset Management from 2010 to 2017; Senior Director of Bank of America Merrill Lynch from 2008 to 2010.

(a)(2) As of December 31, 2019:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kyle McClements, CFA	10	10	0	0	6	0
	$8.62 Billion	$954.9 Million	$0	$0	$574.8 Million	$0
Christopher Accettella	9	6	0	0	5	0
	$8.19 Billion	$609.2 Million	$0	$0	$545.3 Million	$0
Alastair Bishop	7	13	2	0	1	2
	$2.35 Billion	$2.99 Billion	$0.06 Million	$0	$0.158 Million	$0.06 Million
Mark Hume	1	1	0	0	0	0
	$70.36 Million	$1.36 Billion	$0	$0	$0	$0

(iv)  Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Bishop and Hume may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Bishop and Hume may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2019:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2019.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation.   Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation – Messrs. Bishop and Hume

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: 50% HSBCMINGBP / 50% MSW_NTGBP Index, in GBP; BCX Overwrite Benchmark Strategy Index (BX3); BGR Option Overwriting Strategy Composite Index (NEW); Bloomberg Commodity Index Total Return; DAX Global Agribusiness Index in USD; E_GF Historical Performance Shell; E_GMO Historical Performance Shell; EMIX Global Mining Constrained Weights Index (Open) Net; EMIX Global Mining Index (Close); EMIX Mining Index - expressed in GBP; FTSE Gold Mines Index (Gross Total Return); FTSE Gold Mining Index - GBP Price;

LIBOR 3 Month Index; MSCI 10/40 DW Energy (Net); MSCI World Energy Net Daily TR Index; MSCI World SMID Energy Index total return (net); NYSE Arca Gold Miners Index EUR Net Total Return; S&P Global Clean Energy Index; S&P Global Natural Resources Index; S&P Global Natural Resources Index - In GBP; S&P Global Natural Resources Net Return; S&P North American Natural Resources Sector Index; SNP Glob Infrastr Utilities Option Overwrite Strategy Composite Index - 3.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Discretionary Incentive Compensation – Messrs. Accettella and McClements

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets or strategies under management or supervision by that portfolio manager, and/or the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.    Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds, other accounts or strategies managed by each portfolio manager. Performance is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of some funds, other accounts or strategies may not be measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock.    The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Accettella and McClements are eligible to participate in these plans.

United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 6% to 15% (dependent on service related entitlement) of eligible pay capped at £150,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Bishop and Hume are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2019.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Kyle G. McClements, CFA	$50,001 - $100,000
Christopher Accettella	$10,001 - $50,000
Alastair Bishop	$50,001 - $100,000
Mark Hume	$1 - $10,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the fiscal year ended December 31, 2019. The Fund did not engage in any securities lending activity during the fiscal year ended December 31, 2019.

	BlackRock Energy and Resources Trust
(1)	Gross income from securities lending activities		$0
(2)	Fees and/or compensation for securities lending activities and related services
	(a)	Securities lending income paid to BIM for services as securities lending agent	$0
	(b)	Collateral management expenses (including fees deducted from a polled cash collateral vehicle) not included in (a)	$0
	(c)	Administrative fees not included in (a)	$0
	(d)	Indemnification fees not included in (a)	$0
	(e)	Rebate (paid to borrowers)	$0
	(f)	Other fees not included in (a)	$0
(3)	Aggregate fees/compensation for securities lending activities		$0
(4)	Net income from securities lending activities		$0

(b) BlackRock Investment Management, LLC (“BIM”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and BIM.

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

(c) – Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Energy and Resources Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Energy and Resources Trust

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Energy and Resources Trust

Date: March 6, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Energy and Resources Trust

Date: March 6, 2020